     As filed with the Securities and Exchange Commission on July 20, 2007

1933 Act File No. 333-
1940 Act File No. 811-22014

================================================================================

                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Pre-Effective Amendment No. [ ] [ ]

                      Post-Effective Amendment No. [ ] [ ]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 5 [X]

                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                Exact Name of Registrant as Specified in Charter

                  60 State Street, Boston, Massachusetts 02109
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 742-7825
               Registrant's Telephone Number, including Area Code

            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                  60 State Street, Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copy to:   Christopher P. Harvey, Esq.
           Wilmer Cutler Pickering Hale and Dorr LLP
           60 State Street
           Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------------------------------------
 Title of Securities      Amount Being           Proposed Maximum            Proposed Maximum            Amount of
  Being Registered         Registered         Offering Price Per Unit    Aggregate Offering Price   Registration Fee (1)
------------------------------------------------------------------------------------------------------------------------
Preferred Shares
(par value $0.0001)         40 shares               $25,000.00                $1,000,000.00                $30.70
------------------------------------------------------------------------------------------------------------------------

(1) Transmitted prior to the filing to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, Pennsylvania.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                      PIONEER DIVERSIFIED HIGH INCOME TRUST

                              CROSS-REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEMS IN PART A OF FORM N-2                                  LOCATION IN PROSPECTUS

Item 1.  Outside Front Cover                                 Cover Page

Item 2.  Cover Pages; Other Offering Information             Cover Page

Item 3.  Fee Table and Synopsis                              Not applicable

Item 4.  Financial Highlights                                Financial Highlights (unaudited)

Item 5.  Plan of Distribution                                Cover Page; Prospectus Summary; The Auction; Underwriting

Item 6.  Selling Shareholders                                Not applicable

Item 7.  Use of Proceeds                                     Use of Proceeds

Item 8.  General Description of the Registrant               Cover Page; Prospectus Summary; The Fund; Investment Objectives and
                                                             Principal Investment Strategies; Use of Leverage by the Fund; Risk
                                                             Factors; Net Asset Value; Certain Provisions of the Agreement and
                                                             Declaration of Trust and By-Laws

Item 9.  Management                                          Prospectus Summary; Management of the Fund Description
                                                             of APS

Item 10.  Capital Stock, Long-Term Debt, and Other           Description of APS; Federal Income Tax Matters
Securities

Item 11.  Default and Arrears On Senior Securities           Not applicable

Item 12.  Legal Proceedings                                  Not applicable

Item 13.  Table of Contents of the Statement of Additional   Table of Contents of the Statement of Additional Information
Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

ITEMS IN PART B OF FORM N-2                                  LOCATION IN STATEMENT OF ADDITIONAL INFORMATION

Item 14.  Cover Page                                         Cover Page

Item 15.  Table of Contents                                  Cover Page

Item 16.  General Information and History                    Not applicable

Item 17.  Investment Objective and Policies                  Investment Objectives and Policies; Investment Restrictions; Appendix
                                                             A - Description of Ratings

Item 18.  Management                                         Management of the Fund

Item 19.  Control Persons and Principal Holders of           Management of the Fund - Control Persons and Principal Holders of
Securities                                                   Securities

Item 20.  Investment Advisory and Other Services             Management of the Fund

Item 21.  Portfolio Managers                                 Portfolio Managers

Item 22.  Brokerage Allocation and Other Practices           Portfolio Transactions

Item 23.  Tax Status                                         Federal Income Tax Matters

Item 24.  Financial Statements                               Independent Registered Public Accounting Firm; Financial Statements
                                                             and Report of Independent Registered Public Accounting Firm

                           PART C - OTHER INFORMATION

Items 25-34 have been answered in Part C of this Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
--------------------------------------------------------------------------------

PRELIMINARY PROSPECTUS         SUBJECT TO COMPLETION               [_____], 2007
--------------------------------------------------------------------------------

[   ] SHARES SERIES A
[   ] SHARES SERIES B

[PIONEER LOGO]

PIONEER DIVERSIFIED HIGH INCOME TRUST
AUCTION PREFERRED SHARES ("APS")
LIQUIDATION PREFERENCE $25,000 PER SHARE

Pioneer Diversified High Income Trust (the "Fund") is a recently organized diversified, closed-end management investment company. The Fund is offering two series of auction preferred shares. The Fund is offering [ ] shares of its Series A Auction Preferred Shares and [ ] shares of its Shares B Auction Preferred Shares (collectively, "APS"). The Fund has the authority to redeem each series of APS at any time for any reason, subject to certain conditions.

INVESTMENT OBJECTIVES. The Fund's primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in a diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss. The Fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high yield debt securities"), (ii) floating rate loans and (iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.

The Adviser believes that this actively managed, diversified portfolio of asset classes - global high yield debt securities, floating rate loans and event-linked bonds - may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the Fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them. (continued on following page)

BEFORE BUYING ANY APS, YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE [ ]. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY - SPECIAL RISK CONSIDERATIONS" BEGINNING ON PAGE [ ]. THE MINIMUM PURCHASE AMOUNT OF THE APS IS $25,000.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                                 PROCEEDS, AFTER
                                                              ESTIMATED         EXPENSES, TO THE
                   PRICE TO PUBLIC         SALES LOAD      OFFERING EXPENSES         FUND(1)
-------------------------------------------------------------------------------------------------
Per share            $  25,000.00          $   250.00         $    [ ]               $   [  ]

Total                $        [ ]          $      [ ]         $    [ ]               $   [  ]

-------------

(1) Plus accumulated dividends, if any, from the date the APS are issued.

[___________]        [_____________]         [            ]

(continued from previous page)

The Fund does not have a policy of maintaining a specific average credit quality or a targeted maturity range for its portfolio. The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

In accordance with the Fund's principal investment strategies, the Fund primarily invests in below investment grade (high yield) debt securities, loans and preferred stocks. Below investment grade securities, commonly referred to as junk bonds, are obligations that are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody's Investors Service, Inc. ("Moody's") or BB and below by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P")), or if unrated, are determined by the Fund's investment adviser, Pioneer Investment Management, Inc. (the "Adviser") or the Fund's subadviser, Montpelier Capital Advisors, Ltd. (the "Subadviser"), as applicable, to be of comparable quality. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. With respect to event-linked bonds, the rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. The rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of the trigger event. For event-linked bonds with a "BB" rating, the average expected loss probability (i.e., the weighted average sum of both partial and total loss models over a multi-year simulation period) is approximately 1% (i.e., loss occurrence once every 100 years). There can be no assurance that an event-linked bond rated "BB" will not experience either a partial or total loss of principal and/or interest more frequently than once every 100 years. Given the relatively new market for event-linked bonds, the rating system for event-linked bonds is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops. See "Portfolio contents - Event-linked bond ratings."

INVESTMENT ADVISER AND SUBADVISER. Pioneer Investment Management, Inc. is the Fund's investment adviser. The Adviser is responsible for managing the Fund's overall investment program, including allocating the Fund's investments among the different asset classes and managing the Fund's investments in global high income debt securities and floating rate loans. The Adviser is a wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The Adviser is part of a global asset management group providing investment management and financial services to mutual funds and other clients. As of July 31, 2007, assets under management by the Adviser and its affiliates were approximately $[_____] billion worldwide, including over $[_____] billion in assets under management by the Adviser.

The Adviser has engaged Montpelier Capital Advisors, Ltd. to act as the Fund's investment subadviser with respect to the Fund's investments in event-linked bonds. The Subadviser also assists the Adviser in the evaluation of the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets. Although the Subadviser was recently organized and has not previously served as an investment adviser or subadviser to any other registered investment company, the Subadviser's management team has substantial experience evaluating and monitoring event-linked instruments at its parent company, Montpelier Re Holdings, Ltd., a leading provider of global property and casualty reinsurance and insurance products through its wholly-owned subsidiary, Montpelier Reinsurance Ltd. When analyzing the Fund's potential investments in event-linked bonds, the Subadviser's management team intends to utilize the same tools and skills for evaluating event-linked bonds that it has been using for years in connection with underwriting insurance and reinsurance policies.

The APS are being offered by the underwriters subject to certain conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the APS will be delivered to the nominee of The Depository Trust Company on or about [_____], 2007.

Investors in APS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series A APS for the initial period from and including the date of issue to, but excluding, [_____], 2007 will be [_____]% per year. The dividend rate on the Series B APS for the initial period from and including the date of issue to, but excluding, [_____], 2007 will be [_____]% per year. For each subsequent dividend period, the auction agent will determine the dividend rate for a particular period by an auction conducted in accordance with the procedures described in this Prospectus and, in further detail, in Appendix A to this Prospectus.

The APS, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-dealers may maintain a secondary trading market in the APS outside of auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (that is, trading will depend on the presence of willing buyers and sellers, and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a shareholder that sells APS between auctions may receive a price per share of less than $25,000. The Fund may redeem APS as described under "Description of APS - Redemption."

The APS will be senior in liquidation and distribution rights to the Fund's outstanding common shares. The Fund's common shares are traded on the American Stock Exchange under the symbol "HNW." This offering is conditioned upon the APS receiving a rating of "AAA" from Fitch, Inc. ("Fitch") and "Aaa" from Moody's (each a "Rating Agency" and together, the "Rating Agencies").

THE APS DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the APS, and retain it for future reference. A Statement of Additional Information, dated [_____], 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the Statement of Additional Information on page [__] of this Prospectus. You may request a free copy of the Statement of Additional Information, annual reports and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 225-6292 (toll-free), writing to the Fund or from the Fund's website (http://www.pioneerinvestments.com). The information contained in, or that can be accessed through, the Fund's website is not part of this Prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov). The Fund's registration number under the Investment Company Act of 1940, as amended (the "1940 Act") is 811-22014.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since the date of this Prospectus.

TABLE OF CONTENTS

Prospectus summary........................................................................................................  5
Financial highlights (unaudited).......................................................................................... 26
The Fund ................................................................................................................. 27
Use of proceeds........................................................................................................... 27
Capitalization (unaudited)................................................................................................ 27
Portfolio composition..................................................................................................... 28
Investment objectives and principal investment strategies................................................................. 28
Risk factors.............................................................................................................. 43
Description of APS........................................................................................................ 54
The Auction............................................................................................................... 63
Management of the Fund.................................................................................................... 71
Federal income tax matters................................................................................................ 74
Net asset value........................................................................................................... 78
Certain provisions of the Agreement and Declaration of Trust and By-Laws.................................................. 79
Underwriting.............................................................................................................. 81
Administrator, custodian, transfer agent, registrar, dividend disbursing agent and shareholder servicing agent ........... 81
Validity of APS........................................................................................................... 82
Table of contents for the Statement of Additional Information............................................................. 83
Form of Auction Procedures................................................................................................

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's APS, especially the information set forth under the heading "Risk factors." You should review the more detailed information contained in this Prospectus, the Statement of Additional Information and the Fund's Statement of Preferences of Auction Preferred Shares (the "Statement"), which is attached as Appendix __ to the Statement of Additional Information. Capitalized terms used but not defined herein shall have the meaning attributed to such term in the Statement.

THE FUND

Pioneer Diversified High Income Trust (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's common shares of beneficial interest, no par value (the "Common Shares"), are traded on the American Stock Exchange under the symbol "HNW." As of July 31, 2007, the Fund had [_____] Common Shares outstanding and had net assets of $[_____]. See "The Fund."

THE OFFERING

The Fund is offering an aggregate of [ ] Series A APS and [ ] Series B APS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The APS are being offered by a group of underwriters (the "Underwriters") led by [________]. See "Underwriting." The APS offered hereby represent leverage. If the Fund were to offer additional preferred shares in the future, such additional preferred shares would increase the Fund's leverage.

The APS will entitle their holders to receive cash dividends at an annual rate that may vary for successive dividend periods. In general, except as described under "Description of APS -- Dividends and Dividend Periods," each dividend period will be seven days. Deutsche Bank Trust Company Americas (the "Auction Agent") will determine the rate per annum at which cash dividends are payable on APS for any dividend period (the "Applicable Rate") by an auction conducted on the business day immediately prior to the start of that dividend period.

The APS are not listed on an exchange. Instead, investors may buy or sell APS at an auction that normally is held weekly, by submitting orders to broker-dealers that have entered into an agreement with the Auction Agent ("Broker-Dealers") or to certain other broker-dealers. The Auction Agent reviews orders from Broker-Dealers on behalf of existing holders of APS (the Broker-Dealers being referred to as "Existing Holders" and the beneficial owners of the APS being referred to as "Beneficial Owners") that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate. The Auction Agent also reviews orders from Broker-Dealers on behalf of potential beneficial owners of APS (the Broker-Dealers being referred to as "Potential Holders" and the potential beneficial owners of the APS being referred to as "Potential Beneficial Owners") that wish to buy APS. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding APS continuing to be held. This process for setting the dividend rate is referred to as an "Auction." The first Auction date for Series A APS will be [_____], 2007 and for Series B APS will be [_____], 2007, each being the business day before the initial dividend payment date for the initial dividend period for the relevant series of APS ([_____], 2007 for Series A and [_____], 2007 for Series B). The Auction day for Series A APS generally will be [ ] and for Series B APS generally will be [ ], unless the then-current dividend period is a special dividend period, or the day that normally would be the Auction date or the first day of the subsequent dividend period is not a business day.

Generally, investors in the APS will not receive certificates representing ownership of their shares. The Depository Trust Company or any successor (the "Security Depository") or nominee for the account of the investor's Broker-Dealer will maintain record ownership of APS in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of the APS. A "Broker-Dealer" is a broker-dealer which has entered into an agreement with the Auction Agent (a "Broker-Dealer Agreement"), which provides for the participation of such Broker-Dealer in Auctions and pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary investment objective. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high yield debt securities"),
(ii) floating rate loans and (iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.

The Adviser believes that this actively managed, diversified portfolio of asset classes - global high yield debt securities, floating rate loans and event-linked bonds - may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the Fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them. The Fund's investments nevertheless involve significant risks since the Fund invests at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks, as discussed below. For a complete discussion on the risks related to the Fund's investments, please refer to the "Prospectus summary - Special risk considerations" and "Risk factors."

Pioneer Investment Management, Inc. is the Fund's investment adviser. The Adviser is responsible for managing the Fund's overall investment program, including allocating the Fund's investments among the different asset classes and managing the Fund's investments in global high income debt securities and floating rate loans. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund's investment objectives. The Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The Adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the Fund's investment objectives. The Adviser makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The Adviser has engaged Montpelier Capital Advisors, Ltd. (the "Subadviser") to act as the Fund's investment subadviser with respect to the Fund's investments in event-linked bonds. The Subadviser also assists the Adviser in the evaluation of the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets. Although the Subadviser was recently organized and has not previously served as an investment adviser or subadviser to any other registered investment company, the Subadviser's management team has substantial experience evaluating and monitoring event-linked instruments at its parent company, Montpelier Re Holdings, Ltd., a leading provider of global property and casualty reinsurance and insurance products through its wholly-owned subsidiary, Montpelier Reinsurance Ltd. When analyzing the Fund's potential investments in event-linked bonds, the Subadviser's management team intends to utilize the same tools and skills for evaluating event-linked bonds that it has been using for years in connection with underwriting insurance and reinsurance policies.

CREDIT MANAGEMENT

The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade or are unrated but determined by the Adviser or Subadviser, as applicable, to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio. The Adviser and/or Subadviser, as applicable, monitor the credit quality and price of the securities and other instruments held by the Fund. See "Portfolio contents - Securities ratings," "Portfolio contents - Event-linked bond ratings" and "Risk factors - Credit risk and junk bond risk."

Although the Adviser and Subadviser consider ratings when making investment decisions, each performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular obligation, whether rated or unrated, the Adviser and Subadviser generally give equal weight to the obligation's yield and the issuer's creditworthiness and will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.

EVENT-LINKED BOND MANAGEMENT

The Subadviser is responsible for assisting the Adviser in the evaluation of the Fund's investments in event-linked bonds. The Subadviser utilizes qualitative and proprietary quantitative research to screen the potential universe of investments in event-linked bonds. The Subadviser next utilizes multiple models to calculate the probability of an expected loss to be incurred by an individual pre-defined trigger event. The Subadviser seeks to minimize the Fund's overall exposure to event-linked bonds by allocating the Fund's investments among different issuers, geographic regions and types of pre-defined trigger events.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, primarily Standard & Poor's Ratings Group ("S&P"), Fitch Ratings, Ltd. ("Fitch") and/or A.M. Best Company, Inc. ("A.M. Best"). Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by S&P (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB." The Subadviser anticipates that the Fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the Fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and model used to calculate the probability of the trigger event. Most rating agencies rely upon one or more of the reports prepared by the following three primary independent catastrophe-modeling firms: EQECAT, Inc., AIR Worldwide Corp and Risk Management Solutions, Inc. These firms utilize different methodologies to evaluate the probability of various types of pre-defined trigger events. For event-linked bonds with a "BB" rating, the average expected loss probability (i.e., the weighted average sum of both partial and total loss models over a multi-year simulation period) is approximately 1% (i.e., loss occurrence once every 100 years). There can be no assurance that an event-linked bond rated "BB" will not experience either a partial or total loss of principal and/or interest more frequently than once every 100 years. See "Portfolio contents - Event-linked bond ratings" for more detailed discussion on event-linked bond ratings.

PORTFOLIO CONTENTS

Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody's Investors Service, Inc. ("Moody's") or BB and below by S&P), or if unrated, are determined by the Adviser or Subadviser, as applicable, to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. With respect to event-linked bonds, the rating reflects the probability that a pre-defined trigger event will occur, rather than the bond's credit rating. The rating also assesses the model used to calculate the probability of the trigger event.

The Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks.

The Fund does not have a policy of maintaining a specific average credit quality or a dollar weighted average maturity target or range for its portfolio. The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

GLOBAL HIGH INCOME DEBT SECURITIES

The Fund's investments in global high yield debt securities may include below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Fund's investments in global high yield debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund's investments in global high yield debt securities may have a broad range of maturities and may include securities denominated in foreign currencies.

FLOATING RATE LOANS

The Fund will invest a portion of its assets in floating rate loans. Floating rate loans are made by banks and other financial institutions to corporations, partnerships and other business entities that operated in various industries and geographical regions, including non-U.S. borrowers. The rates of interest on the loans adjust or "float" periodically by reference to a base lending rate, such as the London Interbank Offer Rate ("LIBOR"), the prime rate offered by one or more major U.S. banks ("Prime Rate"), or the overnight federal funds rate, plus a premium. LIBOR loans reset on set dates, typically every 30 to 90 days, but not exceeding one year. Prime Rates and federal funds rate loans reset periodically when the underlying rate resets. For purposes of the Fund's investment policies, the Fund considers "floating rate" and "adjustable rate" to be the same.

Floating rate loans typically are rated below investment grade. The Fund may invest in floating rate loans and other debt securities of any credit quality, including below investment grade obligations, or obligations that are unrated but are determined by the Adviser to be of equivalent credit quality. The Fund may invest a portion of its assets in securities of issuers that are in default or that are in bankruptcy. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio. In most instances, the Fund's investments in floating rate loans will hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, such as the Fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

Floating rate loans are typically structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the Fund is a direct investor in the loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or sole originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely on an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations.

EVENT-LINKED BONDS

The Fund anticipates an initial allocation to event-linked bonds of less than 25% of the Fund's total assets, although the actual allocation of the Fund's investments will be subject to market conditions at the time the Fund commences investment operations. In the future, the Adviser and Subadviser may modify this allocation in response to market conditions and the development of event-linked bonds as a sector of the fixed income securities markets, but at no time will the Fund allocate greater than 35% of its total assets in event-linked bonds.

Event-linked bonds are a relatively new type of investment that were first developed in the early-1990s and designed to assist property-casualty insurance companies and reinsurers in managing their exposure to natural disasters, such as earthquakes, hurricanes, typhoons and tornados, by transferring their risks to the capital markets. Although the overall market for event-linked bonds is less developed and may be more thinly traded than that of other types of debt securities, the overall market for event-linked bonds has increased over the past decade. According to a recent study, this market totaled approximately $4.69 billion in issuances during 2006, which represents an increase of 136% since 2005 and 311% since 2004.

Event-linked bonds consist of a fixed insurance premium and a floating rate of interest. The rates of interest on the bonds adjust or "float" periodically by reference to a base lending rate, such as LIBOR. In 2006, event-linked bonds had an average scheduled maturity of three years, although maturities can be less than or greater than three years. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Typically, an insurance or reinsurance company sponsors the establishment of a non-U.S. offshore reinsurance special purpose vehicle ("SPV"). The insurance company agrees to pay a future stream of premiums to the SPV in return for a reinsurance contract to cover an identified portfolio of its catastrophe exposure. The SPV issues the event-linked bonds to qualified institutional buyers who receive interest payments. This interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond. The SPV's obligation to pay accrued but unpaid interest and/or repay principal of an event-linked bond is reduced or eliminated, depending on the specific circumstances, in the event the SPV would be required to make payments upon a trigger event, as described below. At the same time as the issuance of the event-linked bonds, the SPV invests the proceeds of the issuance in high- grade securities. The premiums paid by the insurance company, along with the interest on the high-grade debt securities, are directly paid to the event-linked bondholders in the form of interest payments.

Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. If no trigger event occurs, the Fund is entitled to recover its principal plus accrued interest.

The Fund's investments in event-linked bonds may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds linked to natural risks will represent the largest portion of the Fund's event-linked bond investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked bonds linked to weather risks provide insurance to companies whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.

The Fund may invest in other types of event-linked bonds where the trigger event or magnitude of losses may be based on company-wide losses ("indemnity triggers"), index-based losses ("index triggers") or a combination of triggers ("hybrid triggers")

- INDEMNITY TRIGGERS. Indemnity triggers are based on company-wide losses. The trigger event would be considered to have occurred only if a company's losses on catastrophic insurance claims exceeded a certain aggregate amount of insured claims. If the company's losses were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the Fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, event-linked bond investors are dependent upon the company's ability to settle catastrophe claims in a manner that would not be disadvantageous to investors' interests.

- INDEX TRIGGERS. Index triggers follow one of three broad approaches: parametric, industry-loss and modeled-loss, and a combination thereof, which is discussed below as "hybrid triggers." Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company's insurance claims-handling practices and potential information barriers. However, index triggers generally pose a higher risk on event-linked bond investors than indemnity triggers, and investors are dependent upon the accuracy of the models and reporting services used to calculate the formulas.

     - PARAMETRIC. Parametric trigger indices are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed and location of a hurricane or magnitude and location of an earthquake).

     - INDUSTRY-LOSS. Industry loss trigger indices are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.

     - MODELED-LOSS. Modeled-loss trigger indices are based upon a catastrophe-modeling firm's database estimate of an industry loss, or a company's losses compared to a modeling firm's industry estimate of losses.

- HYBRID TRIGGERS. Hybrid triggers involve more than one trigger type in a single transaction or tranche of an event-linked bond. For example, a hybrid trigger could involve the occurrence of both a U.S. hurricane and a Japanese earthquake with a different kind of index trigger for each. Another example of a hybrid trigger involves different trigger types occurring in a particular sequence. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company's overall market share, and then applied to the industry loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.

OTHER FIXED INCOME INVESTMENTS

The Fund's investments also may include investment grade fixed income securities and money market instruments, such as commercial paper. The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody's or D by S&P). Debt securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. The Fund may have to pursue legal remedies, which may be expensive and the results of which are uncertain. This may increase operating expenses and adversely affect net asset value. The credit quality of most securities held by the Fund reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest or principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the Fund's ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Fund may have difficulties determining the fair market value of such securities. Because of the greater number of investment considerations involved in investing in high yield, high risk floating rate loans and bonds, the achievement of the Fund's objectives depends more on the Adviser's judgment and analytical abilities than would be the case if invested primarily in securities in the higher ratings categories.

TEMPORARY DEFENSIVE INVESTMENTS

Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, to facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The Fund may take advantage of opportunities in swaps, options and futures contracts and any other derivative instruments that presently are not contemplated by the Fund or currently are not available in the market, but which may be developed in the future, including instruments that provide for event-linked exposure, to the extent such investments are consistent with the Fund's investment objectives. The Fund is not limited in the amount of assets it may invest in these or other types of derivative investments.

USE OF LEVERAGE BY THE FUND

The Fund expects to utilize financial leverage on an ongoing basis for investment purposes, such as through the issuance of preferred shares. After completion of the offering of APS, the Fund anticipates its total leverage from the issuance of APS will be approximately 33 1/3% of the Fund's total assets. This amount may change but the Fund will not incur additional leverage if the total leverage would exceed 50% of the Fund's total assets. Although the Fund may in the future offer other preferred shares, which would further leverage the Fund, the Fund does not currently intend to offer preferred shares other than the APS offered hereby. The Fund may also invest in derivative instruments, each of which may amplify the effects of leverage in the Fund's portfolio.

The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to holders of the Common Shares over time. Use of financial leverage creates an opportunity for increased income for holders of the Common Shares but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Adviser will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the APS) is utilized, giving the Adviser an incentive to utilize leverage. See "Risk factors -- Risks of Investment in APS -- Leverage risk."

SPECIAL RISK CONSIDERATIONS

The following is a summary of the principal risks of investing in the Fund. You should read the fuller discussion in this Prospectus under "Risk factors" on page [ ].

Risks of investing in the APS include the following:

The primary risks

- If an Auction fails you may not be able to sell some or all of your APS, and the Fund is not obligated to redeem your APS if the Auction fails.

- Because of the nature of the market for APS, you may receive less than the price you paid for your shares if you sell them outside an Auction, especially when market interest rates are rising or if the Fund has designated a special dividend period. If an Auction does not fail and your APS are sold at the Auction, you will not receive less than $25,000 plus accrued dividends.

- A rating agency could downgrade or withdraw the rating assigned to the APS without prior notice to the Fund or shareholders, which could make your shares less liquid at an Auction or in the secondary market.

- The Fund may be forced to redeem APS to meet regulatory or Rating Agency requirements at a time that may be disadvantageous to the Fund or the holders of the APS or may voluntarily redeem the APS in certain circumstances at a time that may be disadvantageous to the Fund or the holders of the APS.

- In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the APS.

- If interest rates rise, the value of the Fund's investment portfolio generally will decline, reducing the asset coverage for the APS.

LEVERAGE RISK

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the APS' asset coverage.

INTEREST RATE RISK

The APS pay dividends based on shorter-term interest rates. The Fund invests the proceeds from the issuance of the APS principally in a diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks, which generally bear intermediate to longer-term interest rates. The yields on intermediate and long-term securities are typically, although not always, higher than shorter-term interest rates. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay dividends on the APS, however, dividend rates on the APS would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the APS would be jeopardized. If intermediate to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the APS.

AUCTION RISK

The dividend rate for the APS normally is set through an Auction process. In the Auction, Existing Holders of APS may indicate the dividend rate at which the Beneficial Owners would be willing to hold or sell their APS or purchase additional APS. The Auction also provides liquidity for the sale of APS. An Auction fails if there are more APS offered for sale than there are buyers. You may not be able to sell your APS at an Auction if the Auction fails. Also, if you place "Bid Orders" and the rate in your Bid exceeds the rate set at the Auction, you will not retain your APS.

Additionally, if you elect to retain APS without specifying a dividend rate below which you would not wish to continue to hold those APS, you could receive a lower rate of return on your shares than the market rate. Finally, the length of future dividend periods for the APS may be changed by the Fund, subject to certain conditions and with notice to the holders of the APS, which could also affect the liquidity of your investment.

SECONDARY MARKET RISK

If you try to sell your APS between Auctions, you may not be able to sell any or all of your APS, or you may not be able to sell them for $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period, changes in interest rates could affect the price you will receive if you sell your APS in the secondary market.

RATINGS AND ASSET COVERAGE RISK

While it is a condition of the offering that Moody's and Fitch, Inc. ("Fitch" and with Moody's, each a "Rating Agency," and together, the "Rating Agencies") assign a rating of "Aaa" and "AAA," respectively, to the APS, such rating does not eliminate or necessarily mitigate the risks of investing in APS.

SECURITIES AND EXCHANGE COMMISSION INVESTIGATION

On May 31, 2006, the U.S. Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including [_____] (the "Settlement Broker-Dealers"), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, each Settlement Broker-Dealer agreed to pay a civil penalty. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for auction rate securities or the APS.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and the APS, both by the 1940 Act, and by requirements imposed by the Rating Agencies, might impair the Fund's ability to satisfy minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes. A sale of substantially all of the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require the Fund to redeem APS.

General risks of investing in the Fund include the following:

SUBADVISER RISK

The Subadviser is a recently formed investment adviser registered with the Securities and Exchange Commission and has no prior history of acting as an investment adviser or subadviser to any other registered investment company.

CONCENTRATION RISK

The Fund intends to invest at least 25% of its managed assets in securities and other instruments issued or structured by companies in the financial services group of industries, such as banks, broker-dealers and insurance and reinsurance companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affected companies in these industries. These industries may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

INTEREST RATE RISK

The Fund's net asset value will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. This risk may be greater for securities with longer maturities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument's interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument's interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.

CREDIT RISK AND JUNK BOND RISK

Credit risk is the risk that an issuer of a security in which the Fund invests will become unable to meet its obligation to make interest and principal payments. The Fund may invest all or a substantial portion of its assets in global high yield debt securities, floating rate loans, event-linked bonds and other debt securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, or unrated securities determined by the Adviser or Subadviser to be of comparable credit quality. Investment in debt securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for fixed income securities of below investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- increased price sensitivity to changing interest rates and to a deteriorating economic environment;

-    greater risk of loss due to default or declining credit quality;

- adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

- if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

FLOATING RATE LOAN RISK

The risks associated with floating rate loans are similar to the risks of junk bonds, although floating rate loans are typically senior and secured in contrast to below investment grade debt securities, commonly referred to as "junk bonds," which are often subordinated and unsecured. See "Risk factors - Credit risk and junk bond risk."

The Fund's investments in floating rate loans typically are rated below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan's value. Economic and other events, whether real or perceived, can reduce the demand for certain floating rate loans or floating rate loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Floating rate loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument's interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument's interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain floating rate loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded floating rate loans.

Floating rate loans and other corporate debt obligations are subject to the risk of non-payment of scheduled installments of interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing an obligation would satisfy a borrower's obligation in the event of non-payment of scheduled installments of interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an obligation. To the extent that an obligation is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary's assets before the lenders to the holding company would receive any amount on account of the holding company's interest in the subsidiary. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate floating rate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating floating rate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could result in a loss to the Fund negatively affecting the Fund's performance. With respect to the Fund's investments in non-U.S. floating rate investments, the Fund's access to collateral may be limited by non-U.S. bankruptcy or other insolvency laws, which laws may be less developed and more cumbersome than U.S. bankruptcy laws.

Many loans in which the Fund will invest may not be rated by a rating agency, and most or all will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of floating rate loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of floating rate loans held by the Fund may be rated below investment grade by independent rating agencies. In the event floating rate loans are not rated, they are likely to be of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody's or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. See "Risk factors - Credit risk and junk bond risk." Because floating rate loans are senior to subordinated creditors and stockholders in a borrower's capital structure and are often secured by specific collateral, the Adviser believes, based on its experience, that floating rate loans have more favorable loss recovery rates as compared to most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Adviser's prior experience or that the floating rate loans will achieve any specific loan recovery rate.

No active trading market may exist for many floating rate loans, and some floating rate loans may be subject to restrictions on resale. Any secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Fund to realize full value on the disposition of an illiquid floating rate loan and cause a material decline in the Fund's net asset value.

Investing in floating rate loans involves investment risk. Some borrowers default on their floating rate loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers.

EVENT-LINKED BOND RISK

Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event or magnitude of losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. Because event-linked bond issuers currently are structured so as to be bankruptcy remote SPVs, it is unlikely that the Fund could lose its entire investment in an event-linked bond if the applicable trigger event never occurs. However, there can be no assurance that event-linked bonds in which the Fund may invest in the future will be structured in a similar manner or that a court would uphold the intended bankruptcy remote characterization of the structure. If an event-linked bond that is issued in the future is structured in a different manner, it may be possible that the Fund would lose its entire investment in an event-linked bond even though the applicable trigger event never occurs.

Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. The typical duration of mandatory and optional extensions of maturity for event-linked bonds currently is between three to six months, but maturity may be extended for a period of up to two years. In rare circumstances, the extension may exceed two years. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund's investment in such event-linked bond may be fair valued, which may be at a price higher or lower than actual market quotations prior to the trigger event and may affect the Fund's net asset value per share. See "Net asset value." Market quotes may not be readily available during the completion of the processing and auditing of applicable loss claims, which may require the fund to fair value such securities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund's total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. See "Special risk considerations - Liquidity risk" below.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds. In evaluating the rating of the bond and the creditworthiness of the issuer, the Subadviser will consider, and may rely in part, on analyses performed by others.

LIQUIDITY RISK

Some global high yield debt securities, floating rate loans, event-linked bonds and other debt obligations are not readily marketable and may be subject to restrictions on resale. Floating rate loans and event-linked bonds generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist. Where a secondary market exists, such market for some floating rate loans and event-linked bonds may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund's investments in illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable, are subject to restrictions on resale, or are illiquid. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Most global high yield debt securities, floating rate loans and event-linked bonds are valued by an independent pricing service that uses market quotations of investors and traders in these securities. In other cases, these investments are valued at their fair value in accordance with procedures approved by the Board of Trustees.

ISSUER RISK

The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

REINVESTMENT RISK

Income from the Fund's portfolio will decline if the Fund invests the proceeds of repayment or sale of floating rate loans or other obligations into lower yielding instruments or floating rate loans with a lower spread over the base lending rate. A decline in income could affect the APS' distribution rate and their overall return.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the APS and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates on preferred shares issued by the Fund or interest rates on borrowings by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

There are special risks associated with the Fund's investments in preferred securities.

     - Limited voting rights. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

     - Special redemption rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities after a specified date.

     - Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.

     - Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

     - Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

FOREIGN SECURITIES RISK

The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

- Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

- Many non-U.S. markets are smaller, less liquid, more volatile and may be subject to a heightened level of inflation and default risk relative to U.S. issuers. In a changing market, the Adviser or Subadviser, as applicable, may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

- Currency exchange rates or controls may adversely affect the value of the Fund's investments.

- The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

-    Withholdings and other non-U.S. taxes may decrease the Fund's return.

CURRENCY RISK

A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

SOVEREIGN DEBT RISK

An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

REGULATORY RISK

To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions or sponsor event-linked instruments, the availability of these types of instruments for investment may be adversely affected. In addition, such legislation could depress the market value of these instruments.

DERIVATIVES RISK

Even a small investment in derivatives can have a significant positive or negative impact on the Fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party that entered into the derivative contract defaults on its obligation. Certain derivatives, such as over-the-counter options, may be less liquid and more difficult to value than exchange traded options and futures.

MARKET DISRUPTION RISK

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the APS. In particular, below investment grade securities tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of the Fund's investments than on higher rated fixed income securities.

INVESTMENT ADVISER

Pioneer Investment Management, Inc. is the Fund's investment adviser. With respect to investments of the Fund other than event-linked bonds, the Adviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objectives and principal investment strategies. The Adviser also is responsible for allocating the Fund's investments among the different asset classes. The Adviser has engaged Montpelier Capital Advisors, Ltd. to act as investment subadviser to the Fund with respect to the portion of the Fund's portfolio invested in event-linked bonds. The Subadviser selects and monitors the Fund's event-linked bond investments and also assists the Adviser in the evaluations of the relative value of investment in event-linked bonds, compared to other sectors of the fixed income securities market.

The Adviser or its predecessors have been managing investment companies since 1928. The Adviser is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the leading banking groups in Italy. As of July 31, 2007, assets under management by the Adviser and its affiliates were approximately $[_____] billion worldwide, including over $[_____] billion in assets under management by the Adviser. The Adviser supervises the Subadviser's event-linked bond investments on behalf of the Fund, supervises the Fund's overall compliance program and provides for the general management of the business affairs of the Fund.

The Subadviser, based in Bermuda, is a recently organized investment adviser registered with the Securities and Exchange Commission. Although the Subadviser was recently organized and has not previously served as investment adviser or subadviser to any other registered investment company, the Subadviser's management team has substantial experience evaluating and monitoring event event-linked instruments at its parent company, Montpelier Re Holdings, Ltd., a leading provider of global property and casualty reinsurance and insurance products through its wholly-owned subsidiary, Montpelier Reinsurance Ltd.

The Fund pays the Adviser a fee for its investment advisory services equal on an annual basis to 0.85% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The liquidation preference on any preferred shares is not a liability. The fee is accrued daily and payable monthly. Because the Adviser's fee is based upon managed assets, the Adviser may have an incentive to leverage the Fund, including through the issuance of APS and other preferred shares.

The Adviser, and not the Fund, will pay a portion of the fees it receives from the Fund to the Subadviser in return for the Subadviser's services. See "Management of the Fund." The Adviser (and not the Fund) has agreed to provide certain additional compensation to the underwriters. See "Underwriting."

FEDERAL INCOME TAXATION

The Fund intends to take the position that under present law the APS will constitute stock of the Fund. Distributions with respect to the APS (other than distributions in redemption of the APS that are treated as exchanges of stock under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Dividends from the Fund's net investment income and distributions of its net realized short-term capital gains generally will be taxable as ordinary income. Since the Fund's income is derived primarily from interest, dividends of the Fund from its net investment income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. You should consult a tax adviser about state, local and foreign taxes on your distributions from the Fund.

TRADING MARKET

The APS will not be listed on an exchange. Instead, you may buy or sell APS at an Auction that normally is held every seven days by submitting orders to a Broker-Dealer that has entered into an agreement with the Auction Agent or a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer APS outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

DIVIDENDS AND DIVIDEND PERIODS

The "Dividend Period," with respect to shares of a series of APS, is initially the period from and including the date of original issue of shares of such series to, but excluding the initial dividend payment date for shares of such series, and for any Dividend Period thereafter, the period from and including the dividend payment date for shares of such series to, but excluding the next succeeding dividend payment date for shares of such series. Subject to certain conditions, the Fund may elect a "Special Dividend Period," which is a Dividend Period of more than seven days. A Special Dividend Period is a "Short-Term Dividend Period" if it consists of a specified number of days, evenly divisible by seven and not fewer than 14 nor more than 364, or a "Long-Term Dividend Period" if it consists of a specific period of one whole year or more but not greater than five years. The "Dividend Payment Date" for each series of APS, (i) with respect to any seven-day Dividend Period (a "seven-Day Dividend Period") (the length, generally, of all Dividend Periods after the initial dividend payment date) or any Short-Term Dividend Period of 35 or fewer days, is the business day next succeeding the last day of that dividend period and (ii) with respect to any Short-Term Dividend Period of more than 35 days and with respect to any Long-Term Dividend Period is the first business day of each month and the business day next succeeding the last day of such Dividend Period. A "Business Day" is a day on which the American Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

The APS will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for each series of APS subsequent to the initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will generally be determined by an Auction conducted on the Business Day immediately preceding the start of such Dividend Period.

The table below shows the initial dividend rate, the initial Dividend Payment Date and the number of days for the initial Dividend Period on each series of the APS offered in this Prospectus. For subsequent Dividend Periods, the APS will pay dividends based on a rate set at Auctions, normally held every seven days. The rate set at Auction will not exceed the maximum Applicable Rate permitted on the APS. See "Description of APS -- Dividends and

Dividend Periods." Dividends on the APS offered hereby are cumulative from the date of original issue and are payable when, as and if declared by the Board of Trustees of the Fund out of funds legally available therefor, commencing on the initial Dividend Payment Date. See "Description of APS -- Dividends and Dividend Periods -- Designation of Special Dividend Periods." In the case of Dividend Periods that are not Special Dividend Periods, dividends will be payable generally on each succeeding [ ] for Series A APS and, on each succeeding [ ] for Series B APS, subject to certain exceptions.

                                         INITIAL          ENDING DATE           INITIAL         NUMBER OF DAYS OF
                                         DIVIDEND          OF INITIAL           DIVIDEND        INITIAL DIVIDEND
                                           RATE         DIVIDEND PERIOD       PAYMENT DATE           PERIOD
                                         --------       ---------------       ------------      ------------------
Series A..............................    [_____]%        [_____], 2007       [_____], 2007            [__]
Series B..............................    [_____]%        [_____], 2007       [_____], 2007            [__]

After the initial Dividend Period, each subsequent Dividend Period for each series of APS will generally consist of seven days; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations, upon notice to holders of APS of the applicable series, a Special Dividend Period for any or all series.

Dividends for the APS will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to agent members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of APS -- Dividends and Dividend Periods."

DETERMINATION OF MAXIMUM APPLICABLE RATES

Except during a period when the Fund has failed to pay certain amounts with respect to the APS (a "Non-Payment Period"), the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate for each series of APS which will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The "Maximum Applicable Rate" will be the percentage specified below of the "Reference Rate" which is the applicable LIBOR Rate (for a rate period or of fewer than 365 days), or the Treasury Index Rate (for a special rate period of 365 days or more). In the case of a special rate period, the reference rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The Applicable Percentage will be determined based on the level of the credit rating assigned on such date to the APS by Fitch or Moody's (or, if Fitch and Moody's shall not make such rating available, the equivalent of such rating by a substitute rating agency), as follows:

   CREDIT RATINGS ON APS
-----------------------------------       APPLICABLE PERCENTAGE OF
  MOODY'S               FITCH                 REFERENCE RATE
--------------       --------------       -------------------------
Aa3 or higher        AA- or higher                 [___]%
A3 to A1             A- to A+                      [___]%
Baa to Baa1          BBB- to BBB+                  [___]%
Below Baa            Below BBB-                    [___]%

The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of the APS.

The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of the APS.

There is no minimum Applicable Rate in respect of any Dividend Period. The Maximum Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of APS -- Dividends and Dividend Periods -- Non-Payment Period and Late Charge," will be [___]% of the Reference Rate.

ASSET MAINTENANCE

Under the Statement, which establishes and fixes the rights and preferences of the shares of each series of APS, the Fund must maintain:

- Asset coverage (the "APS Basic Maintenance Amount") of the APS as required by the Rating Agencies. The APS Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the APS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares, and (b) certain accrued and projected dividend and other payment obligations of the Fund. Moody's and Fitch have each established separate guidelines for calculating discounted value of the Fund's assets for purposes of this test. To the extent any particular portfolio holding does not satisfy a Rating Agency's guidelines, all or a portion of the holding's value will not be included in the Rating Agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's portfolio

- Asset coverage of at least 200% with respect to senior securities that are shares of beneficial interest of the Fund, including the APS (the "1940 Act Preferred Share Asset Coverage")

In the event that the Fund does not maintain or cure these coverage tests, some or all of the APS will be subject to mandatory redemption. See "Description of APS -- Redemption -- Mandatory redemption." Based on the composition of the Fund's portfolio as of July 31, 2007, the asset coverage of the APS, as measured pursuant to the 1940 Act, would be approximately [___]% if the Fund were to issue the APS offered by this Prospectus.

MANDATORY REDEMPTION

If the APS Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage is not maintained or restored as specified herein, the APS will be subject to mandatory redemption, out of funds legally available therefor, at the mandatory redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. Any such redemption will be limited to the minimum number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. See "Description of APS -- Redemption -- Mandatory redemption."

OPTIONAL REDEMPTION

The APS are redeemable at the option of the Fund, as a whole or in part, on any Dividend Payment Date (except during the initial Dividend Period or a Special Dividend Period with respect to which the Fund has agreed not to redeem APS voluntarily (a "Non-Call Period")) at the optional redemption price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a premium call period ("Premium Call Period") (that is, a period during which APS are only redeemable at the option of the Fund at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium). See "Description of APS -- Redemption -- Optional redemption."

LIQUIDATION PREFERENCE

The liquidation preference of the APS will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS -- Liquidation."

RATING

It is a condition to their issuance that the APS be issued with a credit quality rating of "AAA" and "Aaa" from Fitch and Moody's, respectively, which rating may be changed or withdrawn at any time without notice. The Fund may at some future time seek to have the APS rated by an additional or substitute rating agency. See "Description of APS -- Rating Agency Guidelines and Asset Coverage."

VOTING RIGHTS

The 1940 Act requires that the holders of APS and any other preferred shares, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other preferred shares are unpaid. The holders of APS and any other preferred shares will vote as a separate class on certain other matters as required under the Agreement and Declaration of Trust and the Statement and under the 1940 Act. See "Description of APS -- Voting Rights," and "Certain provisions of the Agreement and Declaration of Trust and By-Laws."

AUCTION PROCEDURES

Separate Auctions will be conducted for each series of APS. Unless otherwise permitted by the Fund, investors may only participate in Auctions through their Broker-Dealers. The process for determining the Applicable Rate on the APS described in this section is referred to as the "Auction Procedures" and each setting of the Applicable Rate as an "Auction." All definitions used herein are specified in the Auction Agreement, the Auction Procedures forming Exhibit A thereto and Schedule 1 to said procedures.

SUBMISSION OF HOLD ORDERS, BIDS AND SELL OFFERS

Broker-Dealers will submit the orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent. On or prior to each Auction date for the APS (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit orders to its Broker-Dealer as follows:

- "Hold Order" -- indicating its desire to hold the APS without regard to the dividend rate for the next Dividend Period for such shares.

- "Bid" -- indicating its desire to hold the APS, provided that the dividend rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

- "Sell Order" -- indicating its desire to sell the APS without regard to the dividend rate for the next Dividend Period for such shares.

A Beneficial Owner may submit a combination of Hold, Bid and Sell Orders with respect to an Auction, provided that the total number of APS covered by such orders does not exceed the number of APS held by such Beneficial Owner. If, however, a Beneficial Owner offers to purchase additional APS in such Auction, the Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below.

Potential Beneficial Owners may submit Bids through their Broker-Dealers. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered. Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

ORDERS DEEMED TO BE DELIVERED

The Auction Agent will treat Bids by Beneficial Owners with designated dividend rates higher than the Maximum Applicable Rate as Sell Orders. If a Beneficial Holder does not submit an order (including due to a failure of the Broker-Dealer to submit an order on behalf of a Beneficial Owner), the Auction Agent will deem the Beneficial

Owner to have submitted a Hold Order, except when there is a conversion from one auction period to a longer auction period, in which case the Auction Agent will deem such Beneficial Owner to have submitted a Sell Order.

BROKER-DEALERS MAY HOLD APS

A Broker-Dealer may hold APS for its own account as a Beneficial Owner provided that the Broker-Dealer is not an affiliate of the Fund. A Broker-Dealer may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as a Beneficial Owner or Potential Beneficial Owner on behalf of both itself and its customers.

DETERMINATION OF APPLICABLE RATE IN AUCTION

"Sufficient Clearing Bids" exist in an Auction if, in general, the number of APS subject to Bids by Potential Beneficial Owners with rates equal to or lower than the Maximum Rate is at least equal to the number of APS subject to Sell Orders by Beneficial Owners. If Sufficient Clearing Bids exist, the Applicable Rate will be the lowest rate per annum specified in the submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Beneficial Owners and Potential Beneficial Owners, would result in Beneficial Owners and Potential Beneficial Owners owning all of the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a seven-Day Dividend Period and the Applicable Rate will be the Maximum Rate. Consequently, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Sell Orders. Thus, in certain circumstances, the Auction may not provide liquidity of investment to Beneficial Owners.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of APS that is less than the number of APS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself. The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding APS and three Existing Holders. The three Existing Holders and three Potential Holders submit orders transmitted to them by their corresponding Beneficial Owners and their corresponding Potential Beneficial Owners:

Existing Holder A..................   Beneficially owns 500 shares, wants       Bid of 2.1% rate for all 500 shares
                                      to sell all 500 shares if the
                                      Applicable Rate is less than 2.1%

Existing Holder B..................   Beneficially owns 300 shares, wants       Hold Order -- will take the
                                      to hold                                   Applicable Rate

Existing Holder C..................   Beneficially owns 200 shares, wants       Bid of 1.9% rate for all 200 shares
                                      to sell all 200 shares if the
                                      Applicable Rate is less than 1.9%

Potential Holder D..................  Wants to buy 200 shares                   Place order to buy at or above 2.0%

Potential Holder E..................  Wants to buy 300 shares                   Place order to buy at or above 1.9%

Potential Holder F..................  Wants to buys 200 shares                  Place order to buy at or above 2.1%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). For the purposes of the example, the lowest dividend rate is 2.0% at which there is Sufficient Clearing Bids and, therefore, the dividend rate will be 2.0%. Existing Holders B and C will continue to hold their shares. Existing Holder A will sell its shares because A's bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy any shares because its bid rate was above the dividend rate.

ORDERS IRREVOCABLE

After the auction submission deadline and in the absence of Clerical Error, a Sell Order by a Beneficial Owner will constitute an irrevocable offer to sell the APS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the APS subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a

Potential Beneficial Owner will constitute an irrevocable offer to purchase the APS subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their agent members in same-day funds to the Securities Depository against delivery by book-entry to their agent members. The Securities Depository will make payment to the sellers' agent members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "The Auction."

FINANCIAL HIGHLIGHTS (UNAUDITED)

Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Trust's investment operations on May 30, 2007 through July 31, 2007. Since the Fund was recently organized and commenced investment operations on May 30, 2007, the table covers approximately two months of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in below investment grade (high yield) debt securities, loans and preferred stocks. Accordingly, the information presented does not provide a meaningful picture of the Fund's future operating performance.

                                                                                          FOR THE PERIOD FROM MAY 30,
                                                                                         2007(1) THROUGH JULY 31, 2007
                                                                                                (UNAUDITED)
                                                                                         -----------------------------
Per Common Share operating performance (2)
     Net asset value, beginning of period.............................................             $ [_____](3)
                                                                                                   ---------
     Increase (decrease) from investment operations:
          Net investment income.......................................................               [_____]
          Net realized and unrealized loss on investments.............................               [_____]
          Distributions to preferred shareowners from net investment income...........               [_____]
                                                                                                   ---------
          Net increase from investment operations.....................................               [_____]
     Capital charge with respect to issuance of:
          Common Shares...............................................................               [_____]
                                                                                                   ---------
     Net decrease in net asset value..................................................               [_____]
                                                                                                   =========
     Net asset value, end of period (4)...............................................             $ [_____]
                                                                                                   =========
     Market value, end of period (4)..................................................             $ [_____]
                                                                                                   =========
          Total return at market value (5)............................................               [_____] %
          Total return on NAV (6).....................................................               [_____] %
Ratios to average net assets of holders of Common Shares
     Net expenses (7).................................................................               [_____] %(8)
     Net investment income before APS dividends (7)...................................               [_____] %(8)
     Preferred share dividends........................................................               [_____] %(8)
     Net investment income available to holders of Common Shares......................               [_____] %(8)
     Portfolio turnover...............................................................               [_____] %
     Net assets of holders of Common Shares, end of period (in thousands).............             $ [_____]
     APS outstanding (in thousands)...................................................             $ [_____]
     Asset coverage per preferred share, end of period................................             $ [_____]
     Average market value per preferred share.........................................             $ [_____]
     Liquidation value per preferred share............................................             $ [_____]
Ratios to average net assets of holders of Common Shares before reimbursement of organization expenses
     Net expenses (7).................................................................               [_____] %(8)
     Net investment income before APS dividends (7)...................................               [_____] %(8)
     Preferred share dividends........................................................               [_____] %(8)
     Net investment income available to holders of Common Shares......................               [_____] %(8)

-------------
(1) Fund shares were first publicly offered on May 24, 2007, and the Fund commenced operations on May 30, 2007.

(2) The per share data presented above is based upon the average Common Shares outstanding for the period presented.

(3) Net asset value immediately after the closing of the first public offering was $[_____].

(4) Net asset value and market value are published in Barron's and the Monday edition of The Wall Street Journal.

(5) Total investment return is calculated assuming a purchase of Common Shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions on shares of the Trust. Total investment returns for less than a full period are not annualized. Past performance is not a guarantee of future results.

(6) Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 less the sales load of $1.125, and the ending net asset value per share of $[23.825].

(7)  Ratios do not reflect the effect of dividend payments to holders of APS.

(8)  Annualized.

The information above represents the unaudited operating performance for a Common Share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's Common Shares.

THE FUND

Pioneer Diversified High Income Trust is a recently organized, diversified, closed-end management investment company. The Fund was organized under the laws of the State of Delaware on January 30, 2007, and has registered under the 1940 Act. The Fund's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.

On May 30, 2007, the Fund issued an aggregate of 7,300,000 Common Shares of beneficial interest, no par value, pursuant to an initial public offering. On June 28, 2007 and July 10, 2007, the Fund issued in the aggregate an additional 850,000 Common Shares of beneficial interest pursuant to an over-allotment option. The Common Shares are traded on the American Stock Exchange under the symbol "HNW."

The following provides information about the Fund's outstanding shares as of July 31, 2007.

                                                  AMOUNT HELD BY
                                    AMOUNT      THE FUND OR FOR ITS          AMOUNT
TITLE OF CLASS                    AUTHORIZED         ACCOUNT               OUTSTANDING
---------------------------      -----------    --------------------      -------------
Common Shares .............      Unlimited                   0              8,154,188

APS........................       Unlimted
                                  for each
                                    series                   0                      0
     Series A
     Series B

USE OF PROCEEDS

The net proceeds of this offering will be approximately $[_____] after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and principal investment strategies as stated below. However, investments that, in the judgment of the Adviser or Subadviser, are appropriate investments for the Fund may not be immediately available. Therefore, there will be an initial investment period of approximately four months following the completion of this offering before the Fund is required to be invested in accordance with its principal investment strategies. During such period, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment objectives and principal investment strategies."

CAPITALIZATION (UNAUDITED)

The following table sets forth the capitalization of the Fund as of July 31, 2007, and as adjusted to give effect to the issuance of the APS offered hereby (including estimated offering expenses of $[_____] and a sales load of $[_____] per APS).

                                                                                     ACTUAL        AS ADJUSTED
                                                                                    ---------      -----------
APS, $[0.0001] par value, $25,000 stated value per share, at liquidation value, including dividends payable; unlimited shares authorized (no
   shares issued; [  ] shares issued, as adjusted) ...............................  $ [_____]        $ [_____]
                                                                                    =========        =========
Shareholder's Equity:
     Common Shares, no par value per share; unlimited shares authorized,
     [8,154,188] shares outstanding (1) ..........................................  $ [_____]        $ [_____]
                                                                                    ---------        ---------
     Undistributed net investment income .........................................  $ [_____]        $ [_____]
                                                                                    ---------        ---------
     Accumulated net realized loss on investments ................................  $ [_____]        $ [_____]
                                                                                    ---------        ---------
     Net unrealized gain on investments ..........................................  $ [_____]        $ [_____]
                                                                                    ---------        ---------
     Net assets attributable to holders of Common Shares .........................  $ [_____]        $ [_____]
                                                                                    =========        =========

-----------------
(1) None of these outstanding shares are held by or for the account of the Fund.

PORTFOLIO COMPOSITION

As of July 31, 2007, approximately [_____]% of the market value of the Fund's portfolio was invested in below investment grade (high yield) debt securities, loans and preferred stocks, and approximately [_____]% of the market value of the Fund's portfolio was invested in other securities and short-term instruments. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of July 31, 2007.

     INVESTMENT DESCRIPTION                      VALUE            PERCENT
---------------------------------------        ---------          ---------
                                               $ [_____]          [_____] %
                                               $ [_____]          [_____] %
                                               $ [_____]          [_____] %
                                               $ [_____]          [_____] %
                                               $ [_____]          [_____] %
                                               $ [_____]          [_____] %
                                               ---------          ---------
Total ..............................           $ [_____]          [_____] %
                                               =========          =========

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary investment objective. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high income debt securities"),
(ii) floating rate loans and (iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.

The Adviser believes that this actively managed, diversified portfolio of asset classes - global high yield debt securities, floating rate loans and event-linked bonds - may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the Fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them. The Fund's investments nevertheless involve significant risks since the Fund invests at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks, as discussed below. For a complete discussion on the risks related to the Fund's investments, see "Risk factors."

Pioneer Investment Management, Inc. is the Fund's investment adviser. The Adviser is responsible for managing the Fund's overall investment program, including allocating the Fund's investments among the different asset classes and managing the Fund's investments in global high income debt securities and floating rate loans. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund's investment objectives. The Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The Adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the Fund's investment objectives. The Adviser makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The Adviser has engaged Montpelier Capital Advisors, Ltd. to act as the Fund's investment subadviser with respect to the Fund's investments in event-linked bonds. The Subadviser also assists the Adviser in the evaluation of the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets. Although the Subadviser is a recently organized and has not previously served as an investment adviser or subadviser to any other investment company, the Subadviser's management team has substantial experience evaluating and monitoring event-linked instruments at its parent company, Montpelier Re Holdings, Ltd., a leading provider of global property and casualty reinsurance and insurance products through its wholly-owned subsidiary, Montpelier Reinsurance Ltd. When analyzing the Fund's potential investments in event-linked bonds, the Subadviser's management team intends to utilize the same tools and skills for evaluating event-linked bonds that it has been using for years in connection with underwriting insurance and reinsurance policies.

CREDIT MANAGEMENT

The Fund may invest in event-linked bonds, floating rate loans and other obligations of any credit quality, including those that are rated below investment grade or are unrated but determined by the Adviser or Subadviser, as applicable, to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio. The Adviser and/or Subadviser, as applicable, monitor the credit quality and price of the securities and other instruments held by the Fund. See "Portfolio contents - Securities ratings," "Portfolio contents - Event-linked bond ratings" and "Risk factors - Credit risk and junk bond risk."

Although the Adviser and Subadviser consider ratings when making investment decisions, each performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular obligation, whether rated or unrated, the Adviser and Subadviser generally give equal weight to the obligation's yield and the issuer's creditworthiness and will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.

EVENT-LINKED BOND MANAGEMENT

The Subadviser is responsible for assisting the Adviser in the evaluation of the Fund's investments in event-linked bonds. The Subadviser utilizes qualitative and proprietary quantitative research to screen the potential universe of investments in event-linked bonds. The Subadviser next utilizes multiple models to calculate the probability of an expected loss to be incurred by an individual pre-defined trigger event. The Subadviser seeks to minimize the Fund's overall exposure to event-linked bonds by allocating the Fund's investments among different issuers, geographic regions, and types of predefined trigger events.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, primarily S&P, Fitch and/or A.M. Best. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by S&P (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB." The Subadviser anticipates that the Fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the Fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for event-linked bonds primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and the model used to calculate the probability of the trigger event. See "Portfolio contents - Event-linked bond ratings" for more detailed discussion on event-linked bond ratings.

PORTFOLIO CONTENTS

Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in a diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody's or BB and below by S&P), or if unrated, are determined by the Adviser or Subadviser, as applicable, to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. With respect to event-linked bonds, the rating reflects the probability that a predefined trigger event will occur, rather than the bond's credit rating. The rating also assesses the model used to calculate the probability of the trigger event.

The Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks.

The Fund does not have a policy of maintaining a specific average credit quality or a dollar-weighted average maturity target or range for its portfolio. The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

GLOBAL HIGH YIELD DEBT SECURITIES

The Fund's investments in global high yield debt securities may include below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Fund's investments in global high yield debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund's investments in global high yield debt securities may have a broad range of maturities and may include securities denominated in foreign currencies. The value of obligations of non-U.S. issuers is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States. See "Risk factors - Foreign securities risk."

SECURITIES RATINGS

Below investment grade securities, commonly referred to as "junk bonds," are obligations that are rated below investment grade by the national rating agencies that cover the obligation (i.e., Ba and below by Moody's or BB and below by S&P), or if unrated, are determined to be of comparable quality by the Adviser or Subadviser, as applicable. Investment in securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities. See "Risk factors - Credit risk and junk bond risk."

Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P).

EVENT-LINKED BOND RATINGS

Event-linked bonds are typically rated by at least one nationally recognized rating agency, primarily S&P, Fitch and/or A.M. Best. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by S&P (or the equivalent rating for another rating agency). The rating for event-linked bonds reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and the model used to calculate the probability of the trigger event. Most rating agencies rely upon one or more of the reports prepared by the following three primary independent catastrophe-modeling firms: EQECAT, Inc., AIR Worldwide Corp and Risk Management Solutions, Inc. These firms utilize different methodologies to evaluate the probability of various types of pre-defined trigger events. For event-linked bonds with a "BB" rating, the average expected loss probability (i.e., the weighted average sum of both partial and total loss models over a multi-year simulation period) is approximately 1% (i.e., loss occurrence once every 100 years). There can be no assurance that an event-linked bond rated "BB" will not experience either a partial or total loss of principal and/or interest more frequently than once every 100 years.

Given the relatively new market for event-linked bonds, the rating system for event-linked bonds is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops. As discussed above, rating agencies do not rely on a single factor but take into account various factors when determining the rating for an event-linked bond. The key factors that are taken into account include a bond's length of maturity, the probability of attachment (i.e., the probability of an occurrence of an event that would begin to impair the bond's principal), the probability of exhaustion of the bond's principal, whether a single event or multiple events can trigger an impairment of principal, and the rating agency's confidence in the modeling firms' analysis of the probability of a trigger event. S&P, for example, currently does not publish event-linked bond ratings based on specific thresholds of expected loss probabilities. Instead, S&P assigns a rating to a natural peril catastrophe bond, for example, based on its corporate default study, which reflects 21 years of U.S. corporate note defaults. Under this methodology, S&P derives its rating on a note by taking into account first, the maturity of the note, and secondly, the probability of attachment. Where a modeling firm provides more than one view of expected loss on a portfolio of catastrophe risk, S&P will use the most conservative view in developing an opinion of the note's probability of attachment. Based on these factors, S&P calculates the maximum possible rating on a note. In addition, the bonds are subject to a maximum rating of "BB+" for a bond that can be triggered by a single, first event, "BBB+" for a second event trigger, and "A+" for a third-event trigger. If the number of natural peril catastrophe loss events are sufficiently large and independent, then S&P may assign a maximum rating of "AA." For a note to be rated "AA," S&P would expect there to be limited correlation among the modeled perils. In addition, the occurrence of any trigger event cannot result in a downgrade, based on the probability of attachment, of more than one rating category. In addition to evaluating the probability of attachment, the rating on a natural peril catastrophe bond also includes an analysis of many parties to the transaction, particularly the swap counterparty or premium payer and, for indemnified bonds, the sponsoring insurance or reinsurance company. This analysis covers the strength of the agreements binding each party, the nature of any indemnification offered by these parties, and the safety of the assets in the collateral account. This analysis also covers the quality of the peril modeling and S&P's opinion of the sponsoring insurance or reinsurance company's financial strength and underwriting abilities. Generally, there have been relatively few instances where an event-linked bond's rating has been downgraded. In order to achieve ratings above a certain threshold, for example "A" or higher by S&P, more than one catastrophic event must occur in order for any principal amount of the event-linked bond to be impaired. As a result, with respect to a highly rated event-linked bond, the occurrence of only one trigger event will result in a downgrade by S&P of no more than one rating category. As a result of Hurricane Katrina, certain event-linked bonds were downgraded in connection with adjustments made by modeling firms in their expected loss calculations. There can be no assurance that either the rating agencies or the modeling firms can precisely predict the probability of any trigger event in light of the inherent unpredictability of natural catastrophes and all trigger events. Although an event-linked bond's rating is an important factor in determining market interest and value of a particular bond, the type of trigger event (e.g., the region and type of peril) and its expected loss probability are equally, if not more important, factors that affect the bond's value.

THE FUND'S RATING POLICIES

All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently upgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading. For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality.

FLOATING RATE LOANS

The Fund will invest a portion of its assets in floating rate loans. Floating rate loans are made by banks and other financial institutions to corporations, partnerships and other business entities that operated in various industries and geographical regions, including non-U.S. borrowers. The rates of interest on the loans adjust or "float" periodically by reference to a base lending rate, such as LIBOR, the prime rate offered by one or more major U.S. banks (Prime Rate), or the overnight federal funds rate, plus a premium. LIBOR loans reset on set dates, typically every 30 to 90 days, but not exceeding one year. Prime Rates and federal funds rate loans reset periodically when the underlying rate resets. For purposes of the Fund's investment policies, the Fund considers "floating rate" and "adjustable rate" to be the same."

Floating rate loans typically are rated below investment grade. The Fund may invest in floating rate loans and other debt securities of any credit quality, including below investment grade obligations, or obligations that are unrated but are determined by the Adviser to be of equivalent credit quality. The Fund may invest a portion of its assets in securities of issuers that are in default or that are in bankruptcy. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio. In most instances, the Fund's investments in floating rate loans will hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, such as the Fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes.

Floating rate loans are typically structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the Fund is a direct investor in the loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or sole originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely on an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a floating rate loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate floating rate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Many loans in which the Fund will invest may not be rated by a rating agency, and most or all will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of floating rate loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of floating rate loans in the Fund may be rated below investment grade by independent rating agencies. In the event floating rate loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody's or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. See "Risk factors - Credit risk and junk bond risk." Because floating rate loans are senior in a borrower's capital structure and are often secured by specific collateral, the Adviser believes that floating rate loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Adviser's prior experience or that the Fund's floating rate loans will achieve any specific loss recovery rates.

No active trading market may exist for many floating rate loans, and some floating rate loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in floating rate loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid floating rate loan, and cause a material decline in the Fund's net asset value. See "Liquidity risk."

USE OF AGENTS. Floating rate loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for on-going administration of a floating rate loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the floating rate loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Credit agreements may provide for the termination of the agent's status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the floating rate loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in net asset value.

FORM OF INVESTMENT. The Fund's investments in floating rate loans may take one of several forms, including acting as one of the group of lenders originating a floating rate loan, purchasing an assignment of a portion of a floating rate loan from a third party or acquiring a participation in a floating rate loan. When the Fund is a member of the originating syndicate for a floating rate loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a floating rate loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a floating rate loan only if the agent is determined by the Adviser to be creditworthy.

ORIGINAL LENDER. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the floating rate loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a floating rate loan, or releasing collateral securing a floating rate loan, among others, frequently require the unanimous vote or consent of all lenders affected.

ASSIGNMENTS. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

PARTICIPATIONS. The Fund may also invest in participations in floating rate loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a floating rate loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

With a participation, the Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through set-off against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the floating rate loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Adviser considers the participating lender to be creditworthy.

In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the floating rate loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a floating rate loan will be deemed to be a floating rate loan for the purposes of the Fund's investment objectives and policies.

Investing in floating rate loans involves investment risk. Some borrowers default on their floating rate loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See "Risk factors."

EVENT-LINKED BONDS

The Fund anticipates an initial allocation to event-linked bonds of less than 25% of the Fund's managed assets, although the actual allocation of the Fund's investments will be subject to market conditions at the time the Fund commences investment operations. In the future, the Adviser and Subadviser may modify this allocation in response to market conditions and the development of event-linked bonds as a sector of the fixed income securities markets, but at no time will the Fund allocate greater than 35% of its managed assets to event-linked bonds.

Event-linked bonds are a relatively new type of investment that were first developed in the early-1990s and designed to assist property-casualty insurance companies and reinsurers in managing their exposure to natural disasters, such as earthquakes, hurricanes, typhoons and tornados, by transferring their risks to the capital markets. Although the overall market for event-linked bonds is less developed and may be more thinly traded than that of other types of debt securities, the overall market for event-linked bonds has increased over the past decade. According to a recent study, this market totaled approximately $4.69 billion in issuances during 2006, which represents an increase of 136% since 2005 and 311% since 2004.

Event-linked bonds consist of a fixed insurance premium and a floating rate of interest. The rates of interest on the bonds adjust or "float" periodically by reference to a base lending rate, such as LIBOR. In 2006, event-linked bonds had an average scheduled maturity of three years, although maturities can be less than or greater than three years. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Typically, an insurance or reinsurance company sponsors the establishment of a non-U.S. offshore reinsurance SPV. The SPV's assets are owned by the SPV, subject to the obligation to make any payments required under the terms of the event-linked bond as a result of the occurrence of a trigger event, and generally are designed to be bankruptcy remote so that the SPV's assets not subject to the claims of the sponsor's creditors in the event of the bankruptcy. The insurance company agrees to pay a future stream of premiums to the SPV in return for a reinsurance contract to cover an identified portfolio of its catastrophe exposure. The SPV issues the event-linked bonds to qualified institutional buyers who receive interest payments. This interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond. The SPV's obligation to pay accrued but unpaid interest and/or repay principal of an event-linked bond is reduced or eliminated, depending on the specific circumstances, in the event the SPV would be required to make payments upon a trigger event, as described below. At the same time as the issuance of the event-linked bonds, the SPV invests the proceeds of the issuance in high-grade securities. The premiums paid by the insurance company, along with the interest on the high-grade debt securities, are directly paid to the event-linked bondholders in the form of interest payments.

Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. If no trigger event occurs, the Fund is entitled to recover its principal plus accrued interest.

The Fund's investments in event-linked bonds may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds linked to natural risks will represent the largest portion of the Fund's event-linked bond investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked bonds linked to weather risks provide insurance to companies whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.

The Fund may invest in other types of event-linked bonds where the trigger event or magnitude of losses may be based on company-wide losses ("indemnity triggers"), index-based losses ("index triggers") or a combination of triggers ("hybrid triggers")

- INDEMNITY TRIGGERS. Indemnity triggers are based on company-wide losses. The trigger event would be considered to have occurred if a company's losses on catastrophic insurance claims exceeded a certain aggregate amount of insured claims. If the company's losses were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the Fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, event-linked bond investors are dependent upon the company's ability to settle catastrophe claims in a manner that would not be disadvantageous to investors' interests.

- INDEX TRIGGERS. Index triggers follow one of three broad approaches: parametric, industry-loss and modeled-loss, and a combination thereof, which is discussed below as "hybrid triggers." Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company's insurance claims-handling practices and potential information barriers. However, index triggers generally pose a higher risk on event-linked bond investors than indemnity triggers, and investors are dependent upon the accuracy of the models and reporting services used to calculate the formulas.

     - PARAMETRIC. Parametric trigger indices are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed and location of a hurricane or magnitude and location of an earthquake).

     - INDUSTRY-LOSS. Industry loss trigger indices are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.

     - MODELED-LOSS. Modeled-loss trigger indices are based upon a catastrophe-modeling firm's database estimate of an industry loss, or a company's losses compared to a modeling firm's industry estimate of losses.

- HYBRID TRIGGERS. Hybrid triggers involve more than one trigger type in a single transaction or tranche of an event-linked bond. For example, a hybrid trigger could involve the occurrence of both a U.S. hurricane and a Japanese earthquake with a different kind of index trigger for each. Another example of a hybrid trigger involves different trigger types occurring in a particular sequence. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company's overall market share, and then applied to the industry loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.

OTHER FIXED INCOME SECURITIES

The Fund may invest in all other types of fixed income securities, which are described in this section or elsewhere under "Portfolio contents." The Fund's fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities. The Fund's investments also may include unsecured or subordinated loans, revolving credit facilities, investment grade fixed income securities, convertible securities and money market instruments, such as commercial paper. The Fund also may purchase other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans).

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund's primary goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions.

The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody's or D by S&P). Because of the greater number of investment considerations involved in investing in high yield, high risk floating rate loans and bonds, the achievement of the Fund's objectives depends more on the Adviser's judgment and analytical abilities than would be the case if invested primarily in securities in the higher ratings categories. The Fund may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. While these investments are not a primary focus of the Fund, the Fund does not have a policy limiting such investments to a specific percentage of the Fund's assets. See "Risk factors - Credit risk and junk bond risk." Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in hedging transactions.

PREFERRED SECURITIES

The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

CONVERTIBLE SECURITIES

The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

ZERO COUPON SECURITIES

The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.

MORTGAGE-AND ASSET-BACKED SECURITIES

The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund's investments in mortgage related securities may include mortgage derivatives and structured securities.

To the extent the Fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying mortgages are prepaid.

The Fund may invest in mortgage derivatives and structured securities. Mortgage derivatives or structured securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

FLOATING RATE LOAN BASED DERIVATIVES

The Fund may obtain exposure to floating rate loans and baskets of floating rate loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. The liquidity of the market for these instruments will be subject to liquidity in the secured loan and credit derivatives markets. Investment in these instruments involves many of the risks associated with investments in derivative instruments discussed generally below. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.

INVERSE FLOATING RATE OBLIGATIONS

Inverse floating rate obligations (a type of derivative instrument) represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

SECOND LIEN LOANS AND DEBT OBLIGATIONS

The Fund may invest in loans and other debt securities that have the same characteristics as senior floating rate loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities, like senior floating rate loans, typically have adjustable or floating rate interest payments. The risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

COLLATERALIZED DEBT OBLIGATIONS

The Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CDOs have securitized certain financial assets by issuing securities in the form of negotiable paper that are issued by an SPV. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

The Fund also may invest in CBOs, which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of a CBO is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund expects to invest in the lower tranches of a CBO.

A CLO is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically floating rate loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.

CREDIT-LINKED NOTES

The Fund may invest in credit-linked notes ("CLNs") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

CREDIT DEFAULT SWAPS

The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors - Leverage risk" and "Leverage" in this Prospectus, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

EVENT-LINKED SWAPS

The Fund may obtain event-linked exposure by investing in event-linked swaps, which are similar to credit default swaps but typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes and weather-related phenomena, including statistics relating to such events. If a trigger event occurs, the Fund may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

BRADY BONDS

The Fund may also invest in Brady bonds, which are restructured debt of governmental issuers of certain emerging market countries. Brady bonds may involve a high degree of risk, may be in default or present the risk of default. As part of the debt restructuring, Brady bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

MONEY MARKET INSTRUMENTS

The Fund may invest in money market instruments or a money market fund that invests in money market instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing.

COMMON STOCKS

The Fund may acquire an interest in common stocks upon the default of a floating rate loan secured by such common stock or upon the conversion of a convertible debt security or preferred stock. The Fund may also acquire warrants or other rights to purchase a borrower's common stock in connection with the making of a floating rate loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In the event the Adviser selects common stocks for investment, the Adviser generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.

OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 3% of the total outstanding voting securities of any one investment company would be held by the Fund, (ii) more than 5% of the Fund's total assets would be invested in any one investment company or (iii) more than 10% of the Fund's total assets would be invested in securities of other investment companies. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company. However, the Adviser has obtained an exemptive order from the Securities and Exchange Commission that permits the Fund to invest cash balances in money market funds managed by the Adviser.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

EXCHANGE-TRADED FUNDS

Subject to the Fund's limitations on investment in other investment companies, the Fund may invest in exchange-traded funds ("ETFs"). ETFs, such as SPDRs, PowerShares QQQ(TM) (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P(R) 500 Index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser and Subadviser seek to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. While the Fund reserves the ability to use these strategic transactions, the Adviser and Subadviser do not anticipate that strategic transactions other than interest rate, currency, credit-linked or event-linked derivatives will initially be a significant part of the Fund's investment approach. With changes in the market or the Adviser's or Subadviser's strategy, it is possible that these instruments may be a more significant part of the Fund's investment approach in the future. The Fund may take advantage of opportunities in swaps, options and futures contracts and any other derivative instruments that presently are not contemplated by the Fund or currently are not available in the market, but which may be developed in the future, including instruments that provide for event-linked exposure, to the extent such investments are consistent with the Fund's investment objectives. The Fund is not limited in the amount of assets it may invest in these or other types of derivative investments.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of event-linked bonds, floating rate loans or other securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

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LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms.

PORTFOLIO TURNOVER

It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

TEMPORARY DEFENSIVE INVESTMENTS

Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing APS, you should consider carefully the following risks that you assume when you invest in the Fund.

RISKS OF INVESTMENT IN APS

AUCTION RISK

The dividend rate for the APS normally is set through an auction process. In the Auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The Auction also provides liquidity for the sale of APS. You may not be able to sell your APS at an Auction if the Auction fails. An Auction fails if there are more APS offered for sale than there are buyers. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate for the next Dividend Period will be the Maximum Applicable Rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, of such APS in the Auction. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction. Also, if you place Hold Orders (orders to retain APS) at an Auction only at a specified rate and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your APS. Additionally, if you elect to retain APS without specifying a dividend rate below which you would not wish to continue to hold those APS, you could receive a lower rate of return on your APS than the market rate. Finally, the Dividend Period for the APS may be changed by the Fund, subject to certain conditions with notice to the holders of APS, which could also effect the liquidation of your investment. See "The Auction -- Auction Procedures."

RATINGS AND ASSET COVERAGE RISK

While it is expected that the Rating Agencies will assign a rating of "AAA/Aaa" to the APS, such rating does not eliminate or necessarily mitigate the risks of investing in APS. Fitch or Moody's could downgrade its rating of the APS or withdraw its rating of the APS at any time without prior notice to the Fund or shareholders, which may make your APS less liquid at an Auction or in the secondary market. If Fitch or Moody's downgrades the APS, the Fund may alter its portfolio or redeem APS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of APS -- Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem a sufficient number of APS in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem APS at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption at a time that may be disadvantageous to the Fund or the holders of the APS. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the APS voting as a separate class as discussed under "Description of APS -- Voting Rights," a sale, lease or exchange of all or substantially all the assets of the Fund or the merger or consolidation of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the APS, in whole or in part, provided that the Fund continues to comply with the asset coverage ratios discussed under "Description of APS -- Rating Agency Guidelines and Asset Coverage." See "Description of APS -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

SECONDARY MARKET RISK

If you try to sell your APS between Auctions, you may not be able to sell any or all of your APS, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period (a rate period of more than seven days) for a series, changes in interest rates could affect the price you would receive if you sold your APS of that series in the secondary market. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the APS. You may transfer APS outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's Auction Agent, [Deutsche Bank Trust Company Americas], or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer Agreement with the Auction Agent, that person will not be able to submit Bids at Auctions with respect to the APS. Broker-Dealers that maintain a secondary trading market for APS are not required to maintain this market, and the Fund is not required to redeem APS if an Auction or an attempted secondary market sale fails because of a lack of buyers. The APS will not be listed on any stock exchange or the NASDAQ National Market. If you sell your APS to a Broker-Dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction. However, if you sell your APS through the Auction, you will not receive less than $25,000 plus accrued dividends.

INTEREST RATE RISK

The APS pay dividends based on short-term interest rates. The Fund invests the proceeds from the issuance of the APS principally in a diverse portfolio of below investment grade (high yield) debt securities, loans and preferred stocks, some of which bear dividends or interest rates reflecting intermediate and long-term interest rates. Both shorter-term and intermediate to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the APS may rise so that the amount of dividends to be paid to holders of APS exceeds the income from the other investments purchased by the Fund with the proceeds from the sale of APS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay dividends on the APS, however, dividend rates on the APS would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the APS would be jeopardized. If intermediate to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the APS.

LEVERAGE RISK

The Fund expects to use financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of APS to leverage the Fund's Common Shares. If the dividend rate on the APS exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the APS would be reduced. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "AAA/Aaa" rating by the Rating Agencies on the APS or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the APS. To counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the APS.

It is currently anticipated that, taking into account the APS being offered in this Prospectus, the initial amount of leverage will represent approximately 33 1/3% of the Fund's total assets.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the APS' asset coverage.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Because the fee paid to the Adviser will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the Common Shares plus the liquidation preference of the APS), the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and APS, both by the 1940 Act and by requirements imposed by Fitch, Moody's or a substitute rating agency, might impair the Fund's ability to satisfy minimum distribution requirements that it must satisfy to be treated as a regulated investment company for federal income tax purposes. While the Fund intends to redeem APS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Federal income tax matters."

GENERAL RISKS OF INVESTING IN THE FUND

LIMITED OPERATING HISTORY

The Fund is a recently organized, diversified, closed-end management investment company and has a limited operating history or history of public trading.

SUBADVISER RISK

The Subadviser is a recently formed investment adviser registered with the Securities and Exchange Commission and has no prior history of acting as an investment adviser or subadviser to any other registered investment company.

CONCENTRATION RISK

The Fund intends to invest at least 25% of its managed assets in securities and other instruments issued or structured by companies in the financial services group of industries, such as banks, broker-dealers and insurance and reinsurance companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affected companies in these industries. These industries may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

INTEREST RATE RISK

The Fund's net asset value will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. This risk may be greater for securities with longer maturities. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. The Fund's investments in event-linked bonds, floating rate loans and other securities have interest rates that periodically adjust or "float." Until the interest rates on the floating rate obligations in the Fund's portfolio reset, the Fund's income also would likely be affected adversely when prevailing short term interest rates increase and the Fund is using leverage.

During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's shares will tend to rise or fall as market interest rates rise and fall. This is because a significant portion of the assets in which the Fund primarily invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on some or all of the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of floating rate investments. Because the rates of interest paid on the floating rate investments in which the Fund invests have a weighted average reset period that typically is less than 90 days, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal. To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on floating rate instruments of the type and quality in which the Fund invests, the Fund's net asset value could be adversely affected. This is because the value of a floating rate instrument purchased by the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular instrument, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a floating rate instrument's value based on changes in the market spread on the instrument in the Fund's portfolio may be of longer duration.

CREDIT RISK AND JUNK BOND RISK

Credit risk is the risk that an issuer of an event-linked bond, floating rate loan or other debt security will become unable to meet its obligation to make interest and principal payments.

The Fund may invest all or a substantial portion of its assets in global high yield debt securities, floating rate loans, event-linked bonds and other debt securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, or unrated securities determined by the Adviser or Subadviser to be of comparable credit quality. Investment in debt securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

     - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

     -    greater risk of loss due to default or declining credit quality;

     - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

If the national economy enters into a recessionary phase, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield issuers is likely to increase. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities (other than floating rate loans) because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Debt securities rated C by Moody's are regarded as having extremely poor prospectus of ever attaining any real investment standing. Debt securities rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. The Fund may have to pursue legal remedies, which may be expensive and the results of which are uncertain. This may increase operating expenses and adversely affect net asset value. The credit quality of most securities held by the Fund reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest or principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the Fund's ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Fund may have difficulties determining the fair market value of such securities.

FLOATING RATE LOAN RISK

The risks associated with floating rate loans are similar to the risks of junk bonds, although floating rate loans are typically senior and secured in contrast to below investment grade debt securities, commonly referred to as "junk bonds," which are often subordinated and unsecured. See "Risk factors - Credit risk and junk bond risk."

The Fund's investments in floating rate loans typically are rated below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan's value. Economic and other events, whether real or perceived, can reduce the demand for certain floating rate loans or floating rate loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Floating rate loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument's interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument's interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain floating rate loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded floating rate loans.

Floating rate loans and other corporate debt obligations are subject to the risk of non-payment of scheduled installments of interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing an obligation would satisfy a borrower's obligation in the event of non-payment of scheduled installments of interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an obligation. To the extent that an obligation is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary's assets before the lenders of the holding company would receive any amount on account of the holding company's interest in the subsidiary. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate floating rate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating floating rate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could result in a loss to the Fund negatively affecting the Fund's performance. With respect to the Fund's investments in non-U.S. floating rate investments, the Fund's access to collateral may be limited by non-U.S. bankruptcy or other insolvency laws, which laws may be less developed and more cumbersome than U.S. bankruptcy laws.

Many loans in which the Fund will invest may not be rated by a rating agency, and most or all will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of floating rate loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of floating rate loans held by the Fund may be rated below investment grade by independent rating agencies. In the event floating rate loans are not rated, they are likely to be of below investment grade quality. Because floating rate loans are senior to subordinated creditors and stockholders in a borrower's capital structure and are often secured by specific collateral, the Adviser believes, based on its experience, that floating rate loans have more favorable loss recovery rates as compared to most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Adviser's prior experience or that the floating rate loans will achieve any specific loan recovery rate.

No active trading market may exist for many floating rate loans, and some floating rate loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in floating rate loans and other securities deemed to be illiquid. Any secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Fund to realize full value on the disposition of an illiquid floating rate loan and cause a material decline in the Fund's net asset value.

Investing in floating rate loans involves investment risk. Some borrowers default on their floating rate loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See relevant "Risk factors."

EVENT-LINKED BOND RISK

Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event or magnitude of losses may be based on company-wide losses, index- portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. Because event-linked bond issuers currently are structured so as to be bankruptcy remote SPVs, it is unlikely that the Fund could lose its entire investment in an event-linked bond if the applicable trigger event never occurs. However, there can be no assurance that event-linked bonds in which the Fund may invest in the future will be structured in a similar manner or that a court would uphold the intended bankruptcy remote characterization of the structure. If an event-linked bond that is issued in the future is structured in a different manner, if may be possible that the Fund would lose its entire investment in an event-linked bond even though the applicable trigger event never occurs.

Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. The typical duration of mandatory and optional extension of maturity for event-linked bonds currently is between three to six months, but maturity may be extended for a period of up to two years. In rare circumstances, the extension may exceed two years. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund's investment in such event-linked bond may be fair valued, which may be at a price higher or lower than actual market quotations prior to the trigger event and may affect the Fund's net asset value per share. See "Net asset value." Market quotes may not be readily available during the completion of the processing and auditing of applicable loss claims, which may require the fund to fair value such securities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund's total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. See "Risk factors - Liquidity risk" below.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds. In evaluating the rating of the bond and the creditworthiness of the issuer, the Subadviser will consider, and may rely in part, on analyses performed by others. The Subadviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

LIQUIDITY RISK

Some global high yield debt securities, floating rate loans, event-linked bonds and other debt obligations are not readily marketable and may be subject to restrictions on resale. Floating rate loans and event-linked bonds generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist. Where a secondary market exists, such market for some floating rate loans and event-linked bonds may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund's investments in illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Most global high yield debt securities, floating rate loans and event-linked bonds are valued by an independent pricing service that uses market quotations of investors and traders in these securities. In other cases, these investments are valued at their fair value in accordance with procedures approved by the Board of Trustees.

ISSUER RISK

The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

REINVESTMENT RISK

Income from the Fund's portfolio will decline if the Fund invests the proceeds of repayment or sale of floating rate loans or other obligations into lower yielding instruments or floating rate loans with a lower spread over the base lending rate. A decline in income could affect the APS' distribution rate and their overall return.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the APS and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates on APS and other preferred shares issued by the Fund or interests rate on borrowings by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

There are special risks associated with the Fund's investments in preferred securities:

     - Limited voting rights. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

     - Special redemption rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities after a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

     - Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

     - Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

     - Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

CONVERTIBLE SECURITIES RISK

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure.

FOREIGN SECURITIES RISK

The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

     - Many non-U.S. markets are smaller, less liquid, more volatile and may be subject to a heightened level of inflation and default risk relative to U.S. issuers. In a changing market, the Adviser or Subadviser, as applicable, may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

     - Currency exchange rates or controls may adversely affect the value of the Fund's investments.

     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

     -    Withholdings and other non-U.S. taxes may decrease the Fund's return.

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

CURRENCY RISK

A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

SOVEREIGN DEBT RISK

An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

REGULATORY RISK

To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions or sponsor event-linked bond instruments, the availability of these types of instruments for investment may be adversely affected. In addition, such legislation could depress the market value of these instruments.

DERIVATIVES RISK

Strategic Transactions, such as the use of derivatives, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's or Subadviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. Although the Adviser does not anticipate that Strategic Transactions will represent a significant component of the Fund's investment strategy, the Fund does not have a policy limiting the portion of the Fund's assets that may be subject to such transactions or invested in such instruments.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

Under an interest rate swap agreement (whether entered into in connection with any preferred shares or other forms of leverage or for portfolio management purposes), the payment obligations, if any, of the Fund and the counterparty are netted against each other, resulting in a net payment due either from the Fund or the counterparty. Depending on whether the Fund would be entitled to receive payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the Fund's overall performance. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's performance. If the Fund fails to maintain a required 200% asset coverage of the liquidation preference of the outstanding preferred shares or if the Fund loses its expected rating on the preferred shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the Fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the Fund's net earnings in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and any termination payments potentially owed by the Fund. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the APS or interest payments on borrowings. Depending on whether the Fund would be entitled to receive payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's performance.

MARKET DISRUPTION RISK

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the APS. In particular, event-linked bonds, floating rate loans and global high yield debt securities tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of the Fund's investments than on higher rated fixed income securities.

DESCRIPTION OF APS

The following is a brief description of the material terms of the APS. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Statement, including the provisions thereof establishing the APS. The Statement establishing the terms of the APS has been attached as Appendix C to the Statement of Additional Information.

The APS are preferred shares of beneficial interest that entitle their holders to receive dividends when, as and if declared by the Fund's Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for successive Dividend Periods for each such series of APS. The Applicable Rate for a particular Dividend Period for the APS will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions, although, except when there is a conversion from one auction period to a longer auction period, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate in order to continue to hold their APS. For an explanation of Auctions and the method of determining the Applicable Rate, see " -- Dividends and Dividend Periods" below and "The Auction."

The nominee of the Securities Depository is expected to be the sole holder of record of the APS. Accordingly, each purchaser of APS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's agent member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's agent member, to evidence its beneficial ownership of the APS.

The Series A APS and Series B APS will rank on parity with each other and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of APS carries one vote on matters on which APS can be voted. When issued and sold, the APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not declared) and will be fully paid and non-assessable. See " -- Liquidation." The APS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders of APS will have no preemptive rights. The APS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund on any Dividend Payment Date for the APS (except during the initial Dividend Period and during a Non-Call Period) of such series at a redemption price generally equal to $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the APS will be subject to mandatory redemption by the Fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends. See " -- Redemption."

DIVIDENDS AND DIVIDEND PERIODS

The holders of APS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under " -- Calculation of dividend payment," payable on the dates set forth below and shall not be entitled to otherwise participate in the income of or distributions from the Fund. Dividends on the APS so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares. The following is a general description of dividends for the APS.

DIVIDEND PERIODS

The initial Dividend Payment Date for each series of APS is set forth below. Any subsequent Dividend Period will generally be seven days for each series of the APS; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein and upon giving notice to Existing Holders, a Special Dividend Period. See " -- Designation of Special Dividend Periods."

DIVIDEND PAYMENT DATES

Dividends on the APS will be payable, when, as and if declared by the Fund's Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Initial Dividend Payment Dates are scheduled as follows:

                                                            INITIAL DIVIDEND
                                                              PAYMENT DATE
Series A                                                      [_____], 2007
Series B                                                      [_____], 2007

Following the initial Dividend Payment Date, dividends on each series of APS will be payable (i) with respect to any seven-Day Dividend Period or any Short-Term Dividend Period of 35 or fewer days, on the Business Day next succeeding the last day of the Dividend Period or (ii) with respect to any special dividend period of (a) seven or more but fewer than 364 days, the business day immediately following such special dividend period, or (b) 364 or more days, each semiannual date on which dividends on the APS would be payable and on the business day immediately following such special dividend period. If dividends are payable on a day that is not a Business Day, then dividends will generally be payable on the first Business Day next succeeding the regular Dividend Payment Date.

Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each Dividend Payment Date to agent members. These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker- Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as agent member.

CALCULATION OF DIVIDEND PAYMENT

The amount of cash dividends per APS of each series payable (if declared) on the initial Dividend Payment Date, the Dividend Payment Date of each seven-Day Dividend Period and each Dividend Payment Date of each Short-Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000 and rounding the amount so obtained to the nearest cent. During any Long-Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000 and rounding the amount so obtained to the nearest cent.

Dividends on APS will accumulate from the date of their original issue, which is [_____], 2007. The initial dividend rate is [___]% for Series A APS. The initial dividend rate is [___]% for Series B APS. For each Dividend Period after the initial Dividend Period, the dividend rate will be the dividend rate for a series determined at Auction for such series, except that the dividend rate that results from an Auction will not be greater than the Maximum Applicable Rate described below.

MAXIMUM APPLICABLE RATE

Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate applicable to such shares. The Maximum Applicable Rate for each series of APS will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a rate period or of fewer than 365 days), or the Treasury Index Rate (for a special rate period of 365 days or more). In the case of a special rate period, the reference rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The Applicable Percentage will be determined based on the level of the credit rating assigned on such date to the APS by Fitch or Moody's (or, if Fitch or Moody's shall not make such rating available, the equivalent of such rating by a substitute rating agency), as follows:

         CREDIT RATINGS ON APS
-----------------------------------------       APPLICABLE PERCENTAGE OF
      MOODY'S               FITCH                    REFERENCE RATE
-------------------------------------------------------------------------
Aa3 or higher        AA- or higher                       [___]%
A3 to A1             A- to A+                            [___]%
Baa to Baa1          BBB- to BBB+                        [___]%
Below Baa            Below BBB-                          [___]%

The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of the APS.

The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of the APS.

Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

While any of the APS are outstanding, the Fund, except as provided below, may not declare, pay or set apart for payment any dividend or other distribution in respect of its Common Shares. In addition, the Fund may not call for redemption or redeem any of its Common Shares. However, the Fund is not confined by the above restrictions if:

- immediately after such transaction, the discounted value (according to Rating Agency guidelines) of the Fund's portfolio would be equal to or greater than the APS Basic Maintenance Amount and the value of the Fund's portfolio would be equal to or greater than the 1940 Act Preferred Share Asset Coverage (see " -- Rating Agency Guidelines and Asset Coverage" below), and

- full cumulative dividends on each series of APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and

- the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Statement

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with APS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the APS through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the APS through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with APS through their most recent respective dividend payment dates, the amount of dividends declared per share on APS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL DIVIDEND PERIODS

The Fund, at its option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent, to each Broker-Dealer, and to the Securities Depository may request that the next succeeding Dividend Period for the APS of a series be a number of days (other than seven days) evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short-Term Dividend Period or one whole year or more but not greater than five years in the case of a Long-Term Dividend Period, specified in such notice. Such Request for Special Dividend Period shall be given at least 10 Business Days prior to an Auction date for the APS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the optional redemption price of the APS of that series during such Special Dividend Period and the specific redemption provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions, which may affect the APS of that series, (v) the investment objectives of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential Beneficial Owners of the APS would likely remain or become Beneficial Owners.

After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify the duration of the Special Dividend Period. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to the applicable Rating Agencies. The Fund will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if
(x) either the 1940 Act Preferred Share Asset Coverage or the APS Basic Maintenance Amount is not satisfied on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a seven-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a seven-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a seven-Day Dividend Period.

NON-PAYMENT PERIOD AND LATE CHARGE

A "Failure to Deposit," with respect to shares of a series of APS, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the redemption price to be paid on such redemption date for any share of such series after notice of redemption is mailed; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the redemption price in respect of APS when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption. If a Failure to Deposit occurs with respect to a series of APS but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series and
(2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the redemption price of the shares, if any, of such series for which notice of redemption has been mailed by the Fund, an amount computed by multiplying (x) 200% of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series to be redeemed, and no Auction will be held in respect of shares of such series for the subsequent Dividend Period thereof and the dividend rate for shares of such series for such subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such subsequent Dividend Period. If any Failure to Deposit shall have occurred with respect to the APS of such series during any Dividend Period thereof, and, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect to APS of such series for the first subsequent Dividend Period thereafter (or for any Dividend Period thereafter to and including the Dividend Period during which (1) such Failure to Deposit is cured and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event the Rating Agencies are rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Rate Period) (a "Non-Payment Period") and the dividend rate for shares of such series for each such subsequent rate period shall be a rate per annum (the "Non-Payment Period Rate") equal to [200]% of the Reference Rate, provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time such rate if the Board of Trustees determines and the Rating Agencies (or any substitute rating agency) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect the then-current ratings on the APS.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund is required under guidelines established by each Rating Agency to maintain assets having in the aggregate a discounted value at least equal to the APS Basic Maintenance Amount. The APS Basic Maintenance Amount is equal to the sum of (a) the aggregate liquidation preference of the APS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares and (b) certain accrued and projected dividend and other payment obligations of the Fund. Each Rating Agency has established guidelines for determining discounted value, which are described in the Statement of Additional Information and the Statement. The amount of discount from market value varies depending upon factors such as the maturity of the instrument and the issuer's credit rating. The Rating Agency guidelines also impose certain diversification requirements on the Fund's portfolio and other limitations on the Fund's investments. To the extent any particular portfolio holding does not satisfy the Rating Agency guidelines, all or a portion of the holding's value will not be included in the calculation of discounted value (as defined by Rating Agency guidelines). The Rating Agency guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Trust's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.

The Fund will be required under the Statement to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities, which are shares of beneficial interest in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities, which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its Common Shares) ("1940 Act Preferred Share Asset Coverage"). If the Fund fails to maintain the 1940 Act Preferred Share Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "REDEMPTION" below.

The 1940 Act Preferred Share Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS), computed using the Fund's net assets as of July 31, 2007, and assuming the APS with an aggregate liquidation preference of $[ ] million had been issued as of such date, will be as follows:

   Value of Fund assets less liabilities not
         constituting senior securities             [_____]
------------------------------------------------    -------     =    [___]%
Senior securities representing indebtedness plus    [_____]
     liquidation value of the shares of APS

In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the APS Basic Maintenance Amount or
(b) the 1940 Act Preferred Share Asset Coverage, in each case in accordance with the requirements of Fitch, Moody's or a substitute rating agency, the Fund will be required by the Statement to redeem shares of APS as described under " -- Redemption -- Mandatory redemption" below.

The Rating Agency guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines, among other restrictions, limit the Fund's use of futures, options and other derivative transactions.

The Rating Agency guidelines also prohibit the Fund from taking certain types of actions unless it has received written confirmation from the applicable Rating Agency that such actions would not impair the ratings then assigned to the APS. These include restrictions on borrowing money, issuing any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.

The restrictions in the Rating Agency guidelines may limit the Fund's ability to make investments that the Adviser or Subadviser believes would benefit the Fund. The descriptions of the Rating Agency guidelines in this section are summaries only and are not complete. The Rating Agency guidelines are described in greater detail in the Statement of Additional Information and are set forth in their entirety in the Statement, which is attached as Appendix C to the Statement of Additional Information.

The Fund may, but is not required to, adopt any modifications to Rating Agency guidelines that may hereafter be established by Fitch or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the APS or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to a Rating Agency's guidelines in the event such Rating Agency is no longer rating the APS or the Fund receives written confirmation from the Rating Agency or a substitute rating agency that any such amendment, alteration or repeal would not impair the rating then assigned to the APS.

As described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the APS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an Auction or otherwise. The rating is based on current information furnished to the Rating Agencies by the Fund and/or the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by either Rating Agency.

The Rating Agency guidelines will apply to the APS only so long as Fitch and Moody's are rating APS. The Fund will pay certain fees to Fitch and Moody's for rating the APS. The Fund may at some future time seek to have the APS rated by an additional or a substitute rating agency.

REDEMPTION

MANDATORY REDEMPTION

The Fund is required to maintain (a) a discounted value of eligible portfolio securities at least equal to the APS Basic Maintenance Amount and (b) asset coverage of at least 200% of the value of senior securities of the Fund, which are equity securities, including the APS (1940 Act Preferred Share Asset Coverage). Eligible portfolio securities for purposes of the APS Basic Maintenance Amount and their discounted value will be determined from time to time by the rating agency then rating the APS. The guidelines currently in effect are described under " -- Rating Agency Guidelines and Asset Coverage" above, in the Statement of Additional Information and the Statement. If the Fund fails to maintain the 1940 Act Preferred Share Asset Coverage and eligible portfolio securities with a discounted value equal to the APS Basic Maintenance Amount and does not timely cure such failure in accordance with the requirements of the rating agency that rates the APS, the Fund must redeem all or a portion of the APS. This mandatory redemption will take place on a date that the Fund's Board of Trustees specifies out of legally available funds, in accordance with the Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. The mandatory redemption will be limited to the number of APS necessary, after giving effect to such redemption, to cause the Discounted Value of the Fund's portfolio to equal or exceed the APS Basic Maintenance Amount, and the value of the Fund's portfolio to equal or exceed the 1940 Act Preferred Share Asset Coverage. In determining the number of APS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of APS required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be, pro rata among the series of APS and any other preferred shares of the Fund subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund, which date shall not be earlier than 20 days nor later than 40 days after the applicable cure date, except if the Fund does not have funds legally available therefor. If fewer than all outstanding series of APS are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

OPTIONAL REDEMPTION

To the extent permitted under the 1940 Act and Delaware law, the Fund at its option may, without the consent of the holders of APS, redeem APS, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice at the optional redemption price per share; provided that no APS may be redeemed at the option of the Fund during (a) the initial Dividend Period or (b) a Non-Call Period to which such APS are subject. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the APS of such series by reason of the redemption of the APS on such date fixed for the redemption and
(ii) the Fund has eligible assets with an aggregate discounted value at least equal to the APS Basic Maintenance Amount. Notwithstanding the foregoing, APS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding preferred shares, including all outstanding APS, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for APS made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

If the Fund is liquidated, the holders of any series of outstanding APS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the holders of Common Shares. The holders of APS will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of APS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the APS with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of APS of the full preferential amounts as described, the holders of APS will have no right or claim to any of the remaining assets of the Fund.

For purposes of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

- the sale, lease or exchange of all or substantially all the property or assets of the Fund;

- the merger or consolidation of the Fund into or with any other business trust, corporation or other organization; or

- the merger or consolidation of any other business trust or corporation into or with the Fund.

In addition, none of the foregoing would result in the Fund being required to redeem any APS if after such transaction the Fund continued to comply with the Rating Agency guidelines and asset coverage ratios.

VOTING RIGHTS

Except as otherwise provided in this Prospectus or as otherwise required by law, holders of APS will have equal voting rights with holders of Common Shares and any other preferred shares (one vote per share) and will vote together with holders of Common Shares and any preferred shares as a single class.

Holders of outstanding preferred shares, including APS, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by holders of Common Shares and APS voting as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including APS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including APS, is that the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including APS, as described above, would constitute a majority of the Board. The holders of preferred shares, including APS, will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including APS, the special voting rights stated above will cease, and the terms of office of the additional Trustees elected by the holders of preferred shares, including APS, will automatically terminate.

As long as any APS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the APS outstanding at the time (voting together as a separate class):

(a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the APS with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of APS or any other preferred shares, unless, in the case of preferred shares on a parity with the APS, the Fund obtains written confirmation from Fitch and Moody's (if Fitch and Moody's are then rating the APS) or any substitute rating agency (if any such substitute rating agency is then rating the APS) that the issuance of a class or series would not impair the rating then assigned by such Rating Agency to the APS and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Share Asset Coverage requirements and the APS Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the APS is not required;

(b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as adversely to affect any preference, right or power of the APS or holders of APS; provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of APS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of APS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Fitch and Moody's are then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Share Asset Coverage or the APS Basic Maintenance Amount;

(c) authorize the Fund's conversion from a closed-end to an open-end investment company;

(d) amend the provisions of the Agreement and Declaration of Trust which provide for the classification of the Board of Trustees of the Fund into three classes, each with a term of office of three years with only one class of Trustees standing for election in any year; or

(e) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the APS.

So long as any shares of the APS are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above, which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust or the Statement, the affirmative vote of the holders of a majority of the outstanding APS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act.

The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or
(ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

THE AUCTION

GENERAL

Holders of the APS will be entitled to receive cumulative cash dividends on their APS when, as and if declared by the Trust's Board of Trustees, out of the funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a subsequent Dividend Period (generally a period of seven days, subject to certain exceptions set forth under "Description of APS -- Dividends and Dividend Periods"), at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the Statement establishing the terms of the APS offered hereby provide that the Applicable Rate for each Dividend Period after the initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the Statement in which persons determine to hold or offer to purchase or sell the APS. The Statement is attached as Appendix C to the Statement of Additional Information. If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS -- Dividends and Dividend Periods -- Non-Payment Period and Late Charge."

AUCTION AGENCY AGREEMENT

The Fund will enter into the Auction Agency Agreement with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures to determine the Applicable Rate for the APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been grossly negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without gross negligence or willful misconduct on its part in connection with the performance of its duties under such agreement.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund no earlier than 60 days after delivery of said notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction

Agency Agreement. The Fund may remove the Auction Agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor Auction Agent.

BROKER-DEALER AGREEMENTS

Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for APS. The Auction Agent will pay to each Broker-Dealer after each Auction, from funds provided by the Fund, a service charge at the annual rate: (i) for any seven-Day Dividend Period, [___]% of the liquidation preference (such liquidation preference being $25,000 per share) of the APS held by a Broker-Dealer's customer upon settlement in an Auction (equal to $[ ] per APS per year) and (ii) for any Special Dividend Period, as determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and which shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar fixed maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. This service charge applies to APS held on account of the Broker-Dealer's clients as well as to APS held for the Broker-Dealer's own account.

The Fund may request that the Auction Agent terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreement, and provided further that the Broker-Dealer Agreement with UBS Securities LLC may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

ROLE OF BROKER DEALERS

Broker-Dealers are appointed by the Fund to serve as dealers in the auctions for the APS and are paid by the Fund for their services. Broker-Dealers receive broker-dealer fees from such issuers at an agreed-upon annual rate that is applied to the principal amount of securities sold or successfully placed through the Broker-Dealers in auctions. The Broker-Dealers are designated in the Broker-Dealer Agreements as the Broker-Dealers to contact existing holders and potential holders and solicit bids for the APS. The Broker-Dealers will receive Broker-Dealer fees from the Fund with respect to the APS sold or successfully placed through them in auctions for the APS. The Broker-Dealers may share a portion of such fees with other dealers that submit orders through them that are filled in the auction.

BIDDING BY BROKER-DEALERS

Each Broker-Dealer is permitted, but not obligated, to submit orders in auctions for its own account, either as a bidder or a seller and Broker-Dealers routinely do so in the auction rate securities market. If a Broker-Dealer submits an order for its own account, it would likely have an advantage over other bidders because such Broker-Dealer would have knowledge of other orders placed through such Broker-Dealer in that auction and thus, could determine the rate and size of its order so as to increase the likelihood that (i) its order will be accepted in the auction and (ii) the auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Auction Agent to serve as a Broker-Dealer in the auction, a Broker-Dealer's interests in serving as a Broker-Dealer in an auction may differ from those of existing holders and potential holders who participate in auctions. See " -- Role of Broker Dealers" above. A Broker-Dealer would not have knowledge of orders submitted to the auction agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a Broker-Dealer Agreement.

Where a Broker-Dealer is the only Broker-Dealer appointed by the Fund to serve as Broker-Dealer in the auction, it would be the only Broker-Dealer that submits orders to the auction agent in that auction. As a result, in such circumstances, the Broker-Dealer could discern the clearing rate before the orders are submitted to the auction agent and set the clearing rate with its order.

Each Broker-Dealer may (subject to limits imposed by the Investment Company Act) place bids in auctions including auctions for securities other than the APS for its own account to acquire securities for its inventory to prevent an "auction failure" (which occurs if there is lack of sufficient clearing bids and results in the dividend rate being set at the maximum dividend rate), or to prevent an auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the APS. Each Broker-Dealer may place one or more bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding for its own account, each Broker-Dealer may also bid inside or outside the range of rates that it posts in its "price talk." See " -- Price Talk" below.

Each Broker-Dealer routinely encourages bidding by others in auctions for which it serves as Broker-Dealer including auctions for securities other than the APS. Each Broker-Dealer also may encourage bidding by others in Auctions, including to prevent an auction failure or an Auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for the APS. A Broker-Dealer may encourage such bids even after obtaining knowledge of some or all of the other orders submitted through it.

Bids by any Broker-Dealer or by those it may encourage to place bids are likely to affect (i) the dividend rate, including preventing the dividend rate from being set at the maximum dividend rate or otherwise causing bidders to receive a lower dividend rate than they might have received had such Broker-Dealer not bid or not encouraged others to bid, and (ii) the allocation of the APS being auctioned, including displacing some bidders who may have their bids rejected or receive fewer APS than they would have received if such Broker-Dealer had not bid or encouraged others to bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the APS involves no significant liquidity or credit risk. A Broker-Dealer is not obligated to continue to place such bids or not encourage other bidders to do so in any particular auction to prevent an auction failure or an auction from clearing at a dividend rate such Broker-Dealer believes does not reflect the market for the APS. Investors should not assume that any Broker-Dealer will place bids or encourage others to do so or that auction failures will not occur. Investors should also be aware that bids by a Broker-Dealer or by those it may encourage to place bids may cause lower dividend rates to occur.

The statements herein regarding bidding by a broker-dealer apply only to a broker-dealer's auction desk and any other business units of the broker-dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

In any particular auction, if all outstanding APS are the subject of submitted hold orders, the dividend rate for the next succeeding distribution period will be the all-hold rate (such a situation is called an "all-hold auction"). If a Broker-Dealer holds any APS for its own account on an auction date, such Broker-Dealer may submit a sell order into the auction with respect to such APS, which would prevent such auction from being an all-hold auction. Such Broker-Dealer may, but is not obligated to, submit bids for its own accounts in that same auction, as set forth above.

PRICE TALK

Before the start of an auction, each Broker-Dealer in its discretion, may make available to its customers who are Existing Holders and Potential Holders of APS such Broker-Dealer's good faith judgment of the range of likely clearing dividend rates for the auction based on market and other information. This is known as "price talk." Price talk is not a guarantee that the dividend rate established through the auction will be within the price talk, and Existing Holders and Potential Holders are free to use it or ignore it. A Broker-Dealer may occasionally update and change the price talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in dividend rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential Holders should confirm with the Broker-Dealer the manner by which the Broker-Dealer will communicate price talk and any changes to price talk.

"ALL-OR-NOTHING" BIDS

Broker-Dealers do not accept "all-or-nothing" bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of APS where there are not sufficient sell orders to fill all bids at the clearing dividend rate.

NO ASSURANCES REGARDING AUCTION OUTCOMES

Broker-Dealers provide no assurances as to the outcome of any auction. Broker-Dealers also do not provide any assurance that any bid will be successful, in whole or in part, or that the auction will clear at a dividend rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the dividend rate on any APS purchased or retained in the auction may be lower than the market rate for similar investments.

A Broker-Dealer will not agree before an auction to buy APS from or sell APS to a customer after the auction.

DEADLINES

Each particular auction has a formal time deadline by which all bids must be submitted by each Broker-Dealer to the auction agent. This deadline is called the "auction submission deadline." To provide sufficient time to process and submit customer bids to the auction agent before the auction submission deadline, each Broker-Dealer imposes an earlier deadline -- called the "internal submission deadline" -- by which bidders must submit bids to such Broker-Dealer. The internal submission deadline is subject to change by such Broker-Dealer. Potential holders should consult with a Broker-Dealer as to its internal submission deadline. A Broker-Dealer may allow correction of clerical errors after the internal submission deadline and prior to the auction submission deadline. A Broker-Dealer may submit bids for its own account at any time until the auction submission deadline. After the auction submission deadline has passed, any bid that has been submitted by a Broker-Dealer to the auction agent, either on behalf of a beneficial owner or potential beneficial owner or for the Broker-Dealer's own account, shall become irrevocable, except that the auction agent may allow for the correction of clerical errors after the auction submission deadline but prior to the announcement of the auction results.

EXISTING HOLDER'S ABILITY TO RESELL AUCTION PREFERRED SECURITIES MAY BE LIMITED

Existing holders will be able to sell all of the APS that are the subject of submitted sell orders only if there are bidders willing to purchase all of those APS in the auction. If sufficient clearing bids have not been made, existing holders that have submitted sell orders will not be able to sell in the auction all, and may not be able to sell any, of the APS subject to such submitted sell orders. As discussed above (see " -- Bidding by Broker-Dealers"), a Broker-Dealer may submit a bid in an auction to avoid an auction failure, but it is not obligated to do so. There may not always be enough bidders to prevent an auction failure in the absence of a Broker-Dealer bidding in the auction for its own account or encouraging others to bid. Therefore, auction failures are possible, especially if the credit quality of the APS were to deteriorate, if a market disruption were to occur or if, for any reason, each Broker-Dealer were unable or unwilling to bid. [Between auctions, there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide existing holders the ability to resell APS in the secondary market on the terms or at the times desired by an existing holder.] Each Broker-Dealer may, in its own discretion, decide to buy or sell the APS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the par value of the APS. However, a Broker-Dealer is not obligated to make a market in the APS and may discontinue trading in the APS without notice for any reason at any time. Existing holders who resell between auctions may receive less than par value, depending on market conditions.

The ability to resell the APS (whether during or between auctions) will depend on various factors affecting the market for the APS, including news relating to the Fund or the Adviser, the attractiveness of alternative investments, investor demand for short-term securities, the perceived risk of owning the APS (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the APS (including U.S. generally accepted accounting principles as they apply to the accounting treatment of APS), reactions of market participants to regulatory actions (such as those described in " -- Securities and Exchange Commission Settlement" below) or press reports, financial reporting cycles and market conditions generally. Demand for the APS may change without warning, and declines in demand may be short-lived or continue for longer periods.

RESIGNATION OF THE AUCTION AGENT OR OF ANY BROKER-DEALER COULD AFFECT THE ABILITY TO HOLD AUCTIONS

The Auction Agency Agreement provides that the auction agent may resign from its duties as auction agent by giving at least 60 days' notice to the Fund and does not require as a condition to the effectiveness of such resignation, that a replacement auction agent be in place. Each Broker-Dealer Agreement provides that the Broker-

Dealer thereunder may resign upon five days' notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any auction period during which there is no duly appointed auction agent or Broker-Dealer, it will not be possible to hold auctions, with the result that the dividend rate on the APS will be the maximum dividend rate.

SECURITIES AND EXCHANGE COMMISSION SETTLEMENT

On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including each Settlement Broker-Dealer, that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, each Settlement Broker-Dealer agreed to pay a civil penalty. In addition, each Settlement Broker-Dealer without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for auction rate securities or the APS.

SECURITIES DEPOSITORY

The Depository Trust Company initially will act as the Securities Depository for the agent members with respect to the APS. All of the shares of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such APS will be subject to the provisions restricting transfers of APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such APS. See the Statement attached as Appendix C to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each agent member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the material terms of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in the Statement, which is attached as Appendix C to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix D to the Statement of Additional Information.

ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS

Prior to the submission deadline on each Auction Date for the APS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a Beneficial Owner of APS may submit the following types of orders with respect to that Broker-Dealer:

1. Hold Order -- indicating its desire to hold APS without regard to the Applicable Rate for the next Dividend Period

2. Bid -- indicating its desire to sell APS at $25,000 per share if the Applicable Rate for the next Dividend Period is less than the rate specified in the bid

3. Sell Order -- indicating its desire to sell APS at $25,000 per share without regard to the Applicable Rate for the next Dividend Period

A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to different shares of APS then held by the Beneficial Owner. A Beneficial Owner that submits its bid to its Broker-Dealer having a rate higher than the Maximum Applicable Rate on the Auction Date will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a Hold Order to its Broker-Dealer. However, if there is a conversion from one auction period to a longer auction period and orders have not been submitted to such Broker-Dealer prior to the Submission Deadline covering the aggregate principal amount of Bonds of a particular Series to be converted held by such Beneficial Owner, such Broker-Dealer shall deem a Sell Order to have been submitted on behalf of such Beneficial Owner covering the principal amount of Bonds to be converted held by such Beneficial Owner not subject to orders submitted to such Broker-Dealer. A Sell Order constitutes an irrevocable offer to sell the APS subject to the Sell Order. A Beneficial Owner that offers to become the Beneficial Owner of additional APS is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

A Potential Beneficial Owner is either a customer of a Broker-Dealer that is not a Beneficial Owner of a series of APS but that wishes to purchase APS or that is a Beneficial Owner that wishes to purchase additional APS. A Potential Beneficial Owner may submit Bids to its Broker-Dealer in which it offers to purchase APS at $25,000 per share if the Applicable Rate for APS for the next Dividend Period is not less than the specified rate in such Bid. A Bid placed by a Potential Beneficial Owner of APS specifying a rate higher than the Maximum Applicable Rate for APS on the Auction Date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as Existing Holders of APS subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as Potential Holders of APS subject to orders submitted to them by potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any APS held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of APS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

There are Sufficient Clearing Bids in an Auction if the number of APS subject to Bids submitted to the Auction Agent by Broker-Dealers for Potential Beneficial Owners with rates equal to or lower than the Maximum Applicable Rate is at least equal to or exceeds the sum of the number of APS subject to Sell Orders and the number of APS subject to Bids specifying rates higher than the Maximum Applicable Rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for Beneficial Owners. If there are Sufficient Clearing Bids, the Applicable Rate for the next succeeding Dividend Period thereof will be the lowest rate specified in the submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Beneficial Owners and Potential Beneficial Owners, would result in Beneficial Owners and Potential Beneficial Owners owning the APS available for purchase in the Auction.

If there are not Sufficient Clearing Bids, the Applicable Rate for the next Dividend Period will be the Maximum Applicable Rate on the Auction Date. However, if the Fund has declared a Special Dividend Period and there are not Sufficient Clearing Bids, the election of a Special Dividend Period will not be effective and the Applicable Rate for the next Dividend Period will be the Maximum Rate determined on the previous Auction Date or the same as during the current Dividend Period. If there are not Sufficient Clearing Bids, Beneficial Owners of APS that have submitted or are deemed to have submitted Sell Orders may not be able to sell in the Auction all APS subject to such Sell Orders. If all of the applicable outstanding APS are the subject of submitted Hold Orders (or Hold Orders deemed to have been submitted), then the Dividend Period will be a seven-Day Dividend Period and the Applicable Rate will be [__]% of the applicable Reference Rate on the date of the Auction.

The Auction Procedures include a pro rata allocation of APS for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of APS that is different than the number specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

If an Auction Date is not a Business Day because the American Stock Exchange is closed for business due to an act of God, a natural disaster, an act of war, a civil or military disturbance, an act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

If a Dividend Payment Date is not a Business Day because the American Stock Exchange is closed for business due to an act of God, a natural disaster, an act of war, a civil or military disturbance, an act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

- the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts

- the affected Dividend Period will end on the day it otherwise would have ended

- the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended

The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding APS and three Existing Holders. The three Existing Holders and three Potential Holders submit orders transmitted to them by their corresponding Beneficial Owners and their corresponding Potential Beneficial Owners:

Existing Holder A ..............      Beneficially owns 500 shares, wants     Bid of 2.1% rate for all 500 shares
                                      to sell all 500 shares if the
                                      Applicable Rate is less than 2.1%

Existing Holder B ..............      Beneficially owns 300 shares, wants     Hold Order -- will take the
                                      to hold                                 Applicable Rate

Existing Holder C ..............      Beneficially owns 200 shares, wants     Bid of 1.9% rate for all 200 shares
                                      to sell all 200 shares if the
                                      Applicable Rate is less than 1.9%

Potential Holder D .............      Wants to buy 200 shares                 Place order to buy at or above 2.0%

Potential Holder E .............      Wants to buy 300 shares                 Place order to buy at or above 1.9%

Potential Holder F .............      Wants to buys 200 shares                Place order to buy at or above 2.1%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). For the purposes of the example, the lowest dividend rate is 2.0% at which there is Sufficient Clearing Bids and, therefore, the dividend rate will be 2.0%. Existing Holders B and C will continue to hold their shares. Existing Holder A will sell its shares because A's bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy any shares because its bid rate was above the dividend rate.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

Prior to 1:00 p.m., New York City time, on each Auction Date (the "Submission Deadline"), or such other time on the Auction Date as may be specified by the Auction Agent, each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by the Broker-Dealer for the Auction for a series of APS to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. [The Auction Agent will follow the Securities Industry and Financial Markets Association's Early Market Close recommendations for shortened trading days in the bond markets, unless otherwise instructed by the Fund.] Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-

Dealer to the Auction Agent, shall (i) be revocable until the Broker-Dealer Deadline and (ii) shall become irrevocable thereafter. A Broker-Dealer's order for a Beneficial Owner, a Potential Beneficial Owner or for its own account shall become irrevocable at the Submission Deadline, for any Auction Date subject to certain errors correction procedures specified in the Auction Procedures forming an Exhibit to the Auction Agreement for the benefit of Broker-Dealers.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

NOTIFICATION OF RESULTS AND SETTLEMENT

The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone or through the Auction Agent's auction processing system on the Auction Date for such Auction. [Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its agent member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling APS as a result of an Auction fails to instruct its agent member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such agent member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the APS.] The Auction Agent will record each transfer of APS on the record book of Existing Holders to be maintained by the Auction Agent.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective agent members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their agent members in same-day funds to the Securities Depository against delivery through their agent members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

If any Existing Holder selling APS in an Auction fails to deliver such APS, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole APS that is less than the number of APS that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of APS will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Beneficial Owner, Potential Beneficial Owner or their respective agent members to deliver APS or to pay for APS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

The Auction Agent after each Auction will pay a Broker-Dealer Fee from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any seven-Day Dividend Period shall be payable at the annual rate of [ ]% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such APS as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such APS as a result of the Auction or (C) a submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, [and] such Broker-Dealer [may also] have knowledge of orders submitted by other Broker-Dealers in that Auction.

SECONDARY MARKET TRADING AND TRANSFERS OF APS

The Broker-Dealers are expected to maintain a secondary trading market in APS outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in APS will provide owners with liquidity of investment. The APS will not be registered on any stock exchange or on the NASDAQ National Market.

Investors who purchase APS in an Auction (particularly if the Fund has declared a Special Dividend Period) should note that because the dividend rate on such shares will be fixed for the length of that Dividend Period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction thereof, depending on market conditions.

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only:

- pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures

-    to a Broker-Dealer

- to such other persons as may be permitted by the Fund; provided, however, that a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the Existing Holder of the shares; and in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the Auction Agent of such transfer

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of other U.S. registered investment portfolios for which the Adviser serves as investment adviser.

INVESTMENT ADVISER AND SUBADVISER

The Fund has contracted with the Adviser to act as its investment adviser with respect to all investments of the Fund other than event-linked bonds. The Adviser is an indirect subsidiary of UniCredito. The Adviser is part of a global asset management group providing investment management and financial services to mutual funds and other clients. As of July 31, 2007, assets under management by the Adviser and its affiliates were approximately $[_____] billion worldwide, including over $[_____] billion in assets under management by the Adviser. Certain Trustees or officers of the Fund are also directors and/or officers of certain of UniCredito's subsidiaries, including the Adviser. The address of the Adviser is 60 State Street, Boston, Massachusetts 02109.

The Adviser is responsible for managing the Fund's overall investment program, supervising the Subadviser's investments in event-linked bonds on behalf of the Fund, supervising the Fund's overall compliance program and providing for the general management of the business affairs of the Fund.

The Adviser has engaged Montpelier Capital Advisors, Ltd. to act as the Fund's investment subadviser with respect to the Fund's investments in event-linked bonds. The address of the Subadviser is 94 Pitts Bay Road, Pembroke, Bermuda HM08. The Subadviser, under the supervision of the Adviser, is responsible for the day-to-day management of the Fund's portfolio of investments in event-linked bonds. The Subadviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objectives and principal investment strategies, subject to the supervision of the Adviser and the Fund's Board of Trustees. The Subadviser also assists the Adviser in the evaluation of the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets. Although the Subadviser was recently organized and has not previously served as an investment adviser or subadviser to any other registered investment company, the Subadviser's management team has substantial experience evaluating and monitoring event-linked instruments at its parent company, Montpelier Re Holdings, Ltd., a leading provider of global property and casualty reinsurance and insurance products through its wholly-owned subsidiary, Montpelier Reinsurance Ltd.

ADVISORY AGREEMENT

Under the terms of the advisory agreement (the "Advisory Agreement"), the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.85% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The liquidation preference on any preferred shares is not a liability. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the Common Shares. The Fund's average daily managed assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

Under the terms of the Advisory Agreement, the Adviser pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, a portion of the offering expenses, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Board of Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with or interested persons of the Adviser or the Fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (1) the fees and other expenses of listing the Fund's shares on the American Stock Exchange or any other national stock exchange; and (m) any other expense that the Fund, the Adviser or any other agent of the Fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of the Adviser) as being an appropriate expense of the Fund. In addition, the Fund will pay all brokers' and underwriting commissions or other fees chargeable to the Fund in connection with securities transactions to which the Fund is a party or the origination of any floating rate loan in which the Fund invests.

A discussion regarding the factors that the Board of Trustees considered in approving the Advisory Agreement will be available in the upcoming annual report to shareholders for the period ending April 30, 2008.

SUBADVISORY AGREEMENT

Under the terms of the subadvisory agreement (the "Subadvisory Agreement") between the Adviser and the Subadviser, the Subadviser will act as a sub-investment adviser with respect to that portion of the Fund's portfolio invested in event-linked bonds ("Sub-Advised Assets"). In such capacity, the Subadviser shall, with respect to Sub-Advised Assets, and subject to the supervision of the Adviser and the Fund's Board, among other things (a) regularly provide the Fund with investment research, advice and supervision and furnish continuously an investment program for the Fund; (b) subject to the supervision of the Adviser, manage the investment and reinvestment of the Fund's Sub-Advised Assets; (c) keep the Fund and the Adviser informed of developments materially affecting the Fund's Sub-Advised Assets, including market valuations and pricing information on Fund holdings to the Adviser and/or the Fund's pricing agent as necessary to make any fair value determinations; (d) comply with the provisions of the Fund's Agreement and Declaration of Trust and By-Laws, the 1940 Act, the Investment Advisers Act of 1940, as amended, and the investment objectives, policies and restrictions of the Fund; (e) not take any action to cause the Fund to fail to comply with the requirements of Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company; (f) comply with any policies, guidelines, procedures and instructions as the Adviser may from time to time establish; (g) be responsible for voting proxies and acting on other corporate actions if instructed to do so by the Board of Trustees or the Adviser; (h) maintain separate books and detailed records of all matters pertaining to the portion of the subadvised assets required by Rule 31a-l under the 1940 Act relating to its responsibilities provided under the Subadvisory Agreement with respect to the Fund; and (i) furnish reports to the Trustees and the Adviser.

Under the terms of the Subadvisory Agreement, for its services the Subadviser is entitled to a subadvisory fee from the Adviser at an annual rate of 0.80% the Fund's average daily Sub-Advised Assets; provided, however, that such fee shall in no event be less than 0.15% of the Fund's average daily managed assets. The fee will be paid monthly in arrears. The Fund does not pay a fee to the Subadviser.

ADMINISTRATION AGREEMENT

The Fund has entered in an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Fund. The Adviser has appointed Princeton Administrators, LLC as the sub-administrator to the Fund to perform certain of the Adviser's administration and accounts obligations to the Fund. Under the administration agreements, the Fund will pay the Adviser a monthly fee equal to 0.07% of the Fund's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million. The Adviser, and not the Fund, is responsible for paying the fees of Princeton

Administrators, LLC. Princeton Administrators, LLC is affiliated with Merrill Lynch & Co., Inc., one of the underwriters of the Fund's offering of Common Shares.

Pursuant to a separate agreement, the Fund may compensate the Adviser for providing certain legal and accounting services at an annual rate of 0.0175% of the Fund's average daily managed assets.

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of Charles Melchreit, Andrew Feltus and Jonathan Sharkey. The portfolio managers are supported by the Adviser's fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Melchreit is primarily responsible for the overall asset allocation decision-making process for the Fund and for overseeing Montpelier Capital Advisors, Ltd.'s investments in event-linked bonds. Mr. Melchreit, a vice president, joined Pioneer in 2006. From 2003 to 2004, Mr. Melchreit was a managing director at Cigna Investment Management. Prior thereto, he was a senior vice president and portfolio manager at Aeltus Investment Management. Mr. Melchreit received an MS degree in Statistics from Yale University in 2005.

Mr. Feltus is primarily responsible for the Fund's investments in global high yield debt securities. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.

Mr. Sharkey is primarily responsible for the Fund's investments in floating rate loans. Mr. Sharkey, a vice president, joined Pioneer in August 2006. From March 2004 to August 2006, Mr. Sharkey was employed by Putnam Investments as a corporate bond and leveraged loan analyst. Prior to that, he was a principal and leveraged loan analyst at Cypress Tree Investments.

Management of the Fund's investments in event-linked bonds is the responsibility of a team of managers and analysts from Montpelier Capital Advisors, Ltd. led by Chris Harris and David Sinnott. Mr. Harris, an executive vice president, joined the Subadviser in 2007. He joined Montpelier Re Holdings, Ltd. in 2002 as Chief Actuary and currently serves as Chief Underwriting and Risk Officer. Mr. Sinnott, an executive vice president, joined the Subadviser in 2007. He joined Montpelier Re Holdings, Ltd. in 2002 as Chief Reinsurance Officer.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of common shares in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year the Fund does not qualify as a regulated investment company, it will be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The Fund will be subject to a nondeductible 4% federal excise tax under the Code on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the Fund's distributions will be sufficient to avoid this tax entirely.

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the APS at any time in the future, the Fund intends to take the position that under present law the APS will constitute stock of the Fund and distributions with respect to the APS (other than distributions in redemption of the APS that are treated as exchanges under Section 302(b) of the
Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the APS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the APS constitute debt of the Trust. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the Fund to holders of APS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Trust, would be included in full in the income of the recipient and would be taxed as ordinary income.

In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Since the Fund's income is derived primarily from interest, dividends of the Fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

The treatment of event-linked bonds for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such bond. The Fund expects that it will generally treat the event-linked bonds in which it invests as equity of the issuer for U.S. federal income tax purposes, whether that treatment is mandated by the terms of the applicable bond indentures or otherwise, although this determination will necessarily be made on an investment by investment basis. It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the event-linked bonds or challenge the treatment adopted by the Fund for one or more of its event-linked bond investments. A change in the treatment of the Fund's event-linked bond investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the Fund's income from the event-linked bonds. This, in turn, could affect whether the Fund has satisfied the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax.

An event-linked bond that is treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a passive foreign investment company (a "PFIC") or a controlled foreign corporation (a "CFC"). Generally, a foreign corporation is treated as a PFIC if it receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or it holds at least 50% of its assets in investments producing such passive income. In cases in which the Fund treats an event-linked bond as an equity interest in a PFIC, the Fund generally expects to make a "mark to market" election, which would require the Fund to recognize income or (subject to certain limitations) loss annually based on the difference between the fair market value of the event-linked bond at the end of the year and the Fund's adjusted basis in the event-linked bond. Because the mark to market election can result in recognition of income without the concurrent receipt of cash, the Fund may have to sell portfolio securities, thereby possibly resulting in the recognition of additional income or gain, to satisfy the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax. If the Fund were not able to meet such distribution requirements, the Fund would run the risk of losing its qualification as a regulated investment company.

If the Fund does not make a mark to market election with respect to an event-linked bond that is treated as an equity interest in a PFIC, or an alternative election (if available) that could also require the Fund to recognize income without the concurrent receipt of cash, the Fund would be subject to U.S. federal income tax on payments on the bond to the extent they constitute "excess distributions" from the PFIC and on gain from the sale or retirement of the bond, even if all such income or gain is timely distributed by the Fund to its shareholders. Any such income or gain would be allocated pro rata over the Fund's entire holding period for the bond, with the portion of the income or gain allocated to any prior taxable year being subject to tax at the highest marginal corporate income tax rate in effect for such prior taxable year. In addition, an interest charge would be imposed on the Fund with respect to taxes deemed to be deferred. The Fund would not be able to pass through to its shareholders any credit or deduction for such taxes or the interest charge.

If U.S. shareholders (including the Fund) collectively are treated as owning more than 25% of the equity of an issuer of an event-linked bond, the issuer may be treated as a CFC. In such event, if the Fund were considered to own a 10% or greater equity interest in the CFC as a result of its ownership of the issuer's event-linked bonds, the Fund would generally be required to include in income annually its pro rata share of certain or all of the CFC's earnings and profits, whether or not those earnings and profits are distributed as payments on the event-linked bonds or otherwise. As a result, the Fund could be subject to the distribution requirements discussed above with respect to such income without the concurrent receipt of cash.

The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including tax-exempt interest, net capital gain, and other income subject to federal income tax. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both Common Shares and APS are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class's proportionate share of such income. The Fund will designate dividends qualifying for the dividends-received deduction (if any), dividends that constitute "qualified dividend income" (if any), capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of Common Shares and APS in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Sales, redemptions, and other dispositions of APS generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares (including a redemption of APS) is properly treated as a sale or exchange for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if APS are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the APS sold. Such gain or loss generally will be treated as long-term gain or loss if the APS were held for more than one year and otherwise generally will be treated as short-term gain or loss. Even if a redemption of APS is treated as a sale or exchange, any declared but unpaid dividends distributed to shareholders in connection with the redeemed shares will be taxable to shareholders as dividends as described above.

If, in connection with the selection of a Long-Term Dividend Period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the Long-Term Dividend Period the Fund is more likely than not to redeem the APS during the Premium Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holders of APS will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in the Fund (including those acquired pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

The Fund's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the Fund's distributions from net capital gain designated as capital gain dividends will qualify for this deduction.

The Fund is required in certain circumstances to backup withhold at the rate of 28% on reportable payments, including dividends, capital gain distributions, and proceeds of sales or other dispositions of the APS made to certain holders of the APS who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

NET ASSET VALUE

The Fund calculates a net asset value for its Common Shares every day the American Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a Common Share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding APS is divided by the total number of Common Shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's and the Monday edition of The Wall Street Journal.

The Fund uses an independent pricing service to value most event-linked bonds and floating rate loans at their market value. If market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value, the Fund may value event-linked bonds and floating rate loans at fair value pursuant to procedures adopted by the Board of Trustees. An event-linked bond or floating rate loan that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The Fund may, with the approval of the Board of Trustees, implement new fair value pricing methodologies of event-linked bonds and floating rate loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for event-linked bonds and floating rate loans. In determining the fair value of an event-linked bond or floating rate loan, the Fund will consider relevant factors, data, and information, such as:
(i) the characteristics of and fundamental analytical data relating to the security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate, the terms and conditions of the "trigger event" or floating rate loan, and any related agreements, and particularly with respect to floating rate loans, the position of the floating rate loan in the borrower's debt structure; (ii) with respect to floating rate loans, the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the insurer of an event-linked bond or underlying borrower of a floating rate loan, as the case may be, based on an evaluation of its financial condition, financial statements and information about the insurer or borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the event-linked bond or floating rate loan, including price quotations for and trading in the floating rate loan, the market environment and investor attitudes and interests in similar event-linked bonds and floating rate loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the floating rate loan; and (vi) general economic and market conditions affecting the fair value of the event-linked bond or floating rate loan.

With respect to securities other than event-linked bonds and floating rate loans, the Fund generally values securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations of assets other than event-linked bonds and floating rate securities are not available or are considered by the Fund to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the Fund determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its Common Shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating their fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest. This is a method, approved by the Board of Trustees, of determining such repurchase agreement's fair value.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

The Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

     - a merger or consolidation or statutory share exchange of the Fund with any other corporations;

     - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     -    a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund's shares is required. Following any issuance of preferred shares by the Fund, including the APS, it is anticipated that the approval, adoption or authorization of the foregoing also will require the favorable vote of a majority of the Fund's preferred shares then entitled to be voted, voting as a separate class.

Conversion of the Fund to an open-end investment company would require an amendment to the Fund's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All such redemptions are made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Shares would no longer be listed on the American Stock Exchange.

Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the leverage and the purchase of illiquid securities. Conversion to an open-end investment company also would require redemption of preferred shares, including the APS.

The Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

     - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

     - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

The Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares. The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

UNDERWRITING

The underwriters named below (the "Underwriters"), acting through [_____], as their representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the underwriting agreement (the "Underwriting Agreement") with the Fund, the Adviser and the Subadviser, to purchase from the Fund the number of APS set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such APS if any are purchased.

UNDERWRITERS                                    NUMBER OF APS
--------------------------------------------------------------
                                                   [_____]
[_____].....................................
[_____].....................................       [_____]
[_____].....................................       [_____]
[_____].....................................       [_____]
         Total..............................       [_____]

The Underwriters have advised the Fund that they propose initially to offer the APS directly to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $[_____] per share. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $[_____] per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased in the initial public offering on or before [_____], 2007.

The Underwriters will act in Auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriters also may provide information to be used in determining the Reference Rate.

The Fund anticipates that the Representatives may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers and dealers while they are principal underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities including liabilities under the 1933 Act.

UBS Securities LLC provides shareholder services to the Fund pursuant to a shareholder servicing agreement with the Adviser.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, REGISTRAR, DIVIDEND DISBURSING AGENT AND SHAREHOLDER SERVICING AGENT

Pioneer Investment Management, Inc. will serve as the Fund's administrator. Pioneer Investment Management, Inc. has appointed Princeton Administrators, LLC as a sub-administrator to the Fund. Princeton Administrators, LLC is an affiliate of Merrill Lynch, one of the underwriters of the offering of common shares of the Fund. Princeton Administrators, LLC will provide certain administrative and clerical services, including calculating the Fund's net asset value, calculating and monitoring the Fund's expenses, maintaining certain records, and coordinating certain regulatory filings, for a fee equal to 0.07% of the Fund's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million. The Adviser, and not the Fund, is responsible for paying this fee to Princeton Administrators, LLC.

The Fund's securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co. Pioneer Investment Management Shareholder Services, Inc. is the Fund's transfer agent, registrar and dividend disbursing agent for the Fund's shares. American Stock Transfer & Trust Company will serve as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent.

UBS Securities LLC will serve as the Fund's shareholder servicing agent. The Adviser (and not the Fund) has agreed to pay from its own assets to UBS Securities LLC a shareholder servicing fee at an annual rate of 0.10% of the average daily managed assets of the Fund pursuant to a shareholder servicing agreement between the Adviser and UBS Securities LLC (the "Shareholder Servicing Agreement"). The sum of the payments payable to UBS Securities LLC under the Shareholder Servicing Agreement will not exceed 4.346% of the aggregate initial offering price of the common shares offered hereby. Pursuant to the Shareholder Servicing Agreement, UBS Securities LLC will: (i) at the request of and as specified by the Adviser, undertake to make available public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including arranging periodic seminars or conference calls, responding to questions from current or prospective shareholders and specific shareholder contact where appropriate);
(ii) at the request of and as specified by the Adviser, make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund (provided that services shall not include customary market research information provided by UBS Securities LLC or its registered broker-dealer affiliates in the ordinary course of their business), if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Adviser, provide certain economic research and statistical information and reports, if reasonably obtainable, to the Adviser or the Fund, and consult with representatives of the Adviser and/or Trustees of the Fund in connection therewith, which information and reports shall include (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of the Adviser, provide information to and consult with the Adviser and/or the Board of Trustees of the Fund with respect to applicable strategies designed to address market value discounts, which may include share repurchases, tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; including providing information concerning the use and impact of the above strategic alternatives by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to furnish any advice or make any recommendations regarding the purchase or sale of portfolio securities, or to render any opinions, valuations or recommendations of any kind or to perform any such similar services in connection with providing the services described in (i)-(iv) above. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to the Adviser or the Fund for any act or omission in the course of its performance under the Shareholder Servicing Agreement in the absence of its gross negligence or willful misconduct. The Shareholder Servicing Agreement will remain in effect so long as the Advisory Agreement remains in effect between the Trust and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act.

VALIDITY OF APS

Certain legal matters in connection with the APS offered hereby have been passed upon for the Fund by Wilmer Cutler Pickering Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the Underwriters by [______], New York, New York. [______] may rely as to certain matters of Delaware law on the opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                                           PAGE
                                                                                                           ----
Investment Objectives and Policies.......................................................................  [__]
Investment Restrictions..................................................................................  [__]
Management of the Fund...................................................................................  [__]
Additional Information Concerning the Auctions for the APS...............................................  [__]
Rating Agency Guidelines.................................................................................  [__]
Portfolio Transactions...................................................................................  [__]
Federal Income Tax Matters...............................................................................  [__]
Independent Registered Public Accounting Firm............................................................  [__]
Additional Information...................................................................................  [__]
Financial Statements and Report of Independent Registered Public Accounting Firm.........................  [__]
Appendix A -- Description of Ratings.....................................................................   A-l
Appendix B -- Proxy Voting Policies and Procedures.......................................................   B-l
Appendix C -- Statement of Preferences of Auction Preferred Shares (including Auction Procedures) .......   C-1
Appendix D -- Settlement Procedures......................................................................   D-1

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Fund's privacy policies, please visit http://www.pioneerinvestments.com.

                                                                       EXHIBIT A

                         ------------------------------

                               Auction Procedures

                                    Exhibit A

                             Dated ___________, 2007

                          ----------------------------

                                TABLE OF CONTENTS

                                                                                                PAGE
ARTICLE I            Definitions..........................................................         1

ARTICLE II           Auction Procedures...................................................         5

     Section 2.01.   Orders by Beneficial Owners and Potential Beneficial Owners..........         5

     Section 2.02.   Submission of Orders by Broker-Dealers to Auction Agent..............         7

     Section 2.03.   Treatment of Orders by the Auction Agent.............................         9

     Section 2.04.   Determination of Auction Period Rate.................................        10

     Section 2.05.   Allocation of APS....................................................        11

     Section 2.06.   Notice of Auction Period Rate........................................        13

     Section 2.07.   Index................................................................        13

     Section 2.08.   Miscellaneous Provisions Regarding Auctions..........................        14

     Section 2.09.   Changes in Auction Period or Auction Date............................        14

     Both the Definitions in Article I and the Auction Procedures in Article II are subject to modification or amendment pursuant to Schedule I. In the event of any conflict between Article I or Article II and Schedule I, Schedule I shall prevail. The Auction Procedures relate to Series A and Series B Auction Preferred Shares of the Fund (collectively the "APS"). Any reference herein to "Series" such as "a Series of APS" or "APS of a Series" shall not apply if there is only one Series of APS.

                                   ARTICLE I

                                  DEFINITIONS

     In addition to the words and terms otherwise defined in the Authorizing Document, the following words and terms as used in this Appendix A (hereinafter "this Appendix") and elsewhere in the Authorizing Document have the following meanings with respect to APS unless the context or use indicates another or different meaning or intent or the definition has been changed, modified or expanded in Schedule I:

     "AGENT MEMBER" means a member of, or participant in, the Securities Depository who shall act on behalf of a Bidder.

     "ALL HOLD RATE" has the meaning set forth in Schedule I.

     "APS" has the meaning set forth in Schedule I.

     "AUCTION" means each periodic implementation of the Auction Procedures.

     "AUCTION AGENT" means the Person appointed as Auction Agent in accordance with the Auction Agreement. The Auction Agent shall initially be the party named in Schedule I.

     "AUCTION AGREEMENT" means an agreement between the Auction Agent and the Trustee pursuant to which the Auction Agent agrees to follow the procedures specified in this Appendix with respect to the APS while such APS pay dividends at the Auction Period Rate, as such agreement may from time to time be amended or supplemented.

     "AUCTION DATE" means with respect to any Series of APS:

     (a) Seven-Day Auction Period. If the APS are in a seven-day Auction Period, the Business Day preceding such seven-day Auction Period;

     (b) Special Dividend Period. If the APS are in a Special Dividend Period, the last Business Day of the Special Dividend Period.

     (c) Other Auction Periods. If the APS are in any other Auction Period, the Business Day next preceding each Dividend Payment Date for such APS (whether or not an Auction shall be conducted on such date).

     The first Auction Date for each Series of APS is set forth in Schedule I.

     "AUCTION DESK" means the business unit of a Broker-Dealer that fulfills the responsibilities of the Broker-Dealer under a Broker-Dealer Agreement, including soliciting Bids for the APS, and units of the Broker-Dealer which are not separated from such business unit by information controls appropriate to control, limit and monitor the inappropriate dissemination and use of information about Bids.

     "AUCTION PERIOD" means with respect to each Series of APS:

     (a) Special Dividend Period. A Special Dividend Period; and

     (b) Seven day Auction Period. With respect to a Series of APS in a seven-day Auction Period, if Auctions generally are conducted on the day of the week specified in column A of the table below, a period of generally seven days beginning on the day of the week specified in column B of the table below (or the day following the last day of the prior Auction Period if the prior Auction Period does not end on the day of the week specified in column C of the table below) and ending on the day of the week specified in column C of the table below in the next succeeding week (unless such day is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business
Day):

        (A)                        (B)                             (C)
 When Auctions Occur       Auction Period Generally        Auction Period Generally
    on this day                Begins this day                  Ends this day
--------------------       ------------------------        ------------------------
Friday                     Monday                          Sunday
Monday                     Tuesday                         Monday
Tuesday                    Wednesday                       Tuesday
Wednesday                  Thursday                        Wednesday
Thursday                   Friday                          Thursday

     Notwithstanding the foregoing, if an Auction is for an Auction Period of more than seven days and the Auction Rate on such Auction Date is the Maximum Applicable Rate as the result of a lack of Sufficient Clearing Bids, the Auction Period shall automatically convert to a seven-day Auction Period. On the following Auction Date, the Auction shall be conducted for an Auction Period of the same length as the Auction Period prior to such automatic conversion. If such Auction is successful, the Auction Period shall revert to the length prior to the automatic conversion, and, if such Auction is not successful, the Auction Period shall be another seven-day period.

     "AUCTION PERIOD RATE" means the Auction Rate or any other dividend rate to be borne by the APS during each Auction Period determined in accordance with
Section 2.04 of this Appendix; provided, however, in no event may the Auction Period Rate exceed the Maximum Applicable Rate.

     "AUCTION PROCEDURES" means the procedures for conducting Auctions for APS as set forth in this Appendix.

     "AUCTION RATE" means for each Series of APS for each Auction Period, (i) if Sufficient Clearing Bids exist, the Winning Bid Rate, provided, however, if all of the APS are the subject of Submitted Hold Orders, the All Hold Rate for such Series of APS and (ii) if Sufficient Clearing Bids do not exist, the Maximum Applicable Rate for such Series of APS.

     "AUTHORIZED DENOMINATIONS" means $25,000, or such other amount specified in
Schedule I.

     "AUTHORIZING DOCUMENT" has the meaning set forth in Schedule I.

     "AVAILABLE APS" means, for each Series of APS on each Auction Date, the number of APS that are not the subject of Submitted Hold Orders.

     "BENEFICIAL OWNER" means a Person who is the beneficial owner of APS; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Beneficial Owner.

     "BID" has the meaning specified in subsection (a) of Section 2.01 of this Appendix.

     "BIDDER" means each Beneficial Owner and Potential Beneficial Owner who places an Order.

     "BROKER-DEALEr" means any entity that is permitted by law to perform the function required of a Broker-Dealer described in this Appendix, that is a member of, or a direct participant in, the Securities

Depository, that has been selected by the Corporation and that is a party to a Broker-Dealer Agreement with the Auction Agent and the Corporation. The "Broker-Dealer of record" with respect to any APS is the Broker-Dealer which placed the Order for such APS or whom the Beneficial Owner of such APS has designated as its Broker-Dealer with respect to such APS, in each case as reflected in the records of the Auction Agent.

     "BROKER-DEALER AGREEMENT" means an agreement among the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures described in this Appendix, as such agreement may from to time be amended or supplemented.

     "BROKER-DEALER DEADLINE" means, with respect to an Order, the internal deadline established by the Broker-Dealer through which the Order was placed after which it will not accept Orders or any change in any Order previously placed with such Broker-Dealer; provided, however, that nothing shall prevent the Broker-Dealer from correcting Clerical Errors by the Broker-Dealer with respect to Orders from Bidders after the Broker-Dealer Deadline pursuant to the provisions herein. Any Broker-Dealer may change the time or times of its Broker-Dealer Deadline as it relates to such Broker-Dealer by giving notice not less than two Business Days prior to the date such change is to take effect to Bidders who place Orders through such Broker-Dealer.

     "BUSINESS DAY" in addition to any other definition of "Business Day" included in the Authorizing Document, while APS pay dividends at the Auction Period Rate, the term Business Day shall not include Saturdays, Sundays, days on which the New York Stock Exchange or its successor is not open for business, days on which the Federal Reserve Bank of New York is not open for business, days on which banking institutions or trust companies located in the state in which the operations of the Auction Agent are conducted are authorized or required to be closed by law, regulation or executive order of the state in which the Auction Agent conducts operations with respect to the APS.

     "CLERICAL ERROR" means a clerical error in the processing of an Order, and includes, but is not limited to, the following: (i) a transmission error, including but not limited to, an Order sent to the wrong address or number, failure to transmit certain pages or an illegible transmission, (ii) failure to transmit an Order received from one or more Beneficial Owners or Potential Beneficial Owners (including Orders from the Broker-Dealer which were not originated by the Auction Desk) prior to the Broker-Dealer Deadline or generated by the Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline or (iii) a typographical error. Determining whether an error is a "Clerical Error" is within the reasonable judgment of the Broker-Dealer, provided that the Broker-Dealer has a record of the correct Order that shows it was so received or so generated prior to the Broker-Dealer Deadline or the Submission Deadline, as applicable.

     "DIVIDEND PAYMENT DATE" with respect to any APS, means, notwithstanding anything else in the Authorizing Document to the contrary, the first Dividend Payment Date for such Series of APS as set forth in Schedule I and thereafter (unless changed by Schedule I) (a) when used with respect to any seven-day Auction Period, the Business Day immediately following such Auction Period or
(b) when used with respect to a Special Dividend Period of (i) seven or more but fewer than 364 days, the Business Day immediately following such Special Dividend Period, or (ii) 364 or more days, each semiannual date on which dividends on the APS would be payable and on the Business Day immediately following such Special Dividend Period.

     "ELECTRONIC MEANS" means, facsimile transmission, email transmission or other similar electronic means of communication providing evidence of transmission, including a telephone communication confirmed by any other method set forth in this definition.

     "ERROR CORRECTION DEADLINE" means one hour after the Auction Agent completes the dissemination of the results of the Auction to Broker-Dealers without regard to the time of receipt of such results by any Broker-Dealer; provided, however, in no event shall the Error Correction Deadline extend past 4:00 p.m., New York City time, unless the Auction Agent experiences technological failure or force majeure in disseminating the Auction results which causes a delay in dissemination past 3:00 p.m., New York City time.

     "HOLD ORDER" means an Order to hold the APS as provided in Section 2.01(a) of this Appendix or such an Order deemed to have been submitted as provided in Sections 2.01(c), 2.03(g) or 2.05(b)(iv) of this Appendix.

     "INDEX" has the meaning set forth in Schedule I.

     "INITIAL PERIOD" has the meaning set forth in Schedule I.

     "ISSUER" has the meaning set forth in Schedule I.

     "MAXIMUM APPLICABLE RATE" has the meaning set forth in Schedule I.

     "ORDER" means a Hold Order, Bid or Sell Order.

     "POTENTIAL BENEFICIAL OWNER" means any Person, including any Beneficial Owner, who may be interested in acquiring a beneficial interest in the APS in addition to the APS currently owned by such Person, if any; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Beneficial Owner.

     "RECORD DATE" means, notwithstanding anything else in the Authorizing Document, while the APS pay dividends at the Auction Period Rate, the Business Day immediately preceding a Dividend Payment Date.

     "SCHEDULE I" means Schedule I to this Appendix.

     "SECURITIES DEPOSITORY" means, notwithstanding anything else in the Authorizing Document to the contrary, The Depository Trust Company and its successors and assigns or any other securities depository selected by the Issuer.

     "SELL ORDER" has the meaning specified in subsection (a) of Section 2.01 of this Appendix.

     "SPECIAL DIVIDEND PERIOD" means with respect to a Series of APS:

     (a) any period of 364 days or less which is divisible by seven and which begins on a Dividend Payment Date and ends (i) in the case of a Series of APS with Auctions generally conducted on Fridays, on a Sunday unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (ii) in the case of a Series of APS with Auctions generally conducted on Mondays, on a Monday unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (iii) in the case of a Series of APS with Auctions generally conducted on Tuesdays, on a Tuesday unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (iv) in the case of a Series of APS with Auctions generally conducted on Wednesdays, on a Wednesday unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, and (v) in the case of a Series of APS with Auctions generally conducted on Thursdays, on a Thursday unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day ("Short-Term Dividend Period") or

     (b) any period which is longer than 364 days which begins on a Dividend Payment Date and ends not later than five years after such Dividend Payment Date ("Long-Term Dividend Period").

     "SUBMISSION DEADLINE" means, unless changed by Schedule I, 1:00 p.m., New York City time, on each Auction Date or such other time on such date as shall be specified from time to time by the Auction Agent if directed in writing by the Trustee or the Corporation pursuant to the Auction Agreement as the time by which Broker-Dealers are required to submit Orders to the Auction Agent. Notwithstanding the foregoing, the Auction Agent will follow the Securities Industry and Financial Markets Association's Early Market Close Recommendations for shortened trading days for the bond markets (the "SIFMA Recommendation") unless the Auction Agent is instructed otherwise in writing by the Fund. In the event of a SIFMA Recommendation with respect to an Auction Date, the Submission Deadline will be 11:30 a.m., instead of 1:00 p.m., New York City time.

     "SUBMITTED BID" has the meaning specified in subsection (b) of Section 2.04 of this Appendix.

     "SUBMITTED HOLD ORDER" has the meaning specified in subsection (b) of
Section 2.04 of this Appendix.

     "SUBMITTED ORDER" has the meaning specified in subsection (b) of Section
2.04 of this Appendix.

     "SUBMITTED SELL ORDER" has the meaning specified in subsection (b) of
Section 2.04 of this Appendix.

     "SUFFICIENT CLEARING BIDS" means for each Series of APS, an Auction for which the number of APS that are the subject of Submitted Bids by Potential Beneficial Owners specifying one or more rates not higher than the Maximum Applicable Rate is not less than the number of APS that are the subject of Submitted Sell Orders and of Submitted Bids by Beneficial Owners specifying rates higher than the Maximum Applicable Rate.

     "WINNING BID RATE" means for each Series of APS, the lowest rate specified in any Submitted Bid of such Series which if calculated by the Auction Agent as the Auction Rate would cause the number of APS that are the subject of Submitted Bids specifying a rate not greater than such rate to be not less than the number of Available APS of such series.

                                   ARTICLE II

                               AUCTION PROCEDURES

     Section 2.01. Orders by Beneficial Owners and Potential Beneficial Owners.
(a) Prior to the Broker-Dealer Deadline for each Series of APS on each Auction
Date:

          (i) each Beneficial Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, one or more Orders as to:

              (A) the number of APS, if any, held by such Beneficial Owner which such Beneficial Owner commits to continue to hold for the next succeeding Auction Period without regard to the Auction Rate for such Auction Period,

              (B) the number of APS, if any, held by such Beneficial Owner which such Beneficial Owner commits to continue to hold for the next succeeding Auction Period if the Auction Rate for the next succeeding Auction Period is not less than the rate per annum specified in such Order (and if the Auction Rate is less than such specified rate, the effect of the Order shall be as set forth in paragraph (b)(i)(A) of this Section), and/or

              (C) the number of APS, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell on the first Business Day of the next succeeding Auction Period without regard to the Auction Rate for the next succeeding Auction Period; and

          (ii) each Potential Beneficial Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, an Order as to the number of APS, which each such Potential Beneficial Owner offers to purchase if the Auction Rate for the next succeeding Auction Period is not less than the rate per annum then specified by such Potential Beneficial Owner.

     For the purposes of the Auction Procedures an Order containing the information referred to in clause (i)(A) above is referred to as a "Hold Order," an Order containing the information referred to in clause (i)(B) or (ii) above is referred to as a "Bid," and an Order containing the information referred to in clause (i)(C) above is referred to as a "Sell Order."

     No Auction Desk of a Broker-Dealer shall accept as an Order a submission (whether received from a Beneficial Owner or a Potential Beneficial Owner or generated by the Broker-Dealer for its own account) which does not conform to the requirements of the Auction Procedures, specify a rate which contains more than three figures to the right of the decimal point or specify an amount greater than the amount of Outstanding APS. No Auction Desk of a Broker-Dealer shall accept a Bid or Sell Order which is conditioned on being filled in whole or a Bid which does not specify a specific dividend rate.

          (b) (i) A Bid by a Beneficial Owner shall constitute an offer to sell on the first Business Day of the next succeeding Auction Period:

              (A) the principal amount of APS specified in such Bid if the Auction Rate for the next succeeding Auction Period shall be less than the rate specified in such Bid; or

              (B) such principal amount or a lesser principal amount of APS to be determined as described in subsection (a)(v) of Section 2.05 hereof if the Auction Rate for the next succeeding Auction Period shall be equal to such specified rate; or

              (C) a lesser principal amount of APS to be determined as described in subsection (b)(iv) of Section 2.05 hereof if such specified rate shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

          (ii) A Sell Order by a Beneficial Owner shall constitute an offer to sell:

              (A) the principal amount of APS specified in such Sell Order; or

              (B) such principal amount or a lesser principal amount of APS as described in subsection (b)(iv) of Section 2.05 hereof if Sufficient Clearing Bids do not exist.

          (iii) A Bid by a Potential Beneficial Owner shall constitute an offer to purchase:

              (A) the principal amount of APS specified in such Bid if the Auction Rate for the next succeeding Auction Period shall be higher than the rate specified therein; or

              (B) such principal amount or a lesser principal amount of APS as described in subsection (a)(vi) of Section 2.05 hereof if the Auction Rate for the next succeeding Auction Period shall be equal to such specified rate.

          (c) Anything herein to the contrary notwithstanding:

          (i) If an Order or Orders covering all of the APS of a particular Series held by a Beneficial Owner is not submitted to the Broker-Dealer of record for such Beneficial Owner prior to the Broker-Dealer Deadline, such Broker-Dealer shall deem a Hold Order to have been submitted on behalf of such Beneficial Owner covering the principal amount of APS held by such Beneficial Owner and not subject to Orders submitted to such Broker-Dealer; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted to such Broker-Dealer prior to the Broker-Dealer Deadline covering the aggregate principal amount of APS of a particular Series to be converted held by such Beneficial Owner, such Broker-Dealer shall deem a Sell Order to have been submitted on behalf of such Beneficial Owner covering the principal amount of APS to be converted held by such Beneficial Owner not subject to Orders submitted to such Broker-Dealer.

          (ii) for purposes of any Auction, any Order by any Beneficial Owner or Potential Beneficial Owner shall be revocable until the Broker-Dealer Deadline, and after the Broker-Dealer Deadline, all such Orders shall be irrevocable, except as provided in Sections 2.02(e)(ii) and 2.02(f); and

          (iii) for purposes of any Auction, any APS sold or purchased pursuant to subsection (b)(i), (ii) or (iii) above shall be sold or purchased at a price equal to 100% of the principal amount thereof.

     Section 2.02. Submission of Orders by Broker-Dealers to Auction Agent.

          (a) Each Broker-Dealer shall submit to the Auction Agent in writing, or by such Electronic Means as shall be reasonably acceptable to the Auction Agent, prior to the Submission Deadline on each Auction Date for APS of a Series, all Orders with respect to APS of such Series accepted by such Broker-Dealer in accordance with Section 2.01 above and specifying with respect to each Order or aggregation of Orders pursuant to Section 2.02(b) below:

          (i) the name of the Broker-Dealer;

          (ii) the number of Bidders placing Orders, if requested by the Auction Agent;

          (iii) the aggregate number of APS of such Series, if any, that are the subject of such Order;

          (iv) to the extent that such Bidder is a Beneficial Owner:

               (A) the number of APS of such Series, if any, subject to any Hold Order placed by such Beneficial Owner;

               (B) the number of APS of such Series, if any, subject to any Bid placed by such Beneficial Owner and the rate specified in such Bid; and

               (C) the number of APS of such Series, if any, subject to any Sell Order placed by such Beneficial Owner; and

          (v) to the extent such Bidder is a Potential Beneficial Owner, the rate specified in such Bid.

          (b) If more than one Bid is submitted to a Broker-Dealer on behalf of any single Potential Beneficial Owner, the Broker-Dealer shall aggregate each Bid on behalf of such Potential Beneficial Owner submitted with the same rate and consider such Bids as a single Bid and shall consider each Bid submitted with a different rate a separate Bid with the rate and the number of APS specified therein.

     A Broker-Dealer may aggregate the Orders of different Potential Beneficial Owners with those of other Potential Beneficial Owners on whose behalf the Broker-Dealer is submitting Orders and may aggregate the Orders of different Beneficial Owners with other Beneficial Owners on whose behalf the Broker-Dealer is submitting Orders; provided, however, Bids may only be aggregated if the dividend rates on the Bids are the same.

          (c) Neither the Issuer nor the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Beneficial Owner or Potential Beneficial Owner.

          (d) Nothing contained herein shall preclude a Broker-Dealer from placing an Order for some or all of the APS for its own account.

          (e) Until the Submission Deadline, a Broker-Dealer may withdraw or modify any Order previously submitted to the Auction Agent (i) for any reason if the Order was generated by the Auction Desk of the Broker-Dealer for the account of the Broker-Dealer or (ii) to correct a Clerical Error on the part of the Broker-Dealer in the case of any other Order, including Orders from the Broker-Dealer which were not originated by the Auction Desk.

          (f) After the Submission Deadline and prior to the Error Correction Deadline, a Broker-Dealer may:

          (i) submit to the Auction Agent an Order received from a Beneficial Owner, Potential Beneficial Owner or a Broker-Dealer which is not an Order originated by the Auction Desk, in each case prior to the Broker-Dealer Deadline, or an Order generated by the Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline (provided that in each case the Broker-Dealer has a record of such Order and the time when such Order was received or generated) and not submitted to the Auction Agent prior to the Submission Deadline as a result of (A) an event of force majeure or a technological failure which made delivery prior to the Submission Deadline impossible or, under the conditions then prevailing, impracticable or (B) a Clerical Error on the part of the Broker-Dealer; or

          (ii) modify or withdraw an Order received from a Beneficial Owner or Potential Beneficial Owner or generated by the Broker-Dealer (whether generated by the Broker-Dealer's Auction Desk or elsewhere within the Broker-Dealer) for its own account and submitted to the Auction Agent prior to the Submission Deadline or pursuant to clause (i) above, if the Broker-Dealer determines that such Order contained a Clerical Error on the part of the Broker-Dealer.

          In the event a Broker-Dealer makes a submission, modification or withdrawal pursuant to this Section 2.02(f) and the Auction Agent has already run the Auction, the Auction Agent shall rerun the Auction, taking into account such submission, modification or withdrawal. Each submission, modification or withdrawal of an Order submitted pursuant to this Section 2.02(f) by a Broker-Dealer after the Submission Deadline and prior to the Error Correction Deadline shall constitute a representation by the Broker-Dealer that (A) in the case of a newly submitted Order or portion thereof or revised Order, the failure to submit such Order prior to the Submission Deadline resulted from an event described in clause (i) above and such Order was received from a Beneficial Owner or Potential Beneficial Owner or is an Order received from the Broker-Dealer that was not originated by the Auction Desk, in each case, prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline or (B) in the case of a modified or withdrawn Order, such Order was received from a Beneficial Owner, a Potential Beneficial Owner or the Broker-Dealer which was not originated by the Auction Desk prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline and such Order as submitted to the Auction Agent contained a Clerical Error on the part of the Broker-Dealer and that such Order has been modified or withdrawn solely to effect a correction of such Clerical Error, and in the case of either (A) or (B), as applicable, the Broker-Dealer has a record of such Order and the time when such Order was received or generated. The Auction Agent shall be entitled to rely conclusively (and shall have no liability for relying) on such representation for any and all purposes of the Auction Procedures.

          (g) If after the Auction Agent announces the results of an Auction, a Broker-Dealer becomes aware that an error was made by the Auction Agent, the Broker-Dealer shall communicate such awareness to the Auction Agent prior to 5:00 p.m. New York City time on the Auction Date. If the Auction Agent determines there has been such an error (as a result of either a communication from a Broker-Dealer or its own discovery) prior to 3:00 p.m. New York City time on the first day of the Auction Period with respect to which such Auction was conducted, the Auction Agent shall correct the error and notify each Broker-Dealer that submitted Bids or held a position in APS in such Auction of the corrected results.

          (h) Nothing contained herein shall preclude the Auction Agent from:

          (i) advising a Broker-Dealer prior to the Submission Deadline that it has not received Sufficient Clearing Bids for the APS; provided, however, that if the Auction Agent so advises any Broker-Dealer, it shall so advise all Broker-Dealers; or

          (ii) verifying the Orders of a Broker-Dealer prior to or after the Submission Deadline; provided, however, that if the Auction Agent verifies the Orders of any Broker-Dealer, it shall verify the Orders of all Broker-Dealers requesting such verification.

     Section 2.03. Treatment of Orders by the Auction Agent. Anything herein to the contrary notwithstanding:

          (a) If the Auction Agent receives an Order which does not conform to the requirements of the Auction Procedures, the Auction Agent may contact the Broker-Dealer submitting such Order until one hour after the Submission Deadline and inform such Broker-Dealer that it may resubmit such Order so that it conforms to the requirements of the Auction Procedures. Upon being so informed, such Broker-Dealer may correct and resubmit to the Auction Agent any such Order that, solely as a result of a Clerical Error on the part of such Broker-Dealer, did not conform to the requirements of the Auction Procedures when previously submitted to the Auction Agent. Any such resubmission by a Broker-Dealer shall constitute a representation by such Broker-Dealer that the failure of such Order to have so conformed was solely as a result of a Clerical Error on the part of such Broker-Dealer. If the Auction Agent has not received a corrected conforming Order within one hour and fifteen minutes of the Submission Deadline, the Auction Agent shall, if and to the extent applicable, adjust or apply such Order, as the case may be, in conformity with the provisions of subsections (b),
(c) or (d) of this Section 2.03 and, if the Auction Agent is unable to so adjust or apply such Order, the Auction Agent shall reject such Order.

          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth of one percent (0.001%).

          (c) If one or more Orders covering in the aggregate more than the number of Outstanding APS of a particular Series are submitted by a Broker-Dealer to the Auction Agent, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders shall be considered Hold Orders, but only up to and including in the aggregate the number of APS of such Series for which such Broker-Dealer is the Broker-Dealer of record;

          (ii) (A) any Bid of a Broker-Dealer shall be considered valid as a Bid of a Beneficial Owner up to and including the excess of the number of APS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the number of APS of such Series subject to Hold Orders referred to in clause (i) above;

               (B) subject to clause (A) above, all Bids of a Broker-Dealer with the same rate shall be aggregated and considered a single Bid of a Beneficial Owner up to and including the excess of the number of APS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the number of APS of such Series for which such Broker-Dealer is the Broker-Dealer of record subject to Hold Orders referred to in clause (i) above;

               (C) subject to clause (A) above, if more than one Bid with different rates is submitted by a Broker-Dealer, such Bids shall be considered Bids of a Beneficial Owner in the ascending order of their respective rates up to the amount of the excess of the number of APS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the number of APS of such Series for which such Broker-Dealer is the Broker-Dealer of record subject to Hold Orders referred to in clause (i) above; and

               (D) the number of APS, if any, of such Series subject to Bids not considered to be Bids for which such Broker-Dealer is the Broker-Dealer of record under this clause (ii) shall be treated as the subject of a Bid by a Potential Beneficial Owner;

          (iii) all Sell Orders shall be considered Sell Orders, but only up to and including the number of APS of such Series equal to the excess of the number of APS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the sum of the number of APS of such Series considered to be subject to Hold Orders pursuant to clause (i) above and the number of APS of such

     Series considered to be subject to Bids for which such Broker-Dealer is the Broker-Dealer of record pursuant to clause (ii) above.

          (d) For purposes of any Auction, if an Auction Agent has been notified by the Issuer that any portion of an Order by a Broker-Dealer relates to APS which have been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction, the Order shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted.

          (e) For purposes of any Auction, no APS which the Auction Agent has been notified by the Issuer have been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction shall be included in the calculation of Available APS for such Auction.

          (f) If an Order or Orders covering all of the APS of a particular Series is not submitted by a Broker-Dealer of record prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Broker-Dealer covering the number of APS for which such Broker-Dealer is the Broker-Dealer of record and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted by such Broker-Dealer prior to the Submission Deadline covering the number of APS of a particular Series to be converted for which such Broker-Dealer is the Broker-Dealer of record, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Broker-Dealer covering the number of APS to be converted for which such Broker-Dealer is the Broker-Dealer of record not subject to Orders submitted by such Broker-Dealer.

     Section 2.04. Determination of Auction Period Rate. (a) If requested by the Issuer or a Broker-Dealer, not later than 10:30 a.m., New York City time (or such other time as may be agreed to by the Auction Agent and all Broker-Dealers), on each Auction Date for each Series of APS, the Auction Agent shall advise such Broker-Dealer (and thereafter confirm to the Issuer, if requested) of the All Hold Rate, the Index and, if the Maximum Applicable Rate is not a fixed dividend rate, the Maximum Applicable Rate. Such advice, and confirmation, shall be made by telephone or other Electronic Means acceptable to the Auction Agent.

          (b) Promptly after the Submission Deadline for each Series of APS on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, and collectively as a "Submitted Order") and shall determine (i) the Available APS, (ii) whether there are Sufficient Clearing Bids, and (iii) the Auction Rate.

          (c) In the event the Auction Agent shall fail to calculate or, for any reason, fails to provide the Auction Rate on the Auction Date, for any Auction Period (i) if the preceding Auction Period was a period of 35 days or less, (A) a new Auction Period shall be established for the same length of time as the preceding Auction Period, if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Auction Period Rate for the new Auction Period shall be the percentage of the Index set forth in Schedule I under "Determination of Auction Period Rate" if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction

Agent, or the Issuer, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the Auction Period Rate for the period as so extended shall be the same as the Auction Period Rate for the Auction Period prior to the extension, and (ii) if the preceding Auction Period was a period of greater than 35 days, (A) a new Auction Period shall be established for a period that ends on the seventh day following the day that was the last day of the preceding Auction Period, (or if such seventh day is not followed by a Business Day then to the next succeeding day which is followed by a Business Day) if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Auction Period Rate for the new Auction Period shall be the percentage of the Index set forth in Schedule I under "Determination of Auction Period Rate" if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Issuer, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the Auction Period Rate for the period as so extended shall be the same as the Auction Period Rate for the Auction Period prior to the extension. In the event a new Auction Period is established as set forth in clause (ii) (A) above, an Auction shall be held on the last Business Day of the new Auction Period to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the new Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no new Auction Period or Auction Periods subsequent to the last Auction Period for which a Winning Bid Rate had been determined. In the event an Auction Period is extended as set forth in clause
(i) (B) or (ii) (B) above, an Auction shall be held on the last Business Day of the Auction Period as so extended to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the extended Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no extension of the prior Auction Period.

          Notwithstanding the foregoing, neither new nor extended Auction Periods shall total more than 35 days in the aggregate. If at the end of the 35 days the Auction Agent fails to calculate or provide the Auction Rate, or there is not at the time a duly appointed and acting Auction Agent or Broker-Dealer, the Auction Period Rate shall be the Maximum Applicable Rate.

          (d) In the event of a failed conversion from an Auction Period to any other period or in the event of a failure to change the length of the current Auction Period due to the lack of Sufficient Clearing Bids at the Auction on the Auction Date for the first new Auction Period, the Auction Period Rate for the next Auction Period shall be the Maximum Applicable Rate and the Auction Period shall be a seven-day Auction Period.

          (e) If the APS are no longer maintained in book-entry-only form by the Securities Depository, then the Auctions shall cease and the Auction Period Rate shall be the Maximum Applicable Rate.

     Section 2.05. Allocation of APS.

          (a) In the event of Sufficient Clearing Bids for a Series of APS, subject to the further provisions of subsections (c) and (d) below, Submitted Orders for each Series of APS shall be accepted or rejected as follows in the following order of priority:

          (i) the Submitted Hold Order of each Beneficial Owner shall be accepted, thus requiring each such Beneficial Owner to continue to hold the APS that are the subject of such Submitted Hold Order;

          (ii) the Submitted Sell Order of each Beneficial Owner shall be accepted and the Submitted Bid of each Beneficial Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each such Beneficial Owner to sell the APS that are the subject of such Submitted Sell Order or Submitted Bid;

          (iii) the Submitted Bid of each Beneficial Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Beneficial Owner to continue to hold the APS that are the subject of such Submitted Bid;

          (iv) the Submitted Bid of each Potential Beneficial Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Beneficial Owner to purchase the APS that are the subject of such Submitted Bid;

          (v) the Submitted Bid of each Beneficial Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Beneficial Owner to continue to hold the APS that are the subject of such Submitted Bid, but only up to and including the number of APS obtained by multiplying (A) the aggregate number of Outstanding APS which are not the subject of Submitted Hold Orders described in clause (i) above or of Submitted Bids described in clauses (iii) or (iv) above by (B) a fraction the numerator of which shall be the number of Outstanding APS held by such Beneficial Owner subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Beneficial Owners that specified a rate equal to the Winning Bid Rate, and the remainder, if any, of such Submitted Bid shall be rejected, thus requiring each such Beneficial Owner to sell any excess amount of APS;

          (vi) the Submitted Bid of each Potential Beneficial Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Beneficial Owner to purchase the APS that are the subject of such Submitted Bid, but only in an amount equal to the number of APS obtained by multiplying (A) the aggregate number of Outstanding APS which are not the subject of Submitted Hold Orders described in clause (i) above or of Submitted Bids described in clauses
     (iii), (iv) or (v) above by (B) a fraction the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the sum of the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Beneficial Owners that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and

          (vii) the Submitted Bid of each Potential Beneficial Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected.

          (b) In the event there are not Sufficient Clearing Bids for a Series of APS, Submitted Orders for each Series of APS shall be accepted or rejected as follows in the following order of priority:

          (i) the Submitted Hold Order of each Beneficial Owner shall be accepted, thus requiring each such Beneficial Owner to continue to hold the APS that are the subject of such Submitted Hold Order;

          (ii) the Submitted Bid of each Beneficial Owner specifying any rate that is not higher than the Maximum Applicable Rate shall be accepted, thus requiring each such Beneficial Owner to continue to hold the APS that are the subject of such Submitted Bid;

          (iii) the Submitted Bid of each Potential Beneficial Owner specifying any rate that is not higher than the Maximum Applicable Rate shall be accepted, thus requiring each such Potential Beneficial Owner to purchase the APS that are the subject of such Submitted Bid;

          (iv) the Submitted Sell Orders of each Beneficial Owner shall be accepted as Submitted Sell Orders and the Submitted Bids of each Beneficial Owner specifying any rate that is higher than the Maximum Applicable Rate shall be deemed to be and shall be accepted as Submitted Sell Orders, in both cases only up to and including the number of APS obtained by multiplying (A) the aggregate number of APS subject to Submitted Bids described in clause (iii) of this subsection (b) by (B) a fraction the numerator of which shall be the number of Outstanding APS held by such Beneficial Owner subject to such Submitted Sell Order or such Submitted Bid deemed to be a Submitted Sell Order and the denominator of which shall be the number of Outstanding APS subject to all such Submitted Sell Orders and such Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such Beneficial Owner shall be required to continue to hold such excess amount of APS; and

          (v) the Submitted Bid of each Potential Beneficial Owner specifying any rate that is higher than the Maximum Applicable Rate shall be rejected.

     Section 2.06. Notice of Auction Period Rate. (a) On each Auction Date, the Auction Agent shall notify each Broker-Dealer that participated in the Auction held on such Auction Date by Electronic Means acceptable to the Auction Agent and the applicable Broker-Dealer of the following, with respect to each Series of APS for which an Auction was held on such Auction Date:

          (i) the Auction Period Rate determined on such Auction Date for the succeeding Auction Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Winning Bid Rate;

          (iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of a Beneficial Owner, whether such Bid or Sell Order was accepted or rejected and the number of APS, if any, to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer submitted a Bid on behalf of a Potential Beneficial Owner, whether such Bid was accepted or rejected and the number of APS, if any, to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of APS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different from the aggregate number of APS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of APS to be (A) purchased from one or more Beneficial Owners on whose behalf such other Broker-Dealers submitted Bids or Sell Orders or (B) sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer submitted Bids; and

          (vi) the immediately succeeding Auction Date.

          (b) On each Auction Date, with respect to each Series of APS for which an Auction was held on such Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall: (i) if requested by a Beneficial Owner or a Potential Beneficial Owner, advise such Beneficial Owner or Potential Beneficial Owner on whose behalf such Broker-Dealer submitted an Order as to (A) the Auction Period Rate determined on such Auction Date, (B) whether any Bid or Sell Order submitted on behalf of such Owner was accepted or rejected and (C) the immediately succeeding Auction Date;
(ii) instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of APS to be purchased pursuant to such Bid against receipt of such APS; and (iii) instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted or a Bid that was rejected in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of APS to be sold pursuant to such Bid or Sell Order against payment therefor.

          (c) The Auction Agent shall give notice of the Auction Rate to the Issuer by mutually acceptable Electronic Means and the Issuer shall promptly give notice of such Auction Rate to the Securities Depository.

     Section 2.07. Index.

          (a) If for any reason on any Auction Date the Index shall not be determined as provided in Schedule I, the Index shall be the Index for the Auction Period ending on such Auction Date.

          (b) The determination of the Index as provided in Schedule I and herein shall be conclusive and binding upon the Issuer, the Broker-Dealers, the Auction Agent, the Beneficial Owners and Potential Beneficial Owners of the APS.

     Section 2.08. Miscellaneous Provisions Regarding Auctions.

          (a) In this Appendix, each reference to the purchase, sale or holding of APS shall refer to beneficial interests in APS, unless the context clearly requires otherwise.

          (b) The provisions of the Authorizing Document and the definitions contained therein and described in this Appendix, including without limitation the definitions of All Hold Rate, Index, Dividend Payment Date, Maximum Applicable Rate, Auction Period Rate and Auction Rate, may be amended pursuant to the Authorizing Document by obtaining the consent of the owners of all affected Outstanding APS that pay dividends at the Auction Period Rate as follows. If on the first Auction Date occurring at least 20 days after the date on which the Auction Agent mailed notice of such proposed amendment to the registered owners of the affected Outstanding APS as required by the Authorizing Document, the Auction Period Rate which is determined on such date is the Winning Bid Rate or the All Hold Rate, the proposed amendment shall be deemed to have been consented to by the registered owners of all affected Outstanding APS paying dividends at an Auction Period Rate.

          (c) If the Securities Depository notifies the Issuer that it is unwilling or unable to continue as registered owner of the APS or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor to the Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, the Auctions shall cease and the Issuer shall execute and deliver certificates representing the APS. Such APS shall be registered in such names as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Issuer.

          So long as the ownership of the APS is maintained in book-entry form by the Securities Depository, a Beneficial Owner or a beneficial owner may sell, transfer or otherwise dispose of the APS only pursuant to a Bid or Sell Order in accordance with the Auction Procedures or to or through a Broker-Dealer, provided that (i) in the case of all transfers other than pursuant to Auctions, such Beneficial Owner or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (ii) a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such APS to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph if such Broker-Dealer remains the Beneficial Owner of the APS so sold, transferred or disposed of immediately after such sale, transfer or disposition.

          (d) The Auction Agent shall continue to implement the Auction Procedures notwithstanding the occurrence of an Event or Default under the Authorizing Documents.

     Section 2.09. Changes in Auction Period or Auction Date.

          (a) Changes in Auction Period.

          (i) The Issuer, may, from time to time on the Dividend Payment Date immediately following the end of any Auction Period, change the length of the Auction Period with respect to all of the APS of a Series among a Seven-Day Auction Period or a Special Dividend Period in order to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the dividend rate borne by such APS. The Issuer shall initiate the change in the length of the Auction Period by giving written notice to the Issuer, the Auction Agent, the Broker-Dealers and the Securities Depository that the Auction Period shall change if the conditions described herein are satisfied and the proposed effective date of the change, at least 10 Business Days prior to the Auction Date for such Auction Period.

          (ii) Any such changed Auction Period shall be for a period of seven-days or a Special Dividend Period and shall be for all of the APS of such Series.

          (iii) The change in length of the Auction Period shall take effect only if Sufficient Clearing Bids exist at the Auction on the Auction Date for such new Auction Period. For purposes of the Auction for such new Auction Period only, except to the extent any Beneficial Owner submits an Order with respect to such APS of any Series, each Beneficial Owner shall be deemed to have submitted Sell Orders with respect to all of its APS of such Series if the change is to a longer Auction Period and a Hold Order if the change is to a shorter Auction Period. If there are not Sufficient Clearing Bids for the first Auction Period, the Auction Rate for the new Auction Period shall be the Maximum Applicable Rate, and the Auction Period shall be a seven-day Auction Period.

          (b) Changes in Auction Date. The Auction Agent, at the direction of the Issuer, may specify an earlier or later Auction Date (but in no event more than five Business Days earlier or later) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the dividend rate borne by the APS. The Auction Agent shall provide notice of the Issuer's direction to specify an earlier Auction Date for an Auction Period by means of a written notice delivered at least 45 days prior to the proposed changed Auction Date to the Issuer and the Broker-Dealers with a copy to the Securities Depository. In the event the Auction Agent is instructed to specify an earlier or later Auction Date, the days of the week on which an Auction Period begins and ends, the day of the week on which a Special Dividend Period ends and the Dividend Payment Dates relating to such Special Dividend Period shall be adjusted accordingly.

          (c) Changes Resulting from Unscheduled Holidays. If, in the opinion of the Auction Agent and the Broker-Dealers, there is insufficient notice of an unscheduled holiday to allow the efficient implementation of the Auction Procedures set forth herein, the Auction Agent and the Broker-Dealers may, as they deem appropriate, set a different Auction Date and adjust any Dividend Payment Dates and Auction Periods affected by such unscheduled holiday. In the event there is not agreement among the Broker-Dealers, the Auction Agent shall set the different Auction Date and make such adjustments as directed by a majority of the Broker-Dealers, and, if there is not a majority so directing, the Auction Date shall be moved to the next succeeding Business Day following the scheduled Auction Date which will permit the efficient implementation of the Auction Procedures, and the Dividend Payment Date and the Auction Period shall be adjusted accordingly.

                                   SCHEDULE I

                                       TO

                               AUCTION PROCEDURES

    In the event of any conflict between this Schedule I and Appendix A, this
                           Schedule I shall prevail.

                                   DEFINITIONS

     "ALL HOLD RATE" means, as of any Auction Date, __% of the Index in effect on such Auction Date for any APS the dividend on which is not includable in gross income of the beneficial owner of such APS for federal income tax purposes and __% of the Index in effect on such Auction Date for any APS the dividend on which is includable in gross income of the beneficial owner of such APS for federal income tax purposes.

     "APS" means the Series A and B Auction Preferred Shares whose rights and preferences are as set forth in the Fund's Statement of Preferences.

     "AUCTION AGENT" shall initially be Deutsche Bank Trust Company of the Americas.

     "AUCTION DATE" shall include as part of the definition the first Auction Date which shall be ____________ for the Series ____ APS, _________________ for the Series ____ APS, _______________ for the Series ____ APS and
_____________for the Series ____ APS.

     "AUCTION PERIOD" shall include in the Six-month Auction Period either _____________ or _____________. [INSERT THE DAYS BEFORE THE SEMIANNUAL DIVIDEND PAYMENT DATES, I.E., DECEMBER 31 OR JUNE 30 FOR A JANUARY 1 AND JULY 1 DIVIDEND PAYMENT DATE.]

     "AUTHORIZED DENOMINATION" means $25,000 unless another amount is specified here.

     "AUTHORIZING DOCUMENT" means the Statement of Preferences.

     "BROKER-DEALER" selection by the Corporation must be consented to by the Issuer. [ELIMINATE IF THIS IS NOT A REQUIREMENT].

     "DIVIDEND PAYMENT DATE" includes the first Dividend Payment Date which shall be _________, for the Series ____ APS, _________, for the Series ____ APS, _________, for the Series ____ APS, and _________, for the Series ____ APS.

     "INDEX" means on any Auction Date with respect to APS in any Auction Period of 35 days or less ________________. The Index with respect to APS in any Auction Period of more than 35 days shall be the rate on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period as last published in The Wall Street Journal or such other source as may be mutually agreed upon by Issuer and the Broker-Dealers. If either rate is unavailable, the Index shall be an index or rate agreed to by all Broker-Dealers and consented to by the Issuer. For the purpose of this definition an Auction Period of 35 days or less means a 35-day Auction Period or shorter Auction Period, i.e. a 35-day Auction Period which is extended because of a holiday would still be considered an Auction Period of 35 days or less.

     "INITIAL PERIOD" means the period from the Closing Date to but not including ________ __, ____ with respect to the Series ____ APS, ________ __, ____ with respect to the Series ____APS, ________ __, ____ with respect to the Series ____ APS and ________ __, ____ with respect to the Series ____APS.

     "ISSUER" means Pioneer Diversified High Income Trust.

     "MAXIMUM APPLICABLE RATE" means ________________________________.

                               AUCTION PROCEDURES

      Determination of Auction Period Rate. The percentage of the Index in
                            Section 2.04(c) is ___%.

================================================================================

                     PIONEER DIVERSIFIED HIGH INCOME TRUST

                                 21050-00-0807

================================================================================

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                    SUBJECT TO COMPLETION, DATED [_____] 2007

                      PIONEER DIVERSIFIED HIGH INCOME TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

Pioneer Diversified High Income Trust (the "fund") is a recently organized, diversified, closed-end management investment company. This statement of additional information relating to the preferred shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated [_____] 2007 (the "prospectus"). This statement of additional information does not include all information that a prospective investor should consider before purchasing the fund's Series A Auction Preferred Shares and Series B Auction Preferred Shares (collectively, the "Preferred Shares" or "APS"), and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----
FUND HISTORY......................................................................................................     2
USE OF PROCEEDS...................................................................................................     2
INVESTMENT OBJECTIVES AND POLICIES................................................................................     2
INVESTMENT RESTRICTIONS...........................................................................................    30
MANAGEMENT OF THE FUND............................................................................................    32
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR THE APS........................................................    46
RATING AGENCY GUIDELINES..........................................................................................    46
PORTFOLIO TRANSACTIONS............................................................................................    52
REPURCHASE OF COMMON SHARES.......................................................................................    54
FEDERAL INCOME TAX MATTERS........................................................................................    54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................................................................    61
ADDITIONAL INFORMATION............................................................................................    61
APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS...........................    63
APPENDIX B - PROXY VOTING POLICIES................................................................................    68
APPENDIX C - STATEMENT OF PREFERENCES OF AUCTION PREFERRED SHARES (INCLUDING AUCTION PROCEDURES)..................    82
APPENDIX D -- SETTLEMENT PROCEDURES...............................................................................    83

         This statement of additional information is dated [_____], 2007

                                  FUND HISTORY

The fund is a diversified, closed-end management investment company organized as a Delaware statutory trust on January 30, 2007. The fund commenced operations on May 24, 2007.

                                 USE OF PROCEEDS

The net proceeds will be invested in accordance with the fund's investment objectives and policies during a period not to exceed four months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the fund may also purchase, as temporary investments, securities of other open-end and closed-end investment companies that invest in equity and fixed-income securities.

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus presents the investment objectives and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

EVENT-LINKED BONDS

Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event causes losses exceeding a specific amount or magnitude in the geographic region and time period specified in a bond, the fund may lose a portion or all of its accrued interest and/or principal invested in the bond. If no trigger event occurs, the fund is entitled to recover its principal plus accrued interest.

The fund's investments in event-linked bonds may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds linked to natural risks represent the largest portion of the fund's event-linked bond investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked bonds linked to weather risks provide insurance to companies whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.

The fund may invest in other types of event-linked bonds where the trigger event or magnitude of losses may be based on company-wide losses, index-based losses or a combination of triggers.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, primarily Standard & Poor's Ratings Group ("Standard & Poors"), Fitch Ratings, Ltd. ("Fitch"), and/or A.M. Best Company, Inc. ("A.M. Best"). Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard & Poors (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB." Montpelier Capital Advisors,

Ltd., the fund's investment subadviser ("Montpelier" or "Subadviser"), anticipates that the fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur, rather than the bond's credit risk. This rating also assesses the model used to calculate the probability of the trigger event. There currently are three primary independent catastrophe-modeling firms (EQECAT, Inc., AIR Worldwide Corp and Risk Management Solutions, Inc.), which utilize different methodologies to evaluate the probability of various types of pre-defined trigger events. For event-linked bonds with a "BB" rating, the average expected loss probability is approximately 1% (i.e., loss occurrence once every 100 years).

FLOATING RATE LOANS

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Interbank Offer Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. In addition to term loans, loans may include revolving credit facilities, prefunded letter of credit term loans, delayed draw term loans and receivables purchase facilities. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase a participation interest in a loan; or (iii) purchase an assignment of a loan.

DIRECT INVESTMENT IN LOANS. It can be advantageous to the fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in an assignment of, or a participation interest in, a loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund's return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. The fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist.

ASSIGNMENTS. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning investor.

PARTICIPATION INTERESTS. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.

OTHER INFORMATION ABOUT FLOATING RATE LOANS. Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

The fund may invest in loans that are second in lien priority rather than first. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and would therefore result in a loss of investment to the fund.

In the process of buying, selling and holding loans, the fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The fund will generally rely upon the agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless the fund has direct recourse against the borrower, the fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The fund may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The fund also may invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

From time to time, Pioneer Investment Management, Inc., the fund's investment adviser ("Pioneer" or the "Adviser"), and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the fund or may be intermediate participants with respect to loans in which the fund owns interests. Such banks may also act as agents for loans held by the fund.

DEBTOR-IN-POSSESSION FINANCING

The fund may invest in debtor-in-possession financings (commonly called "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors' claims). There is a risk that the entity will not emerge from Chapter 11 and would be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, the fund's only recourse will be against the property securing the DIP financing, which amount realized may be substantially less than the amount owed on the DIP financing.

INVERSE FLOATING RATE SECURITIES

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the security or purchasing additional securities of the appropriate credit quality as soon as it is prudent to do so.

FIXED-INCOME SECURITIES

In addition to corporate debt securities, which include corporate bonds, debentures and notes, fixed-income securities also include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer-term investment of funds.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

PREFERRED SHARES

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. To the extent the fund invests in such instruments, they will not contribute to the fund's primary goal of current income. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, deferred interest bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, deferred interest bonds and PIKs. Because the fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the fund may have to distribute cash obtained from selling other portfolio holdings of the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, deferred interest bonds and PIKs may be illiquid, making it difficult for the fund to dispose of them or determine their current value.

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, corporate commercial paper and other short-term commercial obligations issued by domestic companies; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks located in the U.S.; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund also may invest in these investments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage

Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities) and CUBES (Coupons Under Book-Entry Safekeeping), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involve special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (e.g., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

MORTGAGE-BACKED SECURITIES

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of SMBS may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain SMBS issued by the U.S. government, its agencies or instrumentalities are not readily marketable. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

ASSET-BACKED SECURITIES

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS

The fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The CBO trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

EXCHANGE TRADED FUNDS

Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, PowerShares QQQ(TM) (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

STRUCTURED SECURITIES

The fund may invest in structured securities. The value of the principal and/or interest on such securities may be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

HYBRID INSTRUMENTS

The fund may invest in "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call or put option may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS

In order to hedge the value of the fund's portfolio against interest rate fluctuations or to enhance the fund's income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis, and the full amount of the fund's obligations will be maintained in a segregated account by the fund's custodian.

The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.

Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the fund's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS

The fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. When the fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

CREDIT-LINKED NOTES

The fund may invest in credit-linked notes ("CLNs"), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

FOREIGN CURRENCY SWAPS

Foreign currency swaps involve the exchange by the lenders, including the fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the fund's right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the fund is unable to recover damages from the defaulting counterparty.

CROSS CURRENCY INTEREST RATE SWAP AGREEMENTS

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

In the future, the fund may engage in interfund securities and cash lending transactions, in accordance with applicable rules and regulations, or, if applicable, exemptive orders of the SEC, as then in effect. Through interfund lending, the fund may lend money to, and borrow money from, other Pioneer funds for short-term purposes. As a borrower in an interfund lending transaction, the fund may have to borrow from a bank at a higher interest rate if an interfund loan is called, which may occur on short notice, or not renewed. As a lender in an interfund lending transaction, any delay in repayment to the fund could result in a lost investment opportunity or additional borrowing costs.

MORTGAGE DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

MONEY MARKET INSTRUMENTS

The fund may invest in short-term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. The fund's investment in commercial bank obligations include certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the common and preferred shares represented at a meeting, if the holders of more than 50% of the outstanding common and preferred shares are present in person or by proxy, or

(ii) more than 50% of the outstanding common and preferred shares of the fund.

The fund may not:

(1) Issue senior securities, other than as permitted by the 1940 Act. Senior securities that the fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, other than as permitted by the 1940 Act. See "Leverage" in the prospectus for a discussion of the extent that the fund may borrow in accordance with the 1940 Act.

(3) Invest in real estate, except the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.

(4) Make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, loans, loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. This means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

      (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Invest 25% or more of the value of its total assets in any one industry, except that (a) the fund will invest more than 25% of its total assets in securities or other instruments issued or structured by companies in the financial services group of industries, such as banks, broker-dealers and insurance and reinsurance companies, and (b) this limitation does not apply to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

For purposes of investment restriction (4) above, in accordance with the current requirements under the 1940 Act, at no time would the value of the securities loaned, the value of repurchase agreement, and the value of all other investments made under this restriction in the aggregate exceed 33 1/3 of the value of the fund's total assets.

All other investment policies of the fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the fund's outstanding voting shares.

The fund has not adopted a fundamental policy prohibiting or limiting the fund's use of short sales, purchases on margin and the writing of put and call options. The fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Under current law, the fund may not purchase securities on margin. Certain other non-fundamental investment policies are included in the prospectus under "Investment objectives and Principal investment strategies" and this statement of additional information under "Investment objectives and policies."

The fund intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the fund will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. The fund does not anticipate that such guidelines would have a material adverse effect on the fund's holders of common shares or its ability to achieve its investment objectives. The fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 83 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Kingsbury and Mr. West serves as Trustee of 34 of the 83 Pioneer Funds. Mr. Bock serves as Trustee of 82 of the 83 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


                                                   TERM OF
                           POSITION HELD          OFFICE AND
                             WITH THE             LENGTH OF                 PRINCIPAL OCCUPATION              OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS          FUND                SERVICE                 DURING PAST FIVE YEARS            HELD BY THIS TRUSTEE
----------------------  -------------------  -------------------   ---------------------------------------  ------------------------
INTERESTED TRUSTEES:

John F. Cogan, Jr.      Chairman of the      Trustee since 2007.   Deputy Chairman and a Director of        Director of ICI Mutual
(80)*                   Board, Trustee and   Serves until a        Pioneer Global Asset Management S.p.A.   Insurance Company
                        President            successor trustee     ("PGAM"); Non-Executive Chairman and a
                                             is elected or         Director of Pioneer Investment
                                             earlier retirement    Management USA Inc. ("PIM-USA");
                                             or removal.           Chairman and a Director of Pioneer;
                                                                   Chairman and Director of Pioneer
                                                                   Institutional Asset Management, Inc.
                                                                   (since 2006); Director of Pioneer
                                                                   Alternative Investment Management
                                                                   Limited (Dublin); President and a
                                                                   Director of Pioneer Alternative
                                                                   Investment Management (Bermuda)
                                                                   Limited and affiliated funds; Director
                                                                   of PIOGLOBAL Real Estate Investment
                                                                   Fund (Russia) (until June 2006);
                                                                   Director of Nano-C, Inc. (since 2003);
                                                                   Director of Cole Management Inc.
                                                                   (since 2004); Director of Fiduciary
                                                                   Counseling, Inc.; President and
                                                                   Director of Pioneer Funds Distributor,
                                                                   Inc. ("PFD") (until May 2006);
                                                                   President of all of the Pioneer Funds;
                                                                   and Of Counsel, Wilmer Cutler
                                                                   Pickering Hale and Dorr LLP (counsel
                                                                   to PIM-USA and the Pioneer Funds)

Daniel K. Kingsbury *   Trustee and          Trustee since 2007.   Director, CEO and President of Pioneer
(48)                    Executive Vice       Serves until a        Investment Management USA Inc.;
                        President            successor trustee     Pioneer Investment Management, Inc.
                                             is elected or         and Pioneer Institutional Asset
                                             earlier retirement    Management, Inc. (since March 2007);
                                             or removal.           Executive Vice President of all of the
                                                                   Pioneer Funds (since March 2007);
                                                                   Director of Pioneer Global Asset
                                                                   Management S.p.A. (since March 2007);
                                                                   Head of New Markets Division, Pioneer
                                                                   Global Asset Management S.p.A.
                                                                   (2000-2007)

INDEPENDENT TRUSTEES:

David R. Bock (63)      Trustee              Trustee since 2007.   Executive Vice President and Chief       Director of The
3050 K Street NW,                            Serves until a        Financial Officer, I-trax, Inc.          Enterprise Social
Washington, DC 20007                         successor trustee     (publicly traded health care services    Investment Company
                                             is elected or         company) (2004 - present); Partner,      (privately-held
                                             earlier retirement    Federal City Capital Advisors            affordable housing
                                             or removal.           (boutique merchant bank)(1997 to         finance company); and
                                                                   2004); and Executive Vice President      Director of New York
                                                                   and Chief Financial Officer, Pedestal    Mortgage Trust (publicly
                                                                   Inc. (internet-based mortgage trading    traded mortgage REIT)
                                                                   company) (2000-2002)

Mary K. Bush (58)       Trustee              Trustee since 1997.   President, Bush International, LLC       Director of Brady
3509 Woodbine Street                         Serves until a        (international financial advisory firm)  Corporation (industrial
Chevy Chase, MD 20815                        successor trustee                                              identification and
                                             is elected or                                                  specialty coated
                                             earlier retirement                                             material products
                                             or removal.                                                    manufacturer); Director
                                                                                                            of Briggs & Stratton
                                                                                                            Co. (engine
                                                                                                            manufacturer); Director
                                                                                                            of UAL
                                                                                                            Corporation (airline
                                                                                                            holding company); and
                                                                                                            Director of Mantech
                                                                                                            International
                                                                                                            Corporation (national
                                                                                                            security, defense, and
                                                                                                            intelligenc technology
                                                                                                            firm)

Margaret B.W. Graham (59)     Trustee        Trustee since 2007.   Founding Director, Vice-President and    None
1001 Sherbrooke                              Serves until a        Corporate Secretary, The Winthrop
Street West, Montreal,                       successor trustee     Group, Inc. (consulting firm); and
Quebec, Canada                               is elected or         Desautels Faculty of Management,
H3A1G5                                       earlier retirement    McGill University
                                             or removal.

Thomas J. Perna (56)          Trustee        Trustee since 2007.   Private investor (2004 - present); and   Director of Quadriserv
89 Robbins Avenue,                           Serves until a        Senior Executive Vice President, The     Inc. (technology
Berkeley Heights,                            successor trustee     Bank of New York (financial and          products for securities
NJ 07922                                     is elected or         securities services) (1986 - 2004)       lending industry)
                                             earlier retirement
                                             or removal.

Marguerite A. Piret (58)      Trustee        Trustee since 2007.   President and Chief Executive Officer,   Director of New America
200 State Street,                            Serves until a        Newbury, Piret & Company, Inc.           High Income Fund, Inc.
12th Floor, Boston,                          successor trustee     (investment banking firm)                (closed-end investment
MA 02109                                     is elected or                                                  company)
                                             earlier retirement
                                             or removal.

Stephen K. West (78)          Trustee        Trustee since 2007.   Senior Counsel, Sullivan & Cromwell      Director, The Swiss
125 Broad Street,                            Serves until a        (law firm)                               Helvetia Fund, Inc.
New York, NY 10004                           successor trustee                                              (closed-end investment
                                             is elected or                                                  company)
                                             earlier retirement
                                             or removal.

John Winthrop (70)            Trustee        Trustee since 2007.   President, John Winthrop & Co., Inc.     None
One North Adgers                             Serves until a        (private investment firm)
Wharf, Charleston,                           successor trustee
SC 29401                                     is elected or
                                             earlier retirement
                                             or removal.

FUND OFFICERS:

Dorothy E. Bourassa (59)    Secretary            Since 2007. Serves    Secretary of PIM-USA; Senior Vice         None
                                                 at the discretion     President- Legal of Pioneer; the Board
                                                 of                    Secretary/Clerk of most of PIM-USA's
                                                                       subsidiaries; and Secretary of all of
                                                                       the Pioneer Funds since September 2003
                                                                       (Assistant Secretary from November 2000
                                                                       to September 2003)

Christopher J. Kelley (42)  Assistant Secretary  Since 2007. Serves    Vice President and Senior Counsel of     None
                                                 at the discretion     Pioneer since July 2002; Vice
                                                 of the Board          President and Senior Counsel of BISYS
                                                                       Fund Services, Inc. (April 2001 to
                                                                       June 2002); Senior Vice President and
                                                                       Deputy General Counsel of Funds
                                                                       Distributor, Inc. (July 2000 to April
                                                                       2001), and Assistant Secretary of all
                                                                       of the Pioneer Funds since September
                                                                       2003

Christopher P. Harvey (45)  Assistant Secretary  Since 2007. Serves    Partner, Wilmer Cutler Pickering Hale    None
                                                 at the discretion     and Dorr LLP; and Assistant Secretary
                                                 of the Board          of all of the Pioneer Funds since July
                                                                       2006

Vincent Nave (61)           Treasurer            Since 2007. Serves    Vice President-Fund Accounting,          None
                                                 at the discretion     Administration and Controllership
                                                 of the Board          Services of Pioneer; and Treasurer of
                                                                       all of the Pioneer Funds

Mark E. Bradley (47)        Assistant Treasurer  Since 2007. Serves    Deputy Treasurer of Pioneer since        None
                                                 at the discretion     2004; Treasurer and Senior Vice
                                                 of the Board          President, CDC IXIS Asset Management
                                                                       Services from 2002 to 2003; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds since November 2004

Luis I. Presutti (41)       Assistant Treasurer  Since 2007. Serves    Assistant Vice President-Fund            None
                                                 at the discretion     Accounting, Administration and
                                                 of the Board          Controllership Services of Pioneer;
                                                                       and Assistant Treasurer of all of the
                                                                       Pioneer Funds

Gary Sullivan (48)      Assistant Treasurer  Since 2007. Serves    Fund Accounting Manager - Fund           None
                                             at the discretion     Accounting, Administration and
                                             of the Board          Controllership Services of Pioneer;
                                                                   and Assistant Treasurer of all of the
                                                                   Pioneer Funds since May 2002

Katherine Kim           Assistant Treasurer  Since 2007. Serves    Fund Administration Manager - Fund       None
Sullivan (33)                                at the discretion     Accounting, Administration and
                                             of the Board          Controllership Services since June
                                                                   2003; Assistant Vice President -
                                                                   Mutual Fund Operations of State Street
                                                                   Corporation from June 2002 to June
                                                                   2003 (formerly Deutsche Bank Asset
                                                                   Management); Pioneer Fund Accounting,
                                                                   Administration and Controllership
                                                                   Services (Fund Accounting Manager from
                                                                   August 1999 to May 2002); and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds since September 2003

Teri W. Anderholm (47)  Chief Compliance     Since 2007. Serves    Chief Compliance Officer of Pioneer      None
                        Officer              at the discretion     since December 2006 and of all the
                                             of the Board          Pioneer Funds since January 2007; Vice
                                                                   President and Compliance Officer, MFS
                                                                   Investment Management (August 2005 to
                                                                   December 2006); Consultant, Fidelity
                                                                   Investments (February 2005 to July
                                                                   2005): Independent Consultant (July
                                                                   1997 to February 2005

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of Pioneer is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

The fund's Board of Trustees consists of nine members and is divided into three classes:

Class I: Margaret B.W. Graham, Daniel K. Kingsbury and John Winthrop ("Class I Trustees")

Class II: Mary K. Bush, Thomas J. Perna and Marguerite Piret ("Class II
Trustees")

Class III: David R. Bock, John F. Cogan, Jr., and Stephen K. West ("Class III Trustees")

The term of one class expires each year commencing with the first annual meeting following the initial public offering of the fund's common shares, which occurred on May 24, 2007, and no term shall continue for more than three years after the applicable election. The term of the Class I Trustees shall expire at the first annual shareholder meeting following the initial public offering of the fund's common shares, the term of the Class II Trustees expire at the second annual shareholder meeting, and the terms of the Class III Trustees shall expire at the third annual shareholder meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT

David R. Bock, Margaret B. W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

INDEPENDENT TRUSTEES

David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop

NOMINATING

Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

VALUATION

David R. Bock, Margaret B. W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

POLICY ADMINISTRATION

Mary K. Bush (Chair), Thomas J. Perna and John Winthrop

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

- act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

- discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

- review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

- review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

- review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

- receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Agreement and Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

- each fund with assets less than $250 million pays each Independent Trustees an annual fee of $1,000.

- the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

- the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

The following table sets forth certain information with respect to the compensation paid to each Trustee by the fund and the Pioneer Funds as a group. Compensation from the fund is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2006.

                                                                                    TOTAL
                                                PENSION OR                       COMPENSATION
                                                RETIREMENT         ESTIMATED    FROM THE FUND
                                AGGREGATE    BENEFITS ACCRUED   ANNUAL BENEFIT    AND OTHER
                              COMPENSATION   AS PART OF FUND         UPON          PIONEER
     NAME OF TRUSTEE           FROM FUND*        EXPENSES         RETIREMENT       FUNDS**
-----------------------       ------------   ----------------   --------------  -------------
INTERESTED TRUSTEES:

John F. Cogan, Jr.***           $  500.00        $0.00              $0.00        $ 35,300.00
Daniel K. Kingsbury***+         $  500.00        $0.00              $0.00                N/A

INDEPENDENT TRUSTEES:

David R. Bock                   $2,000.00        $0.00              $0.00        $149,500.00
Mary K. Bush                    $2,000.00        $0.00              $0.00        $148,250.00
Margaret B.W. Graham            $2,000.00        $0.00              $0.00        $155,750.00
Thomas J. Perna                 $2,000.00        $0.00              $0.00        $126,053.12
Marguerite A. Piret             $2,000.00        $0.00              $0.00        $178,250.00
Stephen K. West                 $2,000.00        $0.00              $0.00        $ 54,506.57
John Winthrop                   $2,000.00        $0.00              $0.00        $140,500.00

*     Estimated for the fiscal year ending April 30, 2008.

** For the calendar year ended December 31, 2006. There are 83 U.S. registered investment portfolios in the Pioneer Family of Funds.

*** Under the investment advisory agreement, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

+ Mr. Kingsbury became a Trustee of the fund and certain other Pioneer Funds on March 6, 2007.

OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the fund and the Pioneer Funds in the aggregate. The value of shares of the fund and any other closed-end fund are determined based on closing market price on December 31, 2006. The value of shares of any Pioneer Fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2006. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                 DOLLAR RANGE OF           SECURITIES IN ALL REGISTERED
                               EQUITY SECURITIES IN        INVESTMENT COMPANIES IN THE
  NAME OF TRUSTEE                    THE FUND                     PIONEER FUNDS
---------------------          --------------------      --------------------------------
INTERESTED TRUSTEES:

John F. Cogan, Jr.                     None                       Over $100,000
Daniel K. Kingsbury                    None                       Over $100,000

INDEPENDENT TRUSTEES:

David R. Bock                          None                       Over $100,000
Mary K. Bush                           None                       Over $100,000
Margaret B.W. Graham                   None                       Over $100,000

                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                 DOLLAR RANGE OF           SECURITIES IN ALL REGISTERED
                               EQUITY SECURITIES IN        INVESTMENT COMPANIES IN THE
  NAME OF TRUSTEE                    THE FUND                     PIONEER FUNDS
---------------------          --------------------      --------------------------------
Thomas J. Perna                        None                       Over $100,000
Marguerite A. Piret                    None                       Over $100,000
Stephen K. West                        None                       Over $100,000
John Winthrop                          None                       Over $100,000

OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

      - the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

      - an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

      - a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, PFD or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, PFD, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

-     the fund

-     an officer of the fund

-     a related fund

-     an officer of any related fund

-     Pioneer

-     PFD

-     an officer of Pioneer or PFD

-     any affiliate of Pioneer or PFD

-     an officer of any such affiliate

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452 in each of 2005 and 2006.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

-     Pioneer

-     PFD

-     UniCredito Italiano

-     any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

-     the fund

-     any related fund

-     Pioneer

-     PFD

-     any affiliated person of the fund, Pioneer or PFD

-     any entity in a control relationship to the fund, Pioneer or PFD

CODE OF ETHICS. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[As of [_____], 2007, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of any class of the outstanding shares of the fund. The fund is not aware of any beneficial owner of 5% or more of any class of its shares.] The following is a list of the holders of record of 5% or more of any class of the fund's outstanding shares as of [_____], 2007:

RECORD HOLDER           SHARE CLASS      NUMBER OF SHARES     % OF CLASS
-------------           -----------      ----------------     ----------
Cede & Co.             Common Shares        [_____]             [_____]%

INVESTMENT ADVISER AND SUBADVISER

INVESTMENT ADVISER. The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer is responsible for managing the fund's overall investment program, supervising the Subadviser's investments in event-linked bonds on behalf of the fund, supervising the fund's overall compliance program and providing for the general management of the business affairs of the fund. Pioneer and the Subadviser provide the fund with investment research, advice and supervision and furnish an investment program for the fund consistent with the fund's investment objectives and policies, subject to the supervision of the fund's Trustees. Pioneer and the Subadviser determine what portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and report to the Trustees on the fund's investments and performance.

SUBADVISER. Pioneer has engaged Montpelier Capital Advisors, Ltd. to act as the fund's investment subadviser with respect to the fund's investments in event-linked bonds. The Subadviser, under the supervision of Pioneer, is responsible for the day-to-day management of the fund's portfolio of investments in event-linked bonds. The Subadviser also advises Pioneer as to the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets.

ADMINISTRATOR. The fund has entered into an administration agreement with the Pioneer, pursuant to which Pioneer will provide certain administrative and accounting services to the fund. Pioneer has appointed Princeton Administrators, LLC as the sub-administrator to the fund to perform certain of Pioneer's administration and accounts obligations to the fund. Under the administration agreements, the fund will pay Pioneer a monthly fee equal to 0.07% of the fund's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million. Pioneer and not the fund, is responsible for paying the fees of Princeton Administrators, LLC.

Pursuant to a separate agreement, the fund may compensate the Pioneer for providing certain legal and accounting services at the annual rate of 0.0175% of the fund's average daily managed assets.

TRANSFER AGENT. PIMSS has entered into a transfer agency agreement with the fund pursuant to which PIMSS provides certain transfer agency services to the fund. Under the transfer agency agreement, the fund will reimburse PIMSS for its cost of providing such services to the fund. PIMSS has retained American Stock Transfer & Trust Company to provide sub-transfer agent, sub-registrar and sub-dividend dispersing agent services for the fund. The fund will pay PIMSS a fee for such services. The transfer agency agreement may be terminated by the fund or PIMSS (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

MANAGEMENT CONTRACT. Under the management contract, the fund will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.85% of the fund's average daily managed assets. "Managed assets" means the total assets of the fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through
(i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the fund's investment objectives and policies and/or (iv) any other means. The liquidation preference on any preferred shares is not a liability. The fund's average daily managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the daily determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.

Under the terms of the management contract, Pioneer pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, a portion of the offering expenses, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Board of Trustees; (i) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer or the fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the fund's shares on the American Stock Exchange or any other national stock exchange; and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of Pioneer) as being an appropriate expense of the fund. In addition, the fund will pay all brokers' and underwriting commissions or other fees chargeable to the fund in connection with securities transactions to which the fund is a party or the origination of any floating rate loan in which the fund invests.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

PROXY VOTING. The fund's Trustees have delegated to Pioneer the authority to vote proxies of behalf of the fund. The Trustees have approved the proxy voting guidelines of Pioneer and will review the guidelines and suggest changes they deem advisable. A summary of Pioneer's proxy voting guidelines and proxy voting procedures are attached to this statement of additional information as Appendix B.

SUBADVISORY CONTRACT. Montpelier Capital Advisors, Ltd. serves as the fund's investment subadviser. Under the terms of the subadvisory agreement (the "Subadvisory Agreement") between the Pioneer and the Subadviser, the Subadviser will act as a sub-investment adviser with respect to that portion of the fund's portfolio invested in event-linked bonds ("Sub-Advised Assets"). In such capacity, the Subadviser shall, with respect to Sub-Advised Assets, and subject to the supervision of Pioneer and the fund's Board, among other things (a) regularly provide the fund with investment research, advice and supervision and furnish continuously an investment program for the fund; (b) subject to the supervision of Pioneer, manage the investment and reinvestment of the fund's Sub-Advised Assets; (c) keep the fund and Pioneer informed of developments materially affecting the fund's Sub-Advised Assets, including market valuations and pricing information on fund holdings to Pioneer and/or the fund's pricing agent as necessary to make any fair value determinations; (c) comply with the provisions of the fund's Agreement and Declaration of Trust and By-Laws, the 1940 Act, the Investment Advisers Act of 1940, as amended, and the investment objectives, policies and restrictions of the fund; (d) not take any action to cause the fund to fail to comply with the requirements of Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company; (e) comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish; (f) be responsible for voting proxies and acting on other corporate actions if instructed to do so by the Board of Trustees or Pioneer; (g) maintain separate books and detailed records of all matters pertaining to the portion of the Sub-Advised Assets required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided under the Subadvisory Agreement with respect to the fund; and (h) furnish reports to the Trustees and Pioneer.

Under the terms of the Subadvisory Agreement, for its services the Subadviser is entitled to a subadvisory fee from Pioneer at an annual rate of 0.80% the fund's average daily Sub-Advised Assets; provided, however, that such fee shall in no event be less than 0.15% of the fund's average daily managed assets. The fee will be paid monthly in arrears. The fund does not pay a fee to the Subadviser.

POTENTIAL CONFLICTS OF INTEREST. The fund's investment adviser is Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

           ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR THE APS

GENERAL. DTC will act as the Securities Depository with respect to the APS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the APS contained in the Statement of Preferences of Auction Preferred Shares ("Statement"). Prior to the commencement of the right of holders of the APS to elect a majority of the Trustees, as described under "Description of APS" in the prospectus, Cede & Co. will be the holder of record of the APS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the APS, whether for its own account or as a nominee for another person.

                            RATING AGENCY GUIDELINES

The descriptions of Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") rating guidelines ("Rating Agency Guidelines") contained in this statement of additional information do not purport to be complete and are subject to and qualified in their entireties by reference to the Statement, a copy of which is attached as Appendix C to this statement of additional information. A copy of the Statement is filed as an exhibit to the registration statement of which the prospectus and this statement of additional information are a part and may be inspected, and copies thereof may be obtained, as described in the prospectus.

The composition of the fund's portfolio reflects the Rating Agency Guidelines in connection with the Fund's receipt of a rating of "Aaa" and "AAA" from Moody's and Fitch, respectively, for the preferred shares. These Rating Agency Guidelines relate, among other things, to credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the fund's portfolio.

The Rating Agency Guidelines require that the fund maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency

Guidelines, greater than the aggregate liquidation preference of the preferred shares plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the fund to maintain asset coverage required by the 1940 Act as a condition to paying dividends or other distributions on the fund's common shares. The effect of compliance with the Rating Agency Guidelines may be to cause the fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the fund's ability to make certain investments that would otherwise be deemed potentially desirable by Pioneer. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the fund in the future elected not to use financial leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the fund may issue.

The fund intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by each rating agency. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Rating Agency Guidelines do not impose any limitations on the percentage of fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the fund's portfolio. The amount of such assets included in the fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the fund's assets that are eligible for inclusion in the discounted value of the fund's portfolio under the Rating Agency Guidelines. For a more detailed description of the Rating Agency Guidelines, see the Statement which is attached to this statement of additional information as Appendix C.

PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                      NUMBER OF
                                                                      ACCOUNTS        ASSETS
                                                                    MANAGED FOR    MANAGED FOR
                                                                       WHICH          WHICH
                                                                    ADVISORY FEE   ADVISORY FEE
    NAME OF                            NUMBER OF                         IS             IS
   PORTFOLIO             TYPE OF        ACCOUNTS    TOTAL ASSETS    PERFORMANCE-   PERFORMANCE-
    MANAGER              ACCOUNT        MANAGED        MANAGED          BASED          BASED
-----------------     --------------   ---------   --------------   ------------   ------------
Andrew Feltus         Other               7        $7,924,185,000       N/A            N/A
                      Registered
                      Investment
                      Companies
                      Other Pooled        5        $  741,806,000       N/A            N/A

                      Investment
                      Vehicles
                      Other Accounts      2        $  291,009,000       N/A            N/A

Charles Melchreit     Other               3        $  522,452,000       N/A            N/A
                      Registered
                      Investment
                      Companies

                      Other Pooled        1        $  273,852,000       N/A            N/A
                      Investment
                      Vehicles

                      Other Accounts      0        $            0       N/A            N/A

Jonathan Sharkey      Other               1        $   48,854,000       N/A            N/A
                      Registered
                      Investment
                      Companies

                      Other Pooled        0        $            0       N/A            N/A
                      Investment
                      Vehicles

                      Other Accounts      0        $            0       N/A            N/A

Chris Harris          Other              None                 N/A       N/A            N/A
                      Registered
                      Investment
                      Companies

                      Other Pooled       None                 N/A       N/A            N/A
                      Investment
                      Vehicles

                      Other Accounts      1        $   49,765,289      None           None

David Sinnott         Other              None                 N/A       N/A            N/A
                      Registered
                      Investment
                      Companies

                      Other Pooled       None                 N/A       N/A            N/A
                      Investment
                      Vehicles

                      Other Accounts      1        $   49,765,289      None           None

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

      - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

POTENTIAL CONFLICTS OF INTEREST FOR SUBADVISER. A potential conflict of interest could arise in the event that Montpelier Re Ltd., the subadviser's parent company, has an interest in investing in an event-linked bond that is also a suitable investment for the fund. The subadviser seeks to avoid this potential conflict by communicating any such potential conflict of interest in advance to Pioneer. In all cases, the subadviser will provide Pioneer with information relating to Montpelier Re Ltd.'s or any affiliate's interest (in buying, selling or issuing) a specific event-linked bond, prior to consummating any transaction on behalf of its affiliates. In addition, the subadviser will provide Pioneer with a report listing all event linked bond transactions and sales on at least a quarterly basis.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      - Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Plus Index and the Credit Suisse Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

      - Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing that are mutually established and evaluated by each portfolio manager and management.

      - Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

COMPENSATION OF THE SUBADVISER'S PORTFOLIO MANAGERS.

The subadviser's compensation program consists of three components: (i) base salary and benefits, (ii) annual cash bonus, and (iii) long-term equity incentive awards. The principal benefit plans and arrangements that are offered include housing allowances, a deferred compensation plan, retirement benefits, medical and dental insurance and travel. The combination of components for each portfolio manager is set by a committee. The subadviser's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to the subadviser and its affiliates and not on the basis of a specific fund or other accounts, if any, managed by the portfolio manager.

BASE SALARY AND BENEFITS. Each portfolio manager's base salary and benefits are set by a committee in consultation with the Chief Executive Officer by reference to the nature and demands of the past, the knowledge, skill and experience of the individual and the state of the market for recruitment into comparable positions. The subadviser seeks to set base compensation at market rates based on industry surveys.

ANNUAL CASH BONUS. The subadviser pays annual cash bonuses in order to reward short-term performance. Each year, the committee reviews and adopts an annual cash bonus plan on behalf of the subadviser and its affiliates. Under the annual bonus plan, the maximum bonus opportunity, expressed as a percentage of salary, and related performance criteria are set in advance for each by the committee. The final value of the bonus is derived from a sliding scale operating around a central percentage target return on allocated capital.

LONG-TERM INCENTIVE AWARDS. At the discretion of the committee, incentive awards, the value of which is based on and paid in the parent company's common shares, may be made to all eligible plan participants. Generally, the awards are granted annually in advance of the commencement of a three-year performance period. Incentive awards that may be granted consist of share appreciation rights, performance shares and restricted share units. Each type of award gives a plan participant the right to receive a payment in cash, common shares or a combination of both, including dividend equivalents in the case of restricted share units, at the discretion of the committee.

SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of April 30, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

NAME OF PORTFOLIO MANAGER                BENEFICIAL OWNERSHIP OF THE FUND*
-------------------------                ---------------------------------
Andrew Feltus                            A
Charles Melchreit                        A
Jonathan Sharkey                         A
Chris Harris                             A
David Sinnott                            A

*Key to Dollar Ranges

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    $100,001 - $500,000

F.    $500,001 - $1,000,000

G.    Over $1,000,000

The fund is newly organized and had not commenced operations as of April 30, 2006.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer and/or the Subadviser pursuant to authority contained in the fund's management contract and the subadvisory contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer and the Subadviser normally seek to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer and the Subadviser seek to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers,

Pioneer and the Subadviser consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer and the Subadviser may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer or the Subadviser over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer or the Subadviser in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer or the Subadviser, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer and the Subadviser in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's or the Subadviser's normal independent research activities; however, it enables Pioneer and the Subadviser to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or the Subadviser, or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent.

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                           REPURCHASE OF COMMON SHARES

The fund is a closed-end investment company and as such its shareholders will not have the right to cause the fund to redeem their shares. Instead, the fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the fund and potential increase in the expense ratio of expenses to assets of the fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

At any time when the fund has outstanding preferred shares, the fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the fund will be borne by the fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the fund in anticipation of share repurchases or tenders will reduce the fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

In addition, a purchase by the fund of its common shares will decrease the fund's total assets, which would likely have the effect of increasing the fund's expense ratio. Any purchase by the fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of preferred shares of the fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion

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reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, (i) among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and
(2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the fund does not qualify as a regulated investment company, it will be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and

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accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the fund's distributions will be sufficient to avoid entirely this tax.

Based in part on the lack of any present intention on the part of the fund to redeem or purchase the preferred shares at any time in the future, the fund believes that under present law the preferred shares will constitute stock of the fund and distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the fund's current and accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the preferred shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the preferred shares constitute debt of the fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by the fund to shareholders of preferred shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

For U.S. federal income tax purposes, all dividends generally are taxed as described below. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income, are taxable as ordinary income and distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Since the fund's income is derived primarily from interest, dividends of the fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. In addition, the fund's dividends are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. The income to be received by the fund from its investments also is not expected to qualify for the dividends- received deduction under the Code. As a result, the fund does not expect that its distributions to its corporate shareholders will qualify for such deduction.

If the fund retains any net capital gain for a taxable year, the fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The treatment of event-linked bonds for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such bond. The fund expects that it will generally treat the event-linked

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bonds in which it invests as equity of the issuer for U.S. federal income tax purposes, whether that treatment is mandated by the terms of the applicable bond indentures or otherwise, although this determination will necessarily be made on an investment by investment basis. It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the event-linked bonds or challenge the treatment adopted by the fund for one or more of its event-linked bond investments. A change in the treatment of the fund's event-linked bond investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the fund's income from the event-linked bonds. This, in turn, could affect whether the fund has satisfied the distribution requirements necessary to qualify as a regulated investment company and to avoid a fund-level tax.

An event-linked bond that is treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a passive foreign investment company (a "PFIC") or a controlled foreign corporation (a "CFC"). Generally, a foreign corporation is treated as a PFIC if it receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or it holds at least 50% of its assets in investments producing such passive income. In cases in which the fund treats an event-linked bond as an equity interest in a PFIC, the fund generally expects to make a "mark to market" election, which would require the fund to recognize income or (subject to certain limitations) loss annually based on the difference between the fair market value of the event-linked bond at the end of the year and the fund's adjusted basis in the event-linked bond. Because the mark to market election can result in recognition of income without the concurrent receipt of cash, the fund may have to sell portfolio securities, thereby possibly resulting in the recognition of additional income or gain, to satisfy the distribution requirements necessary to qualify as a regulated investment company and to avoid a fund-level tax. If the fund were not able to meet such distribution requirements, the fund would run the risk of losing its qualification as a regulated investment company.

If the fund does not make a mark to market election with respect to an event-linked bond that is treated as an equity interest in a PFIC, or an alternative election (if available) that could also require the fund to recognize income without the concurrent receipt of cash, the fund would be subject to U.S. federal income tax on payments on the bond to the extent they constitute "excess distributions" from the PFIC and on gain from the sale or retirement of the bond, even if all such income or gain is timely distributed by the fund to its shareholders. Any such income or gain would be allocated pro rata over the fund's entire holding period for the bond, with the portion of the income or gain allocated to any prior taxable year being subject to tax at the highest marginal corporate income tax rate in effect for such prior taxable year. In addition, an interest charge would be imposed on the fund with respect to taxes deemed to be deferred. The fund would not be able to pass through to its shareholders any credit or deduction for such taxes or the interest charge.

If U.S. shareholders (including the fund) collectively are treated as owning more than 25% of the equity of an issuer of an event-linked bond, the issuer may be treated as a CFC. In such event, if the fund were considered to own a 10% or greater equity interest in the CFC as a result of its ownership of the issuer's event-linked bonds, the fund would generally be required to include in income annually its pro rata share of certain or all of the CFC's earnings and profits, whether or not those earnings and profits are distributed as payments on the event-linked bonds or otherwise. As a result, the fund could be subject to the distribution requirements discussed above with respect to such income without the concurrent receipt of cash.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company

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taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A failure by the fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated the fund's leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the fund's qualification for taxation as a regulated investment company under the Code and/or might subject the fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The fund will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

Sales and other dispositions of fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares (including a redemption of the preferred shares) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the

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shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

The fund may, at its option, redeem preferred shares in whole or in part subject to certain limitations and to the extent permitted under applicable law, and is required to redeem all or a portion of the preferred shares to the extent required to maintain the APS Basic Maintenance Amount and the 1940 Act Preferred Share Asset Coverage. Gain or loss, if any, resulting from a redemption of the preferred shares generally will be taxed as gain or loss from the sale of the preferred shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the fund, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the fund. For purposes of clauses
(a), (b), and (c) above, a shareholder's ownership of common and preferred shares will be taken into account and the common and preferred shares held by persons who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions (a) through (d) above are met, the redemption proceeds may be considered a dividend distribution taxable as ordinary income as discussed above. In addition, any declared but unpaid dividends distributed to shareholders in connection with a redemption will be taxable to shareholders as dividends as described above. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures and forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currencies may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed

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to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The federal income tax treatment of the fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the fund, the timing or character of income recognized by the fund could be affected, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, net capital gain, and ordinary income. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the fund's position concerning the treatment of dividends paid after the close of a taxable year or with the fund's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of preferred shares and designated by the fund as exempt-interest dividends as consisting instead of capital gains or other taxable income. If the IRS were to prevail with respect to any such attempted recharacterization, holders of preferred shares could be subject to tax on amounts so recharacterized and the fund could be subject to federal income and excise tax. In such event, no additional amounts would be paid by the fund with respect to dividends so recharacterized to compensate for any additional tax owned by holders of preferred shares.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the

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requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities and operations of the fund as of [_____], 2007 appearing in this statement of additional information has been audited by [_____], independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [_____], located at [_____], provides accounting, auditing and tax preparation services to the fund.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2 (File No. 811-22014), including amendments thereto, relating to the APS offered hereby, has been filed by the fund with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the fund and the APS offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                       STATEMENT OF ASSETS AND LIABILITIES

                         [To be included by amendment.]

                      PIONEER DIVERSIFIED HIGH INCOME TRUST

                             STATEMENT OF OPERATIONS

                         [To be included by amendment.]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                         [To be included by amendment.]

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                       STATEMENT OF OPERATIONS (UNAUDITED)
                        STATEMENT OF CHANGES (UNAUDITED)
                       SCHEDULE OF INVESTMENTS (UNAUDITED)

                         [To be included by amendment.]

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        APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND
                            PREFERRED STOCK RATINGS(1)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various

---------------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

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protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

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Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

      - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      -     Nature of and provisions of the obligation;

      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding

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company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

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                       APPENDIX B - PROXY VOTING POLICIES

                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

                            VERSION DATED JULY, 2004

                                    OVERVIEW

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

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                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's

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internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

      - An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      - An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      - Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

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Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      -     Retains a record of the vote cast;

      - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      - Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      -     A record memorializing the basis for each referral vote cast;

      - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate

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and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              PROXY VOTING POLICIES

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      -     Corporate name change.

      -     A change of corporate headquarters.

      -     Stock exchange listing.

      -     Establishment of time and place of annual meeting.

      -     Adjournment or postponement of annual meeting.

      -     Acceptance/approval of financial statements.

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      -     Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      -     Approval of minutes and other formalities.

      - Authorization of the transferring of reserves and allocation of income.

      -     Amendments to authorized signatories.

      -     Approval of accounting method changes or change in fiscal year-end.

      -     Acceptance of labor agreements.

      -     Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

We normally vote for proposals to:

      - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      -     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      -     Seek bids from other auditors.

      - Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      -     Indemnify auditors.

      - Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

Pioneer will vote for:

      - Audit, compensation and nominating committees composed of independent directors exclusively.

      - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      -     Election of an honorary director.

We will vote against:

      -     Minimum stock ownership by directors.

      - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      - Requirements for union or special interest representation on the board.

      -     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

      - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      - Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      - Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

      - Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      -     Contested election of directors.

      - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      -     Mandatory retirement policies.

      - Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

      -     Cumulative voting.

      -     Increase ability for shareholders to call special meetings.

      -     Increase ability for shareholders to act by written consent.

      -     Restrictions on the ability to make greenmail payments.

      -     Submitting rights plans to shareholder vote.

      -     Rescinding shareholder rights plans ("poison pills").

      -     Opting out of the following state takeover statutes:

      - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

      - Control share cash-out provisions, which require large holders to acquire shares from other holders.

      - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

      - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

      - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

      -     Fair price provisions.

      -     Authorization of shareholder rights plans.

      -     Labor protection provisions.

      -     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

      - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      -     Proposals that allow shareholders to nominate directors.

We will vote against:

      -     Classified boards, except in the case of closed-end mutual funds.

      - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

      -     Classes of shares with unequal voting rights.

      -     Supermajority vote requirements.

      - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      -     Extension of advance notice requirements for shareholder proposals.

      - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

      -     Changes in par value.

      -     Reverse splits, if accompanied by a reduction in number of shares.

      - Share repurchase programs, if all shareholders may participate on equal terms.

      -     Bond issuance.

      -     Increases in "ordinary" preferred stock.

      - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      -     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      - Increase in authorized common stock. We will make a determination considering, among other factors:

      -     Number of shares currently available for issuance;

      - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      -     Proposed use of the additional shares; and

      - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      -     Proposals to submit private placements to shareholder vote.

      -     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:

      -     401(k) benefit plans.

      - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      -     Amendments to performance plans to conform with OBRA;

      -     Caps on annual grants or amendments of administrative features;

      -     Adding performance goals; and

      -     Cash or cash-and-stock bonus plans.

      - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      -     Require that option repricings be submitted to shareholders.

      -     Require the expensing of stock-option awards.

      - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

            - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                  Dilution = (A + B + C) / (A + B + C + D), where

                  A = Shares reserved for plan/amendment,

                  B = Shares available under continuing plans,

                  C = Shares granted but unexercised and

                  D = Shares outstanding.

            -     The plan must not:

                  - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                  - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

      - We are generally in favor of proposals that increase participation beyond executives.

      - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

      - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

      - We generally support proposals asking companies to adopt stock holding periods for their executives.

      -     All other employee stock purchase plans.

      - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

      - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      -     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      -     Limits on executive and director pay.

      -     Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

      -     Confidential Voting.

      - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      - Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      - Bundled proposals. We will evaluate the overall impact of the proposal.

      -     Adopting or amending the charter, bylaws or articles of association.

      - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      -     Limitations on stock ownership or voting rights.

      -     Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

      -     Mergers and acquisitions.

      - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      -     Debt restructurings.

      -     Conversion of securities.

      -     Issuance of shares to facilitate a merger.

      -     Private placements, warrants, convertible debentures.

      - Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

      -     Establishment of new classes or series of shares.

      -     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

      - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      -     Approval of new or amended advisory contracts.

      -     Changes from closed-end to open-end format.

      -     Authorization for, or increase in, preferred shares.

      -     Disposition of assets, termination, liquidation, or mergers.

      - Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      - Conduct studies regarding certain issues of public concern and interest;

      - Study the feasibility of the company taking certain actions with regard to such issues; or

      - Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

        APPENDIX C - STATEMENT OF PREFERENCES OF AUCTION PREFERRED SHARES
                         (INCLUDING AUCTION PROCEDURES)

[To be included by amendment.]

                        APPENDIX D--SETTLEMENT PROCEDURES

[To be included by amendment.]

                           PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.    Financial Statements.

      Part A: Financial Highlights for the Period [_____], 2007 through
              [_____], 2007 (unaudited). [To be filed by amendment.]

      Part B: [To be filed by amendment.]

              Statement of Assets and Liabilities as of [_____], 2007

              Statement of Operations for the One Day ended [_____], 2007

              Notes to Financial Statements as of [_____], 2007

              Report of Independent Registered Public Accounting Firm dated [_____], 2007

              Schedule of Investments as of [_____], 2007 (unaudited)

              Statement of Assets and Liabilities as of [_____], 2007
              (unaudited)

              Statement of Operations as of [_____], 2007 (unaudited)

              Statement of Changes in Net Assets for the Period [_____], 2007 through [_____], 2007 (unaudited)

              Financial Highlights for the Period [_____], 2007 through [_____], 2007 (unaudited)

              Notes to Financial Statements as of [_____], 2007 (unaudited)

2.    Exhibits:

      (a)(1) Agreement and Declaration of Trust. (1)

      (a)(2) Certificate of Trust. (1)

      (a)(3) Statement of Preferences of Auction Preferred Shares (5)

      (b)    By-Laws. (2)

      (c)    None.

      (d)    Specimen Share Certificate. (5)

      (e)    Automatic Dividend Reinvestment Plan. (2)

      (f)    None.

      (g)(1) Advisory Agreement with Pioneer Investment Management, Inc.
             (2)

      (g)(2) Sub-Advisory Agreement between Pioneer Investment Management, Inc. and Montpelier Capital Advisors, Ltd. (2)

      (h) Underwriting Agreement among the Registrant, Pioneer Investment Management, Inc., Montpelier Capital Advisors, Ltd. and Underwriters. (5)

      (i)    None.

      (j)    Custodian Agreement. (2)

      (k)(1) Administration Agreement with Pioneer Investment Management, Inc.
             (2)

      (k)(2) Sub-Administration Agreement between Pioneer Investment Management, Inc. and Princeton Administrators, LLC (2)

      (k)(3) Investment Company Service Agreement with Pioneer Investment Management Shareholder Services, Inc. (2)

      (k)(4) Sub-Transfer Agent Services Agreement between Pioneer Investment Management Shareholder Services, Inc. and American Stock Transfer & Trust Company (2)

      (k)(5) Accounting and Legal Services Agreement with Pioneer Investment Management, Inc. (2)

      (k)(6) Auction Agency Agreement (5)

      (k)(7) Expense Limitation Agreement between the Registrant and Pioneer Investment Management, Inc. (2)

      (l)    Opinion of Counsel. (5)

      (m)    None.

      (n)    Consent of Independent Registered Public Accounting Firm. (5)

      (o)    Not applicable.

      (p)    Initial Share Purchase Agreement. (2)

      (q)    None.

      (r)(1) Pioneer Funds Code of Ethics. (2)

      (r)(2) Pioneer Investment Management, Inc. Code of Ethics. (2)

      (r)(3) Montpelier Capital Advisors, Ltd. Code of Ethics. (2)

      (s)    Powers of Attorney. (2)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's Initial Registration Statement on Form N-2 (File Nos. 333-1040358; 811-22014), as filed with the Securities and Exchange Commission (the "SEC") on January 31, 2007 (Accession No.
      0000950135-07-000450).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 2 to the Registrant's Initial Registration Statement on Form N-2 (File Nos. 333-1040358; 811-22014), as filed with the SEC on April 20, 2007 (Accession No. 0000950135-07-002343).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 3 to the Registrant's Initial Registration Statement on Form N-2 (File Nos. 333-1040358; 811-22014), as filed with the SEC on May 22, 2007 (Accession No. 0000950135-07-003292).

(4)   Filed herewith.

(5)   To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the Underwriting Agreement for the Registrant's preferred shares, to be filed by amendment.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

      Registration Fees                                  $ [_____]
      Printing (other than certificates)                 $ [_____]
      Accounting fees and expenses                       $ [_____]
      Legal fees and expenses                            $ [_____]

      Rating agents fees                                 $ [_____]
      Miscellaneous                                      $ [_____]
      Total                                              $ [_____]

Item 28. Persons Controlled by or Under Common Control

None

Item 29. Number of Holders of Securities

As of [_____], 2007, the number of record holders of each class of securities of the Registrant was

      (1)                                               (2)
      Title of Class                                    Number of Record Holders

      Common Shares (no par value)                      [_____]
      Preferred Shares Series [__] (par value [__])     0
      Preferred Shares Series [__] (par value [__])     0

Item 30. Indemnification

The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated January 31, 2007, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registration pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant's expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investment manages investment companies, pension and profit sharing plans, trust, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Registrant, none of Pioneer Investment's directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other Unicredito subsidiaries.

                           OTHER BUSINESS, PROFESSION, VOCATION
                           OR EMPLOYMENT OF SUBSTANTIAL
NAME OF DIRECTOR/OFFICER   NATURE WITH LAST TWO FISCAL YEARS

John F. Cogan, Jr.         Of counsel, Wilmer Cutler Pickering Hale and Dorr LLP

Item 32. Location of Accounts and Records

The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer. Some records may be maintained with the Sub-

Adviser, Montpelier Capital Advisors, Ltd., at Montpelier House, 94 Pitts Bay Road, Pembroke, HM 08, Bermuda.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

      1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2.    Not applicable.

      3.    Not applicable.

      4.    Not applicable.

      5. (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

            (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 18th day of July, 2007.

                                      PIONEER DIVERSIFIED HIGH INCOME TRUST

                                      By: /s/ Daniel K. Kingsbury
                                          --------------------------------------
                                          Daniel K. Kingsbury
                                          Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                           Title
John F. Cogan, Jr.*                 Chairman of the Board and President
------------------------------      (Principal Executive Officer)
John F. Cogan, Jr.

Vincent Nave*                       Chief Financial Officer and Treasurer
------------------------------      (Principal Financial and Accounting Officer)
Vincent Nave

Trustees:

David R. Bock*
------------------------------
David R. Bock

Mary K. Bush*
------------------------------
Mary K. Bush

John F. Cogan, Jr.*
------------------------------
John F. Cogan, Jr.

Marguerite B.W. Graham*
------------------------------
Marguerite B.W. Graham

/s/ Daniel K. Kingsbury
------------------------------
Daniel K. Kingsbury

Thomas J. Perna*
------------------------------
Thomas J. Perna

Marguerite A. Piret*
------------------------------
Marguerite A. Piret

Steven K. West*
------------------------------
Steven K. West

John Winthrop*
------------------------------
John Winthrop

      /s/ Daniel K. Kingsbury
*By:  ------------------------------        Dated:  July 18, 2007
      Daniel K. Kingsbury
      Attorney-in-Fact

                                  EXHIBIT INDEX

      None.